As filed with the Securities and Exchange Commission on November 25, 2008

Securities Act of 1933 File No. 333-
Investment Company Act of 1940 File No. 811-22254

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

☒	Registration Statement under the Securities Act of 1933
	☐	Pre-Effective Amendment No.
	☐	Post-Effective Amendment No.
and
☒	Registration Statement under the Investment Company Act of 1940
	☐	Amendment No.

BLACKROCK CORE ALTERNATIVES PORTFOLIO LLC
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)
(800) 882-0052
(Registrant's telephone number, including area code)

Donald C. Burke, President
BlackRock Core Alternatives Portfolio LLC
40 East 52nd Street
New York, New York 10022
(Name and Address of Agent for Service)

Copies to:
Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)
☒ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Limited Liability Company Interests	N/A	N/A	$1,000,000	$39.30

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The Registration Statement also has been signed by BlackRock Core Alternatives Master Portfolio LLC, the master fund in the Registrant's master-feeder structure.

The information in this preliminary prospectus is not complete and may be changed.  We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 25, 2008
p r e l i m i n a r y p r o s p e c t u s	BlackRock
BLACKROCK CORE ALTERNATIVES PORTFOLIO LLC

BLACKROCK CORE ALTERNATIVES TEI PORTFOLIO LLC

LIMITED LIABILITY COMPANY INTERESTS

, 2008
____________________________
This Prospectus describes two separate funds (each, a "Feeder Fund"): BlackRock Core Alternatives Portfolio LLC (the "Core Fund") and BlackRock Core Alternatives TEI Portfolio LLC (the "TEI Core Fund").

The Core Fund invests all or substantially all of its investable assets in BlackRock Core Alternatives Master Portfolio LLC, a Delaware limited liability company (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The TEI Core Fund invests all or substantially all of its investable assets in BlackRock Core Alternatives Portfolio, Ltd., a Cayman Islands exempted company limited by shares that has the same investment objectives as the TEI Core Fund (the "Offshore Fund" or "Cayman Company").  The Offshore Fund in turn invests all or substantially all of its investable assets in the Master Fund.  Each Fund is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.

The Funds' primary investment objective is capital appreciation with a secondary objective of preserving capital.  In order to achieve their objectives, the Feeder Funds, through the Master Fund, utilize asset allocation, securities selection, and risk management to invest in a portfolio of alternative asset classes and other asset classes generally not highly correlated with the Standard and Poor's 500 Index.  The Funds cannot guarantee that their investment objectives will be achieved or that their portfolio design and risk monitoring strategies will be successful.

Investments in the Feeder Funds may be made only by "Eligible Investors." Although the limited liability company interests in a Feeder Fund ("Interests") will be registered under the Securities Act of 1933 (the "1933 Act"), generally, investors that satisfy the definition of "accredited investor" as defined in Regulation D under the Securities Act of 1933 (the "1933 Act") will be Eligible Investors.  Eligible Investors who subscribe for Interests and are admitted to a Feeder Fund by its Board of Directors will become members of that Feeder Fund ("Members").  BlackRock Advisors, LLC, a Delaware limited liability company, serves as the Funds' investment advisor, and BlackRock Financial Management, Inc., a Delaware corporation, serves as the Funds' sub-advisor.

Interests in the Core Fund are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  An investment in the Core Fund will generate UBTI (as defined below) for U.S. federal income tax purposes (and may have other adverse tax consequences) for U.S. Tax-Exempt Investors (as defined below).  Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Fund prior to making an investment in the Core Fund.

NOTICE TO TEI CORE FUND INVESTORS

The TEI Core Fund is designed solely for investment by tax-exempt and tax-deferred investors described in detail below ("U.S. Tax-Exempt Investors") and non-U.S. investors.  U.S. Tax-Exempt Investors who purchase Interests in the TEI Core Fund are referred to from time to time in this Prospectus as "U.S. Tax-Exempt Members," non-U.S. investors who purchase such interests are referred to as "Non-U.S. Members" and together U.S. Tax-Exempt Members and Non-U.S. Members may be referred to as "TEI Core Fund Members."  The above structure, as discussed in greater detail below, should enable U.S. Tax-Exempt Investors and non-U.S. investors to invest in the TEI Core Fund without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-exempt, tax-deferred or non-U.S. status.

The TEI Core Fund will offer and sell Interests only to U.S. Tax-Exempt Investors and non-U.S. investors (collectively, "TEI Core Fund Eligible Investors").  The TEI Core Fund is offered only to certain TEI Core Fund Eligible Investors, which include non-U.S. investors and the following U.S. Tax-Exempt Investors: (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986 (the "Code"), by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities.  TEI Core Fund Eligible Investors also must meet certain additional criteria.

Investing in the Funds involves certain risks.  See "General Risks" on page 24 of this Prospectus.

	Price to Public(1)	Maximum Sales Load(2)	Proceeds to the Fund
Interest in the Fund	$51,500	$1,500	$50,000
_________________________
(1)	Interests are continuously offered on a best efforts basis at a price equal to their current net asset value. The $50,000 used in the table above is the minimum initial investment.
(2)
The maximum sales charge is 3.0% of the amount invested.  The Advisor may, out of its own assets, pay financial intermediaries for providing distribution services an annual amount expected to range between    % and    % of the average month-end net asset value of the Interests owned by the financial intermediary's customers.  Any such payments to financial intermediaries are expected to begin as of the 13th month following the commencement of the continuous offering of Interests in the Funds.  In addition, the Advisor may, out of its own assets, pay financial intermediaries in connection with the provision of investor services an annual amount equal to    % of the net asset value of the Interests purchased by the financial intermediary's customers.  The Advisor may, out of its own assets, pay Merrill Lynch, Pierce, Fenner & Smith Incorporated   % of the net asset value of Interests purchased by former investors in certain BlackRock funds on the intiial closing date and during the three-month period following the initial closing date.

The Interests have no history of public trading nor is it intended that the Interests will be listed on a public exchange.

This Prospectus concisely provides information that you should know about the Funds before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  The information in this Prospectus is not complete and may be changed.  You may request a free copy of this Prospectus, annual and semi-annual reports to Members when available, and other information about the Funds, and make inquiries by calling 1-877-GPC-ROCK or, by writing to the Funds.  The Funds do not maintain a public website.  Additional information about the Funds and materials incorporated by reference have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov.  If you purchase Interests in a Feeder Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of that Feeder Fund (each, an "LLC Agreement").

Interests are generally available for purchase as of the first business day of each calendar month, except that Interests may be made available for purchase more or less frequently as determined by a Feeder Fund's Board of Directors in its sole discretion.  For purposes of this Prospectus, "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York City are required by law to be closed.  No person who is admitted as a Member will have the right to require the Funds to redeem such Member's Interests.  The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the respective LLC Agreement.  Although the Funds may offer to repurchase Interests from time to time, Interests will not be redeemable at a Member's option nor will they be exchangeable for Interests or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Interests.  The Interests are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Funds.  To the extent that an investor requires that a portion of its investment portfolio provide liquidity, such portion should not be invested in the Funds.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Funds.

You should rely only on the information contained in this Prospectus.  The Funds have not authorized anyone to provide you with different information.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is                 , 2009.

TABLE OF CONTENTS

SUMMARY	1
SUMMARY OF FEEDER FUNDS' EXPENSES	12
THE FUNDS	15
THE OFFERING	15
INVESTMENT OBJECTIVES	15
INVESTMENT STRATEGIES	16
BORROWING BY THE FUNDS	22
ADDITIONAL INVESTMENT POLICIES	24
GENERAL RISKS	25
MANAGEMENT OF THE FUNDS	55
PLAN OF DISTRIBUTION	66
SALES CHARGES	67
ADMINISTRATION, ACCOUNTING AND INVESTOR SERVICES AGREEMENTS	67
CUSTODIAN	68
ESCROW AGENT	68
FUND EXPENSES	68
PORTFOLIO TRANSACTIONS AND BROKERAGE	70
VOTING	72
CONFLICTS OF INTEREST	72
CONFLICTS OF INTEREST RELATING TO THE MANAGERS	73
CODES OF ETHICS	74
ELIGIBLE INVESTORS	74
PURCHASING INTERESTS	75
REPURCHASES OF INTERESTS	76
CALCULATION OF NET ASSET VALUE; VALUATION	80
CAPITAL ACCOUNTS AND ALLOCATIONS	81
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	83
ERISA CONSIDERATIONS	91
ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENTS	92

i

PRIVACY PRINCIPLES OF THE FUNDS	95
OTHER INFORMATION	95
REPORTS TO MEMBERS	96
FISCAL YEAR	96
ACCOUNTANTS AND LEGAL COUNSEL	96
INQUIRIES	96
FINANCIAL STATEMENTS	96
Appendix A – Proxy Voting Policies & Procedures	A-1

ii

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Funds.  Before investing in the Funds, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the respective LLC Agreement.

The Funds
The Funds are Delaware limited liability companies.  The Core Fund invests all or substantially all of its investable assets in the Master Fund, and the TEI Core Fund invests all or substantially all of its investable assets in the Offshore Fund, which in turn invests all or substantially all of its investable assets in the Master Fund.  The Master Fund has the same investment objectives as the Feeder Funds.  BlackRock Advisors, LLC (the "Advisor") serves as the Funds' investment advisor and BlackRock Financial Management, Inc. (the "Sub-Advisor" and, together with the Advisor, the "Advisors") serves as the Funds' sub-advisor.  The Master Fund may in the future have other investors that are feeder funds managed by the Advisors or one or more affiliates of the Advisors, and it may have additional investors in the future.

An investment in the TEI Core Fund should not generate unrelated business taxable income or income from debt-financed property (collectively "UBTI") for U.S. federal income tax purposes for a U.S. Tax-Exempt Member provided that the Member does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in the TEI Core Fund.  An investment in the TEI Core Fund should not generate effectively connected income for U.S. federal income tax purposes for a Non-U.S. Member where such Member's nexus with the U.S. is solely as a result of an investment in the TEI Core Fund.  The Master Fund will attempt to minimize, to the extent practicable, and not in conflict with the economic returns to Core Fund Members, United States corporate income and branch profit taxes imposed on the Offshore Fund (and thus on TEI Core Fund Members).

For convenience, reference to the TEI Core Fund may include the Master Fund and the Offshore Fund as the context requires.  Reference to the Core Fund may include the Master Fund as the context requires.  See "The Funds."

The Offering
The minimum initial subscription for Interests in each Feeder Fund is $50,000 and minimum subsequent subscriptions are $25,000, although the Feeder Funds may accept subscriptions for lesser amounts in the discretion of the Advisors.

Although the interests will be registered under the 1933 Act, the Interests will be sold to "accredited investors" as defined in Regulation D under the 1933 Act.

Interests will be offered at closings (each, a "Closing") on the first Business Day of each month or at such other times as determined in the discretion of each Feeder Fund's Board of Directors (each, a "Board").  For purposes of this Prospectus, a "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York City are required by law to be closed.  All references to Business Day herein shall be based on the time in New York City.  Although the Feeder Funds may offer to repurchase Interests quarterly, subject to the discretion of the respective Board, Interests will not be redeemable at an investor's option nor will they be exchangeable for shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Interests.  The Interests are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Feeder Funds.  See "The Offering."

Investment Objectives
The Feeder Funds' primary investment objective is capital appreciation with a secondary objective of preserving capital.  The Funds cannot guarantee that their investment objectives will be achieved.  If a Fund's Board determines that the Fund's investment objectives should be changed, Members will be given written notice that will precede or accompany such Fund's next tender offer.  Such change, however, can be effected without Member approval. See "Investment Objectives."
Investment Strategies
The Funds seek to achieve their investment objectives by investing a portion of the portfolio in private funds or other pooled investment vehicles or accounts (collectively, the "Portfolio Funds") managed by third-party investment managers ("Managers") selected by the Advisors, with the intention of adding additional Portfolio Funds as the Funds' assets grow and the need to diversify among additional Portfolio Funds increases.  Although all or substantially all of the Feeder Funds' investments are made through the Master Fund, this Prospectus generally refers to the Feeder Funds' investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.

The Funds invest in Portfolio Funds either directly or indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more Portfolio Funds.  The Funds will also invest directly in securities selected by the Advisors.  See "Investment Strategies."

Strategies.  The Funds generally anticipate in normal market conditions investing in the following strategies:  (i) hedge funds, (ii) private equity funds, (iii) real estate securities and funds, (iv) long/short equity strategies, (v) distressed debt security strategies, (vi) absolute return strategies and (vii) emerging market securities.  These indicative strategies, as well as other strategies that the Fund may invest in from time to time, are described in more detail below.  The Funds anticipate investing in only some of these and other strategies at any one time and switching among these strategies based on the Advisor's evaluation of market conditions and the assets it believes will be successful in light of these conditions.  The Funds are not required to invest any particular percentage of their assets in any single portfolio fund, type of security or strategy or any combination of the foregoing.  See "Investment Strategies – Strategies."

Multi-Asset Portfolio Strategies Team.  The Advisors allocate the Funds' assets among Portfolio Funds and directs investments in securities using the diverse knowledge and experience of its Multi-Asset Portfolio Strategies Team (the "MAPS Team") to assess Portfolio Funds and securities and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment.  See "Investment Strategies – Multi-Asset Portfolio Strategies Team."

Risk Factors
Although the Funds' investment program is designed to generate consistent returns over a long time period or investment horizon while attempting to minimize risk, the investment program does entail risk.  There can be no assurance that the investment objectives of the Funds or those of the Portfolio Funds in which the Funds invest will be achieved or that their investment programs will be successful.

A summary of certain risks associated with an investment in the Funds is set forth below.  Because the Feeder Funds invest all or substantially all of their investable assets in the Master Fund (in the case of the TEI Core Fund, via the Offshore Fund), the risks associated with an investment in the Feeder Funds are substantially the same as the risks associated with an investment in the Master Fund; therefore, the risks described in this Prospectus are hereinafter referred to as the risks of the "Funds." See "General Risks" for a more detailed description of risks applicable to an investment in the Funds.

	•	Investments in Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.  The Funds' ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, especially in the case of Portfolio Funds that are private equity funds, and such restrictions will limit the Funds' flexibility to reallocate such assets among Portfolio Funds.  In addition, Portfolio Funds may have the ability to temporarily suspend the right of their investors to redeem their investment during periods of exceptional market condition such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund.  It may therefore be difficult for the Funds to sell or realize their investments in the Portfolio Funds in whole or in part.  See "General Risks – Risks Related to an Investment in the Interests – Liquidity of Interests" and "General Risks – Risks Related to Portfolio Funds – Limited Liquidity."

•
Patent applications have been filed by a third party relating to three-tier master-feeder structures.  The TEI Core Fund, based on discussions with counsel, believes that these patent applications, if issued as patents, would have significant questions surrounding their validity and enforceability.  In addition, there is pending legislation that provides that an inventor shall not be awarded a patent if the invention is designed to minimize, avoid, defer, or otherwise affect the liability for Federal, state, local, or foreign tax.  In the event that one or more of these patent applications are issued with claims that cover the structure or processes contemplated hereunder, the TEI Core Fund may have to negotiate a mutually agreeable license to use such structure.  Also, under proposed Treasury Regulations, if the TEI Core Fund pays a fee to use the patented tax structure, the TEI Core Fund and its investors may be deemed to have participated in a reportable transaction for U.S. federal income tax purposes and may be required to disclose such participation and identity of investors to the Internal Revenue Service.  Available alternatives to any such license negotiation include challenging the validity and/or enforceability of the patents through the U.S. Patent and Trademark Office or through litigation and/or recommending that the Board approve restructuring the TEI Core Fund.  Unless an alternative were pursued, in the absence of such mutually agreeable license, the TEI Core Fund may have to be dissolved and liquidated, which may result in costs and expenses and/or losses that could have a material adverse impact on the value of Interests in the TEI Core Fund.  See "General Risks – Risks Related to the Funds – Patent Risks Related to the TEI Core Fund and the Offshore Fund."

•
Interests will not be listed for trading on any national securities exchange, are subject to substantial restrictions on transfer and have limited liquidity.  Although the Advisors anticipate recommending to the Board that the Feeder Funds offer to repurchase Interests on a quarterly basis, each Board retains the discretion to approve such requests and, therefore, there is no requirement that the Feeder Funds offer to repurchase Interests.  The Funds are not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.  Accordingly, there can be no assurance that a Member who requests the repurchase of its Interests (or a portion thereof) will have such Interests repurchased.  See "Repurchases of Interests" and "General Risks – Risks Related to an Investment in the Interests – Liquidity of Interests" and "– Repurchases of Interests."

•
The Funds and certain Portfolio Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by registered investment companies.  Portfolio Funds invest in equity and debt securities, and frequently also invest in and trade in other types of securities or instruments including equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, commodities or real estate securities and funds.  In addition, the Portfolio Funds may sell securities short and use a wide range of other investment techniques, including leverage, securities lending and derivative instruments used for both hedging and non-hedging purposes.  The use of such instruments and techniques may be an integral part of a Portfolio Fund's investment strategy, and may increase the risk to which the Funds' portfolios are subject.  See "General Risks – Risks Related to Portfolio Funds."

•
The Advisors, on behalf of the Funds, and Managers, on behalf of Portfolio Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in their investment programs.  Such investment techniques can substantially increase the adverse impact of investment risks to which the Funds' investment portfolio may be subject.  See "General Risks – Risks Related to Strategic Transactions" and "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

•
Certain of the Portfolio Funds may invest in private securities for which there is no readily available market and that are generally illiquid.  In addition, certain of these investments carry a high degree of risk. See "General Risks – Risks Related to Portfolio Funds – Limited Liquidity."

•
The Funds and the Portfolio Funds may invest a substantial portion of their assets in securities of non-U.S. issuers and the governments of non-U.S. countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments.  See "General Risks – Risks Related to Direct Investments in Securities – Non-U.S. Investments" and "– Emerging Markets."

•
The Funds and the Offshore Fund have no operating history.  In addition, certain of the Portfolio Funds in which the Funds invests may have limited or no operating histories.  See "General Risks – Rules Related to the Funds – No Operating History" and "General Risks – Risks Related to Portfolio Funds – No Prior Operating History."

•
Legal, tax and regulatory changes may occur which may materially adversely affect the Funds.  See "General Risks – Risks Related to the Funds – Legal, Tax and Regulatory Risks" and "Certain U.S. Federal Income Tax Considerations."  Additionally, there are certain tax risks associated with an investment in the Funds, including without limitation with respect to tax positions taken by and tax estimates made by the Funds and the Portfolio Funds held by the Funds, as well as the potential for legislative or regulatory change that could impact the Funds.  There can be no assurance that positions taken or estimates made by the Funds or the Portfolio Funds will be accepted by tax authorities.  See "Certain U.S. Federal Income Tax Considerations."

•
With respect to the Funds' investments in Portfolio Funds, the Managers charge the Funds asset-based fees, and certain Managers are also entitled to receive performance-based fees or allocations.  Such fees and performance-based compensation are in addition to the fees charged to the Funds by the Advisors.  Moreover, an investor in a Feeder Fund bears a proportionate share of the expenses of the Master Fund, and in the case of the TEI Core Fund, the expenses of the Offshore Fund, and indirectly, similar expenses of the Portfolio Funds. Investors could avoid the additional level of fees and expenses of the Funds by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  See "General Risks – Risks Related to Portfolio Funds – Multiple Levels of Expense."

•
Performance-based allocations charged by Managers of the Portfolio Funds may create incentives for the Managers to make risky investments, and may be payable by the Funds to a Manager based on a Portfolio Fund's positive returns even if the Funds' overall returns are negative.  See "General Risks – Risks Related to Portfolio Funds – Performance Fees and Management Fees."

•
Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Funds as investors in Portfolio Funds do not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Investment Advisers Act of 1940 (the "Advisers Act"), in which case the Funds as investors in Portfolio Funds managed by such Managers will not have the benefit of certain of the protections afforded by the Advisers Act.  See "General Risks – Risks Related to Portfolio Funds – Registration under the 1940 Act and the Advisers Act."

•
The Funds' investments in Portfolio Funds are ordinarily valued based upon valuations provided to it by the Managers of such Portfolio Funds or, in many cases, the administrators of those Portfolio Funds.  Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Managers and/or their administrators.  A Manager may face a conflict of interest in valuing such securities since their values affect the Manager's compensation.  The Advisors review the valuation procedures used by each Manager and the Funds' valuation committee will monitor the returns provided by the Portfolio Funds, performing additional due diligence on a routine basis.  However, neither the Advisors nor the Board is able to confirm the accuracy of valuations provided by Managers or their administrators.  Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Interests, which determine the value at which new Members are admitted and the amounts Members receive upon any repurchases of Interests by the Funds.  Illiquid investments may be harder to value, potentially increasing risks regarding valuation.  See "Calculation of Net Asset Value; Valuation"  and "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

•
Because certain Portfolio Funds in which the Funds invest may provide infrequent opportunities to purchase their securities, the Funds may hold significant amounts of cash, short-term debt securities or money market securities pending investment in such Portfolio Funds, which could materially adversely affect the Fund's investment returns.  See "Investment Strategies – Allocation to Cash and Cash-Plus Strategies."

•	There are certain tax risks associated with an investment in the TEI Core

Fund.  There can be no assurance that the positions of the TEI Core Fund relating to the tax consequences of its investment transactions will be accepted by the tax authorities.  In addition, the regulatory environment for leveraged investors, tax-exempt investors and for hedge funds generally is evolving.  To the extent that legislative or regulatory changes are made to the taxation regime for tax-deferred or tax-exempt partners regarding UBTI, or to the taxation of widely-held partnerships, there is a risk that the Offshore Fund could no longer be able to fulfill its intended function.  In such circumstances, the Board would be required to assess what steps to take, including potentially eliminating the Offshore Fund.  To the extent that changes occur in the direct or indirect regulation of leveraged investors, tax-exempt investors or hedge funds, including tax regulation applicable thereto, there may be material adverse effects on the ability of the TEI Core Fund to pursue its investment objectives or strategies which could force the TEI Core Fund to change, or even cease, its operations.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Fund and TEI Core Fund Members."

Board of Directors
Each Fund's Board has overall responsibility for monitoring and overseeing each Fund's investment program and its management and operations.  The initial Directors have each been ratified by each Fund's initial Member.  Any vacancy on the Board may be filled by the remaining Directors of such Board, except to the extent the 1940 Act requires the election of Directors by the Members.  A majority of the Directors are "Independent Directors" who are not "interested persons" (as defined by the 1940 Act) of any Fund or the Advisors.  See "Management of the Funds – Directors and Officers."

The Advisor and Sub-Advisor

BlackRock Advisors, LLC is the Funds' investment advisor.  BlackRock Financial Management, Inc. is the Funds' sub-advisor.  The Advisors will provide certain day-to-day investment management services to the Funds.  The Advisor will also provide investor services to Members.  The Advisor will receive an annual fee, accrued monthly and payable quarterly in arrears, in an amount equal to 2.00% of the Funds' average net assets.  The Feeder Funds will not pay a fee to the Advisor so long as the Feeder Funds remain in the master-feeder structure.  The Advisor and not the Funds will pay the Sub-Advisor for its services on behalf of the Funds.  See "Management of the Funds – Advisor and Sub-Advisor," "– Investment Management Agreements and Sub-Investment Advisory Agreements."

Each Feeder Fund has entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses below 0.50% of the respective Feeder Fund's average net assets (the "Expense Cap").  Expenses borne by the Advisor are subject to reimbursement by the respective Feeder Fund up to five years from the date the Advisor paid the expense, but no reimbursement will be made by a Feeder Fund at any time if it would result in its covered expenses exceeding the Expense Cap.  Expenses covered by the Expense Cap include all of a Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Cayman Company or the Master Fund level) other than (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Cayman Company or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses incurred by a Portfolio Fund, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, and (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's business (including, without limitation, litigation expenses).

The Advisor may, out of its own assets, pay financial intermediaries for

providing distribution services an annual amount expected to range between    % to    % of the average month-end net asset value of the Interests owned by the financial intermediary's customers. Any such payments to financial intermediaries are anticipated to begin as of the 13th month following the commencement of the continuous offering of Interests.  In addition, the Advisor may, out of its own assets, pay financial intermediaries in connection with the provision of investor services an annual amount equal to   % of the net asset value of the Interests purchased by the financial intermediary's customers.  Such fees will be paid quarterly in arrears.  See "Management of the Funds – Investment Management Agreements and Sub-Investment Advisory Agreements" and "Summary – Distribution Agreements."

Custodian	PFPC Trust Company will serve as the Funds' custodian (the "Custodian"). See "Custodian."
Escrow Agent
PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS"), or one of its affiliates, will serve as the Feeder Funds' escrow agent (the "Escrow Agent") with respect to subscription monies received from prospective investors and monies held pending payment to Members in connection with repurchases of Interests.  See "Escrow Agent."

Administrator
PNC GIS has been appointed by the Funds to provide certain administrative, accounting, transfer agency and investor services to the Funds (the "Administrator").  Fees payable to the Administrator for these services, and reimbursement for the Administrator's out-of-pocket expenses, are paid by the Funds.

The Funds also pay the Administrator certain fixed fees for tax preparation and other services (collectively with the asset based fee, the "Administrative Fee").  The Administrative Fee is paid out of and reduces the Funds' net assets.  See "Administration, Accounting and Investor Services Agreements."

Distribution Agreements
The Feeder Funds have entered into Distribution Agreements (the "Distribution Agreements") with BlackRock Investments, Inc. (the "Distributor") to provide for distribution of the Interests.  The Distribution Agreements provide that the Distributor will sell, and will appoint financial intermediaries to sell, Interests on behalf of the Funds on a best efforts basis.  No fees are payable to the Distributor under the Distribution Agreements.

Financial intermediaries that sell Interests may impose fees, terms and conditions on investor accounts and investments in the Feeder Funds that are in addition to the terms and conditions imposed by the Funds.  Any fees, terms and conditions imposed by the financial intermediaries may affect or limit an investor's ability to subscribe for Interests or tender Interests for repurchase or otherwise transact business with the Feeder Funds.

During the three-month period following the initial closing date, investors in BlackRock Multi-Strategy Hedge Opportunities LLC ("MSHO") and BlackRock Multi-Strategy Hedge Advantage ("MSHA") who owned shares of those funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") will be permitted to invest in the Funds without paying any sales commissions to financial intermediaries.  The Advisors, out of their own assets, will pay Merrill Lynch (but not other financial intermediaries)      % of the net asset value of the Interests purchased during such period by any MSHO or MSHA investor who is a Merrill Lynch customer.

Financial intermediaries that are members of the Financial Industry Regulatory Authority Inc. ("FINRA") may not accept any compensation in connection with a Feeder Fund's Interests that exceeds the underwriting compensation limit set by FINRA.  See "Plan of Distribution" and "Sales Charges."

Purchasing Interests
Interests will be offered at their net asset value and may be purchased on the first Business Day of each calendar month, except that the Feeder Funds may offer Interests more frequently as determined by the respective Board.  Interests are being offered only to investors that meet all requirements to invest in the Feeder Funds.  The minimum initial subscription from each investor is $50,000, and the minimum additional subscription is $25,000, except that each Feeder Fund may accept subscriptions for lesser amounts at the Advisor's discretion.  A financial intermediary may establish higher minimum investment requirements than the Funds.

An investor's subscription for Interests is irrevocable by the investor and will generally require the investor to maintain its investment in the respective Feeder Fund until such time as that Feeder Fund offers to repurchase the Interests in a tender offer.  The Board may, in its discretion, cause a Feeder Fund to repurchase all of the Interests held by a Member if the total value of the Member's Interests, as a result of repurchase or transfer by the Member, is less than $25,000 (or any lower amount equal to the Member's initial subscription amount).

In order to subscribe for Interests, an investor must complete and deliver to the Distributor or the Administrator a completed subscription agreement.  A Member generally may subscribe for additional Interests by completing an additional subscription agreement.  Subscriptions are subject to the receipt of cleared funds from such account prior to the applicable subscription date and in the full amount of the subscription.  Cleared funds must be available in such account no later than five business days prior to the particular subscription date or such other date as the Distributor may determine in its sole discretion and communicate to investors.  Although the Distributor may accept, in the Feeder Fund's sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received.  The Feeder Funds reserve the right to reject any subscription for Interests, and the Feeder Funds may, in their sole discretion, suspend subscriptions for Interests at any time and from time to time.  See "Purchasing Interests."

Eligibility
Each Feeder Fund intends to sell its Interests only to prospective investors who meet the definition of "accredited investor" as defined in Regulation D under the 1933 Act.  Investors meeting these requirements are referred to in this Prospectus as "Eligible Investors."  Investors who are "accredited investors," as defined in Regulation D, are generally persons having an individual income in excess of $200,000 in each of the two most recent fiscal years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors.  Existing Members subscribing for additional Interests must be Eligible Investors at the time of each additional subscription.  Each prospective investor is required to certify as to such investor's qualification as an Eligible Investor.  See "Eligible Investors."

Transfer Restrictions
The Feeder Funds are closed-end management investment companies.  Members of the Funds will not have the right to redeem their Interests.  In addition, there is no public market for Interests and none is expected to develop.  The Feeder Funds will not list their Interests on a stock exchange or similar market.  With very limited exceptions, Interests are not transferable and liquidity for investments in Interests may be provided only through periodic tender offers by the Feeder Funds, as described below (the Funds, however, are not "interval funds" within the meaning of Rule 23c-3 under the 1940 Act).  Any Transfer made or purported to be made that is in violation of the applicable Fund's LLC Agreement shall be void and of no effect.  To the extent any Member, transferee or successor Member is purported to have transferred any economic interest in a Feeder Fund in violation of such Feeder Fund's LLC Agreement, such Feeder Fund shall not recognize such action and the Board may terminate all or any part of the Interest of such Member, transferee or successor Member at no value or such value as the Board determines in its sole and absolute discretion and the Member, transferee or successor Member will forfeit all or such portion of its capital account in connection with such termination as determined by the Advisor in connection therewith.  An investment in the Feeder Funds is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.  See "Eligible Investors," "Purchasing Interests" and "Repurchases of Interests – Transfers of Interests."

No Redemptions; Repurchases of Interests by the Funds

No Member or other person holding Interests acquired from a Member will have the right to require the Feeder Funds to redeem their respective Interests.  Beginning in the first calendar quarter of 2010, the Feeder Fund may from time to time offer to repurchase Interests from their respective Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the respective Board may determine in its sole discretion.  Each such tender offer may be limited and will generally apply to up to 10% of the net assets of the respective Feeder Fund.  In determining whether a Feeder Fund should offer to repurchase Interests from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board of each Feeder Fund that such Feeder Fund offer to repurchase Interests from Members quarterly on the last Business Day of March, June, September and December, beginning in March of 2010.  The Feeder Funds will require that each tendering Member tender a minimum of $25,000 worth of Interests.

The Feeder Funds will charge a 2.00% early repurchase fee with respect to any repurchase of Interests from a Member at any time prior to the Business Day immediately preceding the one-year anniversary of the Member's purchase of the Interests.  The purpose of this fee is to reimburse a Feeder Fund for its expenses associated with the initial sale of Interests and the costs incurred in liquidating securities in such Feeder Fund's portfolio in order to honor the Member's repurchase request.

The Feeder Funds may repurchase Interests, or any portion of them, from a Member or any person acquiring Interests from or through a Member, without consent or other action by the Member or other person under certain prescribed conditions set forth under "Repurchases of Interests."

Taxation
The Core Fund, the TEI Core Fund and the Master Fund will be treated as partnerships for U.S. federal income tax purposes.  The Offshore Fund will be treated as a corporation for U.S. federal income tax purposes.  See "Certain U.S. Federal Income Tax Considerations."  Skadden, Arps, Slate, Meagher & Flom LLP, counsel to each of the Feeder Funds, will render an opinion to the effect that, under current law and based on certain assumptions and representations, each Feeder Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for U.S. federal income tax purposes.  Accordingly, each Feeder Fund will not be subject to U.S. federal income tax, and Members of each Feeder Fund will be required to report on its own annual tax return such Member's allocable share of its respective Feeder Fund's taxable income or loss.

Certain Tax Considerations for U.S. Tax-Exempt Investors

Under current law, an investment in the TEI Core Fund should not generate UBTI for a U.S. Tax-Exempt Investor provided that such investor does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in the TEI Core Fund.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Fund and TEI Core Fund Members."

Certain Tax Considerations for Non-U.S. Investors

A non-U.S. investor generally should not be subject to U.S. federal income tax on TEI Core Fund distributions or on gains recognized on the sale, exchange or redemption of its TEI Core Fund Interests where such non-U.S. investor's nexus with the U.S. is solely as a result of an investment in the TEI Core Fund.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Fund and TEI Core Fund Members."

Certain Tax Considerations for U.S. Taxable Investors

A U.S. taxable investor in computing its U.S. federal income tax will include its allocable share of Core Fund items of income, gain, loss, deduction and expense for the taxable year of the Core Fund ending within or with the taxable year of such investor.  A U.S. taxable investor's U.S. federal income tax liability with respect to its allocable share of the Core Fund's earnings could exceed the cash distributions to such investor for the year, thus giving rise to an out-of-pocket payment by such investor.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Fund and TEI Core Fund Members."

U.S. Taxation of the Offshore Fund
The Offshore Fund will be subject to U.S. corporate income taxation and branch profits taxation on certain income that is effectively connected for U.S. federal income tax purposes.  The Master Fund will attempt to minimize, to the extent practicable, and not in conflict with the economic returns to the Core Fund Members U.S. corporate income and branch profit taxes imposed on the Offshore Fund (and thus on U.S. Tax-Exempt Investors and non-U.S. investors).  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Fund and TEI Core Fund Members."

Employee Benefit Plans and Other U.S. Tax-Exempt Investors
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt investors, including employee benefit plans, individual retirement accounts ("IRAs") and Keogh Plans (each, a tax-exempt entity), generally are eligible to subscribe for Interests.  A Fund's assets will not be deemed to be "plan assets" for purposes of ERISA.

Reports to Members
The Feeder Funds will send to Members an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.  The Core Fund and the TEI Core Fund will not be able to deliver Schedule K-1s to Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.  See "Reports to Members" and "Certain U.S. Federal Income Tax Considerations."

Anti-Takeover Provisions.
Each Fund's LLC Agreement includes provisions that could limit the ability of other entities or persons to acquire control of a Fund or convert a Fund to open-end status.  These provisions could deprive the holders of Interests of opportunities to sell their Interests at a premium over the then current net asset value.  See "Additional Information and Summary of the LLC Agreements."

Counsel for the Fund and the Advisors

Skadden, Arps, Slate, Meagher & Flom LLP has been retained as counsel for the Funds and the Advisors.  No investor will have an attorney-client relationship with counsel solely as a result of the purchase of Interests by an investor.  Each potential investor should consult its own legal, tax and other advisors in connection with an investment in the Feeder Funds.  See "Accountants and Legal Counsel."

Auditors	(the "Auditor") has been retained as the Funds' independent auditor. See "Accountants and Legal Counsel."
Term	Each Fund's term is perpetual unless a Feeder Fund or the Master Fund is otherwise terminated under the terms of its limited liability company agreement.
Fiscal Year	For accounting purposes, each Fund's fiscal year is the 12-month period ending on March 31.

SUMMARY OF FEEDER FUNDS' EXPENSES

The following table illustrates the approximate expenses and fees that Members in the Feeder Funds are expected to bear directly or indirectly.

MEMBER TRANSACTION EXPENSES
	Core Fund	TEI Core Fund
Maximum Sales Load (as a percentage of net asset value)	3.00%(1)	3.00%(1)
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%
ANNUAL EXPENSES (as a percentage of average net assets)
Investment Management Fee(3)	2.00%	2.00%
Other Feeder Fund Expenses(4)	0.50%	0.50%
Acquired Fund Fees and Expenses(5)%		%
TOTAL ANNUAL EXPENSES	%	%

_________________________

(1)
Financial intermediaries may charge a sales load of up to 3.0% directly to their customers for their services in conjunction with the distribution of Interests.  Investors should direct any questions regarding such sales loads to the relevant financial intermediary.  The Advisor may, out of its own assets, pay financial intermediaries for providing distribution services an annual amount expected to range between    % and    % of the average month-end net asset value of the Interests owned by the financial intermediary's customers.  Any such payments to financial intermediaries are expected to begin the 13th month following the commencement of the continuous offering of interests in the Funds.  In addition, the Advisor may, out of its own assets, pay financial intermediaries in connection with the provision of investor services an annual amount equal to    % of the average month-end net asset value of the Interests purchased by the financial intermediary's customers.  Such fees will be paid quarterly in arrears.   The Advisor may, out of its own assets, pay Merril Lynch   % of the net asset value of Interests purchased by former investors in certain BlackRock funds on the initial closing date and during the three-month period following the initial closing date.  All such compensation, however, with respect to Interests in the Feeder Funds that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA.

(2)
A 2.00% Early Repurchase Fee payable to the respective Feeder Fund will be charged with respect to the repurchase of a Member's Interests (or portion thereof) at any time prior to the business day immediately preceding the one-year anniversary of the Member's purchase of such Interests (or portion thereof).

(3)
As a contractual matter, a Feeder Fund will not directly pay an investment management fee to the Advisor so long as the assets of the Feeder Fund are invested in the Master Fund; however, each Feeder Fund's Members will bear an indirect share of the Master Fund's annualized investment management fee of 2.00%, through its investment in the Master Fund.

(4)
The Funds will pay their organizational costs in full out of the seed capital prior to completion of this offering.  The Funds will amortize their offering costs over a 12-month period.  The Funds' organizational and offering costs will be subject to the 0.50% expense cap described below.  Each Feeder Fund will also bear other direct costs including professional fees, transfer agency fees, organization and offering costs and other operating expenses.  Directors' fees, insurance costs, and certain other costs are allocated among the Funds.  Each Feeder Fund will also bear a pro rata share of the non-advisory operating expenses borne directly at the Master Fund level.  Each Feeder Fund has entered into an Expense Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses below 0.50% of the respective Feeder Fund's average net assets.  Expenses borne by the Advisor are subject to reimbursement by the respective Feeder Fund up to five years from the date the Advisor paid the expense, but no reimbursement will be made by a Feeder Fund at any time if it would result in its covered expenses exceeding the Expense Cap.  Expenses covered by the Expense Cap include all of a Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Cayman Company or the Master Fund level) other than (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Cayman Company or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses incurred by a Portfolio Fund, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, and (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's business (including, without limitation, litigation expenses).

(5)
The "Acquired Fund Fees and Expenses" include each Feeder Fund's share of operating expenses and performance-based incentive fees of the underlying Portfolio Funds as well as any direct fees charged by such Portfolio Funds (e.g. redemption fees) in which the Master Fund invests.  Fees and expenses incurred by Portfolio Funds are not subject to the expense limitation described in footnote 4.  The costs to be incurred at the underlying Portfolio Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses.  Each Portfolio Fund's expenses will vary.  In addition, the underlying Portfolio Funds will also incur trading expenses, including interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the Managers in order to seek to enhance or preserve the Portfolio Funds' returns.  Approximately        % of the total estimated        % of Acquired Fund Fees and Expenses

represent each Feeder Fund's pro rata share of costs incurred at the underlying Portfolio Fund level, which consists of approximately    % in management fees, approximately      % in other expenses (such as trading expenses) and approximately    % in incentive fee allocations.  The Master Fund's investments will be allocated among many asset classes, including absolute return and private equity, among others.  Portfolio Funds with absolute return objectives may on average employ more leverage than certain other types of Portfolio Funds.  Portfolio Funds that are private equity funds will on average incur higher operating expenses early on in such fund's investment cycle as the investments in this asset class often have a longer term investment horizon, which can result in higher operating expense ratios early in such fund's investment cycle.  In addition, for recently launched Portfolio Funds in which the Master Fund may invest, the Acquired Fund Fees and Expenses may tend to be significantly greater in the initial years as start up costs are being borne over a smaller invested capital base.  The fees and expenses disclosed above are based on historic earnings of the Portfolio Funds, which may (and which are expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses.  In addition, the Portfolio Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses.  Generally, fees payable to Managers will range from 1% to 2.5% (annualized) of the average net asset value ("NAV") of the Master Fund's investment in such Portfolio Funds.  In addition, certain Managers of the Portfolio Funds charge an incentive allocation or fee generally ranging from 15% to 25% of a Portfolio Fund's net profits.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly.  For a more complete description of the various fees and expenses of the Fund, see "Management of the Funds," "Administration, Accounting and Investor Services Agreements," "Fund Expenses," "Purchasing Interests" and "Repurchases of Interests."

The following example is intended to help you compare the cost of investing in the Feeder Funds with the cost of investing in other funds.  The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of a Feeder Fund.

Example for Core Fund

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

The example is based on the              fees and expenses incurred by the Core Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  The rate of return of the Core Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the Core Fund.

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the Core Fund level and the Core Fund's pro rata share of the direct expenses incurred at the Master Fund level were included, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been as follows:

The fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

Example for TEI Core Fund

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

The example is based on the              fees and expenses incurred by the TEI Core Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  The rate of return of the TEI Core Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the TEI Core Fund.

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the TEI Core Fund level and the TEI Core Fund's pro rata share of the direct expenses incurred at the Master Fund level were included, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been as follows:

The fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

THE FUNDS

This prospectus (this "Prospectus") describes two separate funds (each, a "Feeder Fund" and, collectively, the "Feeder Funds"): BlackRock Core Alternatives Portfolio LLC (the "Core Fund") and BlackRock Core Alternatives TEI Portfolio LLC (the "TEI Core Fund").  Each Feeder Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as a non-diversified, closed-end management investment company.  Each Fund was organized as a Delaware limited liability company on September 10, 2008.

The Core Fund invests all or substantially all of its investable assets in BlackRock Core Alternatives Master Portfolio LLC (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The TEI Core Fund invests all or substantially all of its investable assets in BlackRock Core Alternatives Portfolio, Ltd., a Cayman Islands exempted company limited by shares, that has the same investment objectives as the TEI Core Fund (the "Offshore Fund" or "Cayman Company").  The Offshore Fund in turn invests all or substantially all of its investable assets in the Master Fund.  The Master Fund has the same investment objectives as the Feeder Funds.

An investment in the TEI Core Fund should not generate unrelated business taxable income or income from debt-financed property (collectively, "UBTI") for U.S. federal income tax purposes for a U.S. Tax-Exempt Member, provided that such member does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in the TEI Core Fund.  An investment in the TEI Core Fund should not generate effectively connected income for U.S. federal income tax purposes for a non-U.S. investor ("Non-U.S. Member") where such Non-U.S. Member's nexus with the U.S. is solely as a result of an investment in the TEI Core Fund.  The Master Fund will attempt to minimize, to the extent practicable, and not in conflict with the economic returns to Core Fund Members, U.S. corporate income and branch profit taxes imposed on the Offshore Fund (and thus on TEI Core Fund Members).

For convenience, reference to the TEI Core Fund may include the Master Fund and the Offshore Fund as the context requires, and reference to the Core Fund may include the Master Fund as the context requires.

THE OFFERING

The minimum initial subscription for Interests in each Feeder Fund is $50,000, and minimum subsequent subscriptions are $25,000, although the Feeder Funds may accept subscriptions for lesser amounts in the discretion of the Advisors.

Although the Interests will be registered under the Securities Act of 1933 (the "1933 Act"), the Interests will be sold to "accredited investors" as defined in Regulation D under the 1933 Act.  Interests will be offered at closings (each, a "Closing") on the first Business Day of each month or at such other times as determined in the discretion of each Feeder Fund's Board of Directors (each member, a "Director" and, collectively, the "Board").  For purposes of this Prospectus, a "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York City are required by law to be closed.  All references to Business Day herein shall be based on the time in New York City.  Although the Feeder Funds may offer to repurchase Interests quarterly, subject to the discretion of the respective Board, Interests will not be redeemable at an investor's option nor will they be exchangeable for shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Interests.  The Interests are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Feeder Funds.

INVESTMENT OBJECTIVES

The Feeder Funds' primary investment objective is capital appreciation with a secondary objective of preserving capital.  In order to achieve their objectives, the Feeder Funds, through the Master Fund which has the same investment objectives, utilize asset allocation, securities selection, and risk management to invest in a portfolio of alternative asset classes and other asset classes generally not highly correlated with the Standard and Poor's 500 Index.  The Funds cannot guarantee that their investment objectives will be achieved or that their portfolio design and risk monitoring strategies will be successful.

If a Fund's Board determines that the Fund's investment objectives should be changed, Members will be given written notice that will precede or accompany such Fund's next tender offer with such change to be effective on the Business Day immediately following the applicable Valuation Date (i.e., the last Business Day of March, June, September and December) for such tender offer.  Such change, however, can be effected without Member approval.  Except as otherwise stated in this Prospectus or each Fund's Limited Liability Company Agreement (each, an "LLC Agreement"), the investment policies strategies and restrictions of the Funds are not fundamental and may be changed by the Board without the approval of the Members.  The Funds' principal investment policies and strategies are discussed below.

Both Feeder Funds invest all or substantially all of their investable assets in the securities of the Master Fund (via the Offshore Fund in the case of the TEI Core Fund), through which the Feeder Funds pursue their investment objectives.  Although all or substantially all of the Feeder Funds' investments are made through the Master Fund, this Prospectus generally refers to the Feeder Funds' investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.

INVESTMENT STRATEGIES

The Funds seek to achieve their investment objectives by investing a portion of the portfolio in private funds or other pooled investment vehicles or accounts (collectively, the "Portfolio Funds") managed by third-party investment managers ("Managers") selected by the Advisors, with the intention of adding additional Portfolio Funds as the Funds' assets grow and the need to diversify among additional Portfolio Funds increases.  The Funds invest either directly in Portfolio Funds or may do so indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more Portfolio Funds.  The Funds will also invest directly in securities selected by the Advisors.  In addition, as part of their normal operations, the Funds may hold high-quality money market securities pending investments or when it expects to need cash to pay Members who tender their Interests.  The Funds also may invest in such securities in order to achieve their investment objectives.

Multi-Asset Portfolio Strategies Team

The Advisors allocate the Funds' assets among Portfolio Funds and directs investments in securities using the diverse knowledge and experience of the Multi-Asset Portfolio Strategies Team (the "MAPS Team") to assess Portfolio Funds and securities and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment.

The MAPS Team leverages the talents of investment professionals with significant expertise in the global capital markets to develop, assemble and manage investment solutions involving multiple strategies and asset classes, both in packaged investment products and on a bespoke basis.  The MAPS Team includes more than 40 portfolio managers, quantitative analysts, economists and actuaries, and leads the global efforts of BlackRock Inc., ("BlackRock") with respect to strategic and tactical asset allocation advice and portfolio implementation.  The MAPS Team's investment strategies involve a broad range of alternative, equity, fixed income and derivative instruments.  In addition to managing a suite of asset allocation oriented strategies, the MAPS Team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Strategies

The Funds generally anticipate in normal market conditions investing in the following strategies:  (i) hedge funds, (ii) private equity funds, (iii) real estate securities and funds, (iv) long/short equity strategies, (v) distressed debt security strategies, (vi) absolute return strategies and (vii) emerging market strategies.  These indicative strategies, as well as other strategies that the Fund may invest in from time to time, are described in more detail below.  The Funds anticipate investing in only some of these and other strategies at any one time and switching among these strategies based on the Advisor's evaluation of market conditions and the assets it believes will be successful in light of these conditions.  The Funds are not required to invest any particular percentage of their assets in any single portfolio fund, type of security or strategy, or any combination of the foregoing.

Hedge Funds.  Hedge funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets.  The investment strategies pursued by hedge funds are extremely diverse.  Major categories include:

•	relative value — seeks to profit from mispricing of financial instruments relative to each other or historical norms;

•	event driven — concentrates on companies that are subject to corporate events such as takeovers or bankruptcies;

•	fundamental long/short — involves buying or selling predominantly corporate securities believed to be over- or under-priced relative to their potential value;

•	direct sourcing — enters into direct transactions to provide financing to institutions or individuals;

•	directional trading — seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates and exchange rates; and

•	global macro — seeks to invest in markets and instruments believed to provide the best opportunity at any given time, including without limitation, debt, equities or commodities.

Certain types of hedge fund strategies seek to generate fairly stable returns regardless of the market environment.  These "non-directional" strategies generally include funds in the relative value, event driven, and direct sourcing categories.  Other types of strategies seek to capitalize on movements in the underlying markets and so are exposed to the direction of those markets.  These "directional" strategies generally include funds in the fundamental long/short and directional trading categories.  The Funds may invest in hedge fund managers that pursue any single type of investment strategy or a combination of strategies.  In general, the majority of the hedge funds in which the Funds invest are expected to pursue an absolute return strategy that blends directional and non-directional Managers.  In addition, the Funds may periodically seek exposure to particular hedge funds engaging in directional strategies to capitalize on temporary market opportunities.  The Funds will follow a "Masters" approach to investing in hedge funds and will only invest in hedge funds that have at least $1 billion in assets under management at the time of the investment.

Private Equity.  Private equity generally involves equity-related finance that is intended to bring about some kind of change in a private business (e.g., providing growth capital, supporting operational change, taking a company private, recapitalizing a company or financing an acquisition).  The financing can be in the form of equity shares or debt, including debt with equity-like features.  Private equity investments can cover companies of all sizes and all stages in their life cycles.  Venture capital includes seed money and funding for start-up and early stage companies.  Development, expansion, or growth capital is used by more mature companies to grow the business.  Buyout capital is used to buy an existing company or division of a larger company.  Restructuring capital involves infusions of capital for distressed companies.  Mezzanine (subordinated) debt is a type of debt financing commonly used in a leveraged buyout.  The Funds may invest with private equity sponsors that pursue any of the strategies above, or any related strategy.

Real Estate Strategies.  Real estate strategies seek to generate attractive long term returns through the acquisition and disposition of securities related to real property.  Key elements of real estate strategies include the sector focus of the strategy (e.g., industrial, retail, apartment and office) and the geographic concentration (if any).  The Funds may invest with real estate managers that pursue any of a wide variety of strategies, including but not limited to core strategies (i.e., value generate through ownership and management of properties), value-added strategies (i.e., value added through improvement of properties), opportunistic strategies and public equity (e.g., REIT) strategies.  The Funds may also invest  mortgage-related securities directly where appropriate.

Long/Short Equity.  Long/short equity strategies involve buying securities, groups of securities, or overall markets (called "going long") in the expectation that they will increase in value while simultaneously selling them ("going short") in the expectation that they will decrease in value.  These strategies are often categorized by the proportion of the total portfolio held long vs. held short.  When the majority of the portfolio is held long, the portfolio is characterized as "net long."  When the majority of the portfolio is held short, the portfolio is characterized as "net short."  When the long and short positions are relatively balanced, the portfolio is characterized as "market neutral."  The strategies may also use leverage or hedging to enhance returns and/or manage risk.  The Funds may invest in any type of long/short investment.  This strategy is also known as "market neutral public equity."

Distressed Debt.  Distressed debt strategies involve investing in the debt of companies experiencing significant difficulty that causes the debt to trade at a substantial discount to par value.  Distressed debt managers may purchase, sell, or exchange restricted or marketable securities including any type of debt security, preferred or common stock, warrants, options, and hybrid instruments. A portion of a distressed debt holding may be invested in restricted securities that may not be registered and for which a market may not be readily available. This may inhibit a portion of the portfolio from being freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. In addition, certain hedging tools may be used in order to mitigate the risk associated with an investment in an otherwise "troubled" company. The Funds may pursue any type of distressed debt investment.

Absolute Return Strategies.  Absolute return strategies generally attempt to provide relatively low or negative correlation to the equity markets and/or provide a positive absolute return in virtually all market environments.  In order to do this, strategies within this asset class may use arbitrage-based strategies and hedging tools to minimize exposure to the direction of the equity markets. Several examples of absolute return strategies are:

A.
Convertible Arbitrage.  This strategy typically involves the purchase of a convertible debt or preferred equity instrument concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument.

B.
Merger Arbitrage.  Merger arbitrage involves taking short and long positions in the stock of a company buying or being bought by another company upon the announcement of an acquisition offer.  The investor will generally buy shares of the target and short shares of the acquirer in a stock for stock transaction. When the deal closes, the spread between the target's stock price and the deal price vanishes and the manager's profit is the spread.

C.
Event Driven Arbitrage.  Event driven arbitrage involves investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation).

D.
Fixed Income Arbitrage.  Fixed income arbitrage seeks to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities.

E.
Volatility Arbitrage.  This strategy attempts to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that volatility arbitrage managers monitor to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the manager can identify when the securities or asset classes trade out of their normal trading range. This strategy seeks to profit when overall market index volatility declines, reverting back to a more normal historical range.

F.
Statistical Arbitrage.  Statistical arbitrage strategies seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models.  The strategy identifies inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies). Once identified, the manager will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature.

The Funds may invest in any type of absolute return strategy, including but not limited to those listed above.

         Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that is located in an emerging market. The term “emerging market” describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the World Bank and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Funds may invest in any type of emerging market investment.

Allocation to Portfolio Funds

The Advisors intend to allocate a portion of the Funds' assets to Portfolio Funds.  The members of BlackRock Alternative Advisors ("BAA"), a business unit representing the fund of funds platform of the Advisor and its affiliates, are responsible for the Funds' assets allocated to Portfolio Funds.  The Advisors allocate assets to Portfolio Funds based upon, among other things, quantitative techniques and risk management guidelines that seek to maintain what Advisors believe is an appropriate level of diversification.  The Funds, however, are considered non-diversified companies under the 1940 Act and may thus concentrate their assets in fewer issuers than a fund that is organized as a "diversified" fund under the 1940 Act.  The Funds will seek to invest in Portfolio Funds that, in the aggregate, maintain exposure to a range of strategies, markets and national economies.  In addition to seeking a level of diversification, the Advisors may emphasize certain strategies that the Advisors believe are more likely to be profitable than others due to their assessment of prevailing market conditions.  Based upon the number of available Portfolio Funds pursuing an investment strategy and the Advisors' view of the investment potential and diversification benefits of such strategy, certain of the Portfolio Funds selected by the Advisors may be allocated substantially larger portions of the Funds' assets than other Portfolio Funds.  The Advisors will conduct periodic reviews of each Portfolio Fund's performance and make allocations and reallocations of assets based upon an ongoing evaluation of investment performance, changes in the investment strategies or capabilities of Portfolio Funds and changes in market conditions.

Each Portfolio Fund will generally be selected based upon its performance record, investment strategy and trading styles, organizational depth, longevity and other criteria.  In allocating assets to Portfolio Funds, the Advisors determine which investment strategies should be included in the Funds' investment portfolio (based on its evaluation of market conditions) and the amount of the Funds' assets to be allocated to such strategies.  The types of Portfolio Funds available for investment by the Funds are expected to vary considerably over time, and the expertise of the Advisors in identifying and exploiting new opportunities is expected to result in a continually evolving set of investment strategies.

Manager Selection.  The Advisors may take into account a number of factors when considering a Manager's ability to manage assets using a particular investment strategy or strategies, including: the length of the Manager's experience in that strategy; the Manager's capacity to manage assets in that strategy; quantitative analysis of the Manager's historical performance; and qualitative judgments of the Manager's organizational structure, professional depth and stability, and internal controls and risk management.  Each Manager may or may not be registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"), and whether a Manager is registered with the SEC is not a material factor in its selection by the Advisors.  The Funds may allocate assets to more than one Portfolio Fund sponsored by the same Manager, such as in the event that a Manager sponsors Portfolio Funds in various asset classes or if the existing Portfolio Fund is no longer open or available for direct investment by the Funds but is sponsoring a successor Portfolio Fund with the same or similar strategy.

In the aggregate, the Funds' exposures through the Portfolio Funds will be to a broad array of securities and other financial instruments, including publicly-traded equity and debt, private and restricted securities, distressed investments, commodities, real estate and mortgage-related securities, other asset-backed securities, and various derivative instruments thereon or related thereto, such as futures, swaps and options.  Issuers may be located in any country, in both developed and emerging markets.  The Portfolio Funds may in some cases hedge currency risks.

The Advisors anticipate that the number and identity of Portfolio Funds will vary over time, at the Advisors' discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds.  The Advisors may select new Portfolio Funds, or redeem or withdraw from Portfolio Funds, at any time without prior notice to, or the consent of, members of the Funds.

Additional Methods of Investing in Portfolio Funds.  The Funds will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund.  There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Funds.  Such an instance may arise, for example, where the Funds' proposed allocation does not meet a Portfolio Fund's investment minimums.  On occasions where the Advisors determine that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Funds may invest in the Portfolio Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of the Portfolio Fund.  In each case, a counterparty would agree to pay to the Funds a return determined by the return of the Portfolio Fund, in return for consideration paid by the Funds equivalent to the cost of purchasing an ownership interest in the Portfolio Fund.  Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty.  Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Funds' investment.  There can be no assurance that the Funds' indirect investment in Portfolio Funds will have the same or similar results as a direct investment in the Portfolio Fund, and the Funds' value may decrease as a result of such indirect investment.  When the Funds make an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Funds may be subject to additional regulations.  Alternatively, the Funds may seek to purchase an interest in a Portfolio Fund through a secondary market transaction involving an existing investor in such Portfolio Fund, although these acquisitions typically require consent of the general of the Portfolio Fund.

Allocation to Direct Investments in Securities

The Advisors intend to allocate the Funds' assets not invested in Portfolio Funds to direct investments in securities.  The Advisors allocate assets among different types of securities through an asset allocation strategy, investing varying percentages in four major categories: stocks and bonds and, to a lesser extent, money market instruments and derivatives.  Drawing on their analysis of financial trends and market conditions, the Advisors monitor and adjust those allocations from time to time.  The Funds have wide flexibility in the relative weightings given to each category.

The assets allocated to equity securities undergo a further allocation process.  The members of the Advisors' equity investment team (the "Equity Team") are responsible for the Funds' assets allocated to equity securities.  The Equity Team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments of the equity universe.  The Equity Team regularly reviews and allocates varying percentages of the Funds' assets to Equity Team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies.  Within each discipline, investment decisions are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization.  With respect to its equity investments, the Funds primarily buy common stock, but also can invest in preferred stock and securities convertible into common and preferred stock.  Within each distinct discipline, the Equity Team assesses each stock's changing characteristics relative to its contribution to portfolio risk within that discipline.  An equity security is sold when, in the opinion of the Equity Team, it no longer offers an appropriate return-to-risk trade-off.

Members of the Advisors' fixed income investment management team (the "Fixed Income Team") are responsible for managing the Funds' assets allocated to fixed income securities.  The Fixed Income Team evaluates sectors of the bond market and individual securities within these sectors.  The Fixed Income Team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds.  Fixed income securities are purchased for the Funds when the Fixed Income Team believes that they have the potential for above-average total return.  The Funds anticipate that most of the bonds they purchase will be dollar-denominated investment grade bonds, but the Funds may invest their fixed income allocation in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.  The Funds' investment in non-dollar denominated bonds may be on a currency-hedged or unhedged basis.  Non-investment grade bonds acquired by the Funds will generally be in the lower rating categories of the major rating agencies ("BB" or lower by Standard & Poor's or "Ba" or lower by Moody's) or will be determined to be of similar quality by the Fixed Income Team.  Split-rated bonds will be considered to have the higher credit rating.  A security will be sold if, in the opinion of the Fixed Income Team, the risk of continuing to hold the security is not desirable when compared to its total return potential.

The Funds may engage in active and frequent trading of securities to seek to achieve its investment objectives.

Other Strategies

    Infrastructure.  Infrastructure generally refers to large-scale public works.  Two main categories are economic infrastructure (e.g., highways, energy generation and distribution, water and sewer facilities, etc.) and social infrastructure (e.g., hospitals, schools, public housing, prisons, etc.).  Infrastructure assets are generally long-lived and have high development costs.  Investment in infrastructure can take a wide range of forms, from investing directly in toll roads to purchasing equity in construction companies.  Direct investment typically involves entering into agreements with the relevant governmental agency to own or operate the particular asset.  The Funds may invest with Managers who are pursuing any type of infrastructure investment.  In addition, the Funds may seek to invest in the securities of companies involved in infrastructure.  Increasingly, baskets of securities are traded in the market in single vehicles (e.g., structured notes), and the Funds may seek to invest in such vehicles.

    Commodities.  Commodities are assets that have tangible properties.  Major categories include agricultural products (e.g., wheat, cattle), energy products (e.g., oil, gasoline), metals (e.g., gold, aluminum), and "soft" products (e.g., sugar, coffee, cocoa, cotton).  Commodities can be traded on a "spot" basis (i.e., price for immediate delivery) or on a "futures" basis (i.e., price for delivery at a specified future date).  Most commodity investments involve buying or selling futures rather than transacting in the spot market.  A rise in price of a particular commodity will generally cause the price of the futures to rise, benefiting a futures buyer.  Similarly, a decline in price will benefit a futures seller.  The Funds may seek to invest with managers who engage in commodity futures trading.  In addition, the Funds may seek to invest directly in commodities through strategies that purchase or sell commodity futures as permitted by applicable law.

    Overlay (GTAA).  Global Tactical Asset Allocation ("GTAA") is a multi-asset class strategy that seeks to generate returns by adjusting exposures to global equity, bond, and currency markets.  Quantitative models are employed to identify trends in valuation, cyclical, and momentum factors across various markets, with exposure in the strategies adjusted to take advantage of the most attractive opportunities.  Derivatives are typically used in order to gain exposure to the underlying markets quickly and efficiently.  GTAA strategies can either be used as a stand-alone investment strategy or as an "overlay" to adjust the overall exposures of an entire investment portfolio.  The Funds may utilize GTAA in either of these capacities.

Cash and Cash-Plus Strategies

As part of its normal operations, the Funds may hold high-quality money market securities pending investments or when it expects to need cash to pay Members who tender their Interests.  The Funds also may invest in such securities in order to achieve its investment objectives.

Some of the strategies that may be employed by the Funds utilize derivatives (e.g., GTAA) that typically require a derivatives buyer to hold collateral against changes in the value of such derivatives.  This collateral is generally required to be held in cash or cash equivalents (e.g., short term Treasury bills).  To the extent the Funds are holding cash, whether due to collateral requirements or cash flows from subscriptions and repurchases, they are expected to be invested in cash or "cash-plus" strategies (i.e., strategies that seek to enhance the return on cash assets with minimal increase in risk).  These strategies may vary depending on the particular opportunities available in the market at that time.

It is possible that in extreme market conditions the Funds temporarily may invest a significant portion or all of its assets in high-quality money market securities.  Such a temporary defensive strategy would be inconsistent with the Funds' primary investment objective.  The reason for acquiring money market securities would be to avoid market losses.  However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Funds' opportunity to achieve their investment objectives.

Strategic Transactions

The Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Funds also may purchase derivative instruments that combine features of these instruments.  Collectively, all of the above are referred to as "Strategic Transactions."  The Funds generally use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Funds' portfolio, protect the value of the Funds' portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Funds, protect against changes in currency exchange rates, manage the effective maturity or duration of the Funds' portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  The Funds may use Strategic Transactions to enhance total return, although the Fund will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC").

BORROWING BY THE FUNDS

The Funds may, but do not currently intend to, borrow money to purchase portfolio securities and for portfolio management purposes.  This practice is known as "leverage." The Funds may also borrow money to pay operating expenses, including, without limitation, investment management fees, to fund repurchases of Interests or to meet capital calls of Portfolio Funds, particularly private equity partnerships, real estate partnerships and natural resources partnerships.  The use of borrowings for investment purposes involves a high degree of risk and no assurance can be made that the Funds' leveraging strategy will be successful.

If the Funds were to utilize leverage, they anticipate that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset.  So long as the Funds' portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause Members to receive a higher current rate of return than if the Funds were not leveraged.  If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Funds, reducing returns to Members.  Recent developments in the credit markets may adversely affect the ability of the Funds to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Members.

There is no assurance that a leveraging strategy, if the Funds decide to utilize leverage, will be successful.  Leverage involves risks and special considerations for Members, including:

•	the likelihood of greater volatility of NAV of the Interests than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Funds must pay will reduce the return to Members;
•	leverage in a declining market is likely to cause a greater decline in the NAV of Interests than if the Funds were not leveraged;
•	when the Funds use financial leverage, the investment advisory fees payable to the Advisors will be higher than if the Funds did not use leverage; and
•	leverage may increase operating costs, which may reduce total return.
Certain types of borrowings by the Funds may result in the Funds being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  The Funds may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Funds.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Advisors do not believe that these covenants or guidelines will impede them from managing the Funds' portfolio in accordance with the Funds' investment objectives and policies if the Funds were to utilize leverage.  To the extent permitted by the Funds' fundamental policy on borrowing (described below) and the 1940 Act, the Board may modify the Funds' borrowing policies, including the purposes of borrowings, and the length of time that the Funds may hold portfolio securities purchased with borrowed money.  The rights of any lenders to the Funds to receive payments of interest or repayments of principal may be senior to those of the Members.

Under the 1940 Act, each of the Funds is not permitted to borrow for any purposes if, immediately after such borrowing, such Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock.  The 1940 Act also provides that each of the Funds may not declare distributions, or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable.  Under the 1940 Act, certain short-term borrowings (such as for the purpose of meeting redemption requests, for bridge financing of investments in Portfolio Funds or for cash management purposes) are not considered the use of investment leverage if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of a Fund.  Borrowing requirements generally do not apply to Portfolio Funds that are not registered under the 1940 Act.

Debt Finance

The Funds expect to enter into a credit facility, which it may use to finance its short-term liquidity requirements (i.e., 60 days or less) and/or repurchases of Interests.  The Funds expect that the credit facility provider will take security over the Funds' assets and the agreements governing any credit facility typically will give the lender the right to terminate the credit facility at will or upon the occurrence of certain termination events.  Such events may include, among others, failure to pay amounts owed when due, the failure to provide required reports or financial statements, a decline in the value of the Portfolio Funds or securities pledged as collateral, failure to maintain sufficient collateral coverage, failure to comply with investment guidelines, key changes in the Funds' management or the Advisor's personnel, a significant reduction in the Funds' assets, material violations of the terms of, or representations, warranties or covenants under, the facility agreements as well as other events determined by the lender.  If a Fund were to fail to meet its obligations under any such credit facility and a termination event were to occur, the lender would be entitled, in its sole discretion and without regard to such Fund's investment objectives, to liquidate the assets pledged as security.  This could have a material adverse effect on such Fund and returns to Members.  Furthermore, in selecting assets for liquidation, a lender will sell the most liquid assets, which could result in the remaining portfolio of assets being less diverse in terms of investment strategies, number of Managers or Portfolio Funds, liquidity or other investment considerations than would otherwise be the case.

There is no guarantee that any such credit facility will be available to the Funds on acceptable terms or at all or that, in the event that such facility terminates, an alternative facility will be available to the Funds on acceptable terms or at all.  Furthermore, it is possible that the amount of leverage available to the Funds under any such credit facility may be limited due to other amounts borrowed by other funds or separate accounts for which the Advisors provide investment management or investment advisory services (collectively, "Other BlackRock Funds").  As a result, it is possible that the Funds may be restricted from borrowing when it would otherwise like to borrow, even though it has a credit facility in place.

Any debt finance employed by the Funds is in addition to, and is not restricted by, the use of leverage by the Funds to achieve their investment objectives.

Reverse Repurchase Agreements

Borrowings may be made by the Funds through reverse repurchase agreements under which the Funds sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed-upon date and price.  Such agreements are not considered to be borrowings under the 1940 Act, if the Funds "cover" these obligations by segregating on their books and records liquid assets with a value equal to their obligations under the reverse repurchase agreements.  The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  For a description of risks related to reverse repurchase agreements,  see "General Risks – Risks Related to Direct Investments in Securities – Reverse Repurchase Agreements Risk."

Dollar Roll Transactions

Borrowings may be made by the Funds through dollar roll transactions.  A dollar roll transaction involves a sale by the Funds of a mortgage-backed or other security concurrently with an agreement by the Funds to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments will generate income for the Funds.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold by the Funds as part of the dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what the performance would have been without the use of dollar rolls.  For a description of risks related to dollar roll transactions,  see "General Risks – Risks Related to Direct Investments in Securities – Dollar Roll Transactions Risk."

ADDITIONAL INVESTMENT POLICIES

Investment Restrictions

The investment objectives of the Funds are not fundamental policies and may be changed without a Member vote provided that Members will be given written notice of such change prior to or in connection with the Fund's next tender offer.  The Funds have, however, adopted certain fundamental investment restrictions which cannot be changed without the vote of a majority of such Fund's outstanding voting securities, as defined in the 1940 Act.  Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of Members, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

In applying the investment restrictions and other policies described in this Prospectus, the Funds will not "look through" to the investments and trading activity of the Portfolio Funds, which may not be managed in accordance with the Fund's investment restrictions or policies.  In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Funds' total assets or resulting from corporate actions such as a reorganization, merger or liquidation, unless otherwise stated in this Prospectus, will not constitute a deviation from the restriction or policy, and the Funds will not be required to sell securities due to subsequent changes in the value of securities it owns or such corporate actions. Under the Funds' fundamental investment restrictions, each Fund (unless otherwise stated) may not:

(1)
invest more than 25% of its total assets in the securities of issuers in any one industry, provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry.  For purposes of this restriction, neither a Fund's investments in Portfolio Funds generally nor its investments in Portfolio Funds following the same general strategy (e.g., global macro and distressed securities) are deemed to be an investment in a single industry.  In addition, a Feeder Fund's investment in the Cayman Company or the Master Fund is not deemed to be an investment in a single industry;

(2)
underwrite securities of other issuers except insofar as the Funds technically may be deemed underwriters under the 1933 Act in the sale of their own securities or in connection with the disposition of portfolio securities;

(3)
make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan, and except further that the Funds may lend their portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions;

(4)
issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(5)
purchase or sell commodities or contracts on commodities, except to the extent that the Funds may do so in accordance with applicable law, and the Funds may invest in Portfolio Funds that invest in commodities, contracts on commodities and commodity-linked securities; and

(6)
purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may invest in securities (i) directly or indirectly secured by real estate or interests therein, (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies or (iii) issued by Portfolio Funds that invest in real estate or interests therein, and the Funds may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Funds' ownership of such other assets.

Futures Transactions

The Funds' or the Portfolio Funds' use of derivatives that are subject to regulation by the CFTC and National Futures Association ("NFA") could cause the Funds to be deemed commodity pools or the Advisors to be commodity pool operators ("CPO"), which would require the Funds and the Advisors to comply with certain rules that could result in additional costs to the Funds.  However, as a general matter, the Funds intend to conduct their operations in compliance with CFTC Rule 4.5 in order to avoid regulation by the CFTC as a commodity pool.  Pursuant to regulations and/or published positions of the SEC, the Funds may also be required to segregate cash or liquid securities in connection with futures transactions.

GENERAL RISKS

Although the Funds' investment program is designed to generate consistent returns over a long time period or investment horizon while attempting to minimize risk, the Funds' investment program does entail risks.  There can be no assurance that the investment objectives of the Funds or those of the Portfolio Funds in which the Funds invest will be achieved or that their investment programs will be successful.  Because the Feeder Funds invest all or substantially all of their investable assets in the Master Fund (in the case of the TEI Core Fund, via the Offshore Fund), the risks associated with an investment in the Feeder Funds are substantially the same as the risks associated with an investment in the Master Fund.  Certain risks associated with an investment in the Funds are set forth below.

Risks Related to the Funds

No Operating History.  The Funds are recently established investment companies and have no operating history.  The Funds do not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Funds and their performance.  An investment in the Funds is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Funds will not achieve their investment objectives and that the value of any potential investment in the Interests could decline substantially as a consequence.

Master/Feeder Structure.  The Master Fund may accept investments from other investors (including other feeder funds) in addition to the Feeder Funds.  Because any such additional feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund.  Smaller feeder funds may be harmed by the actions of larger feeder funds.  For example, investors in a larger feeder fund will have more voting power than the Feeder Funds over the operations of the Master Fund.  If other feeder funds tender for a significant portion of their shares in a tender offer, the assets of the Master Fund will decrease.  This could cause the Feeder Funds' expense ratios to increase to the extent contributions to the Master Fund through additional subscriptions to the Feeder Funds or other feeder funds do not offset the cash outflows.

Non-Diversified Status.  The Funds are "non-diversified" investment companies.  Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Funds' assets that may be invested in the securities of any one issuer.  Although the Advisors will follow a general policy of seeking to diversify the Funds' capital among multiple Portfolio Funds and multiple other issuers with respect to its direct investing in securities, the Advisors may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Funds' assets.  The Funds will limit the percent of assets held of any one Portfolio Fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Funds.  As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Funds could result in a higher reduction in the Funds' NAVs than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.

Reliance on the Advisors.  The success of the Funds is dependent on the expertise of the Advisors and their ability to select successful Managers and to make direct investments in securities.  There can be no assurance that the Advisors will be successful in doing so.  In addition, the Advisors are not required to devote their full time to the business of the Funds and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Funds.  The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Funds.  If the Advisors are removed, resign or otherwise no longer serve as the Advisors of the Funds, a large number of Portfolio Funds may be required to be liquidated or may otherwise become unavailable to the Funds, which may have an adverse impact on the Funds' investment performance.

Portfolio managers from the Equities Team, Fixed Income Team and BAA are assigned by MAPS to the Funds and Other BlackRock Funds.  Portfolio composition decisions are the responsibility of the assigned portfolio manager, subject to the overall oversight of MAPS.  As such, even when the Funds and Other BlackRock Funds share the same or similar investment objectives, their individual portfolios may differ, in part based on the judgments of different portfolio managers, and for other reasons.

Reliance on Service Providers.  The Funds have no employees, and the Directors have all been appointed on a non-executive basis.  The Funds must therefore rely upon the performance of service providers to perform their executive functions.  In particular, the Advisors, the Administrator, the Custodian, the Escrow Agent and their respective delegates, if any, will perform services that are integral to the Funds' operations and financial performance.  Failure by any service provider to carry out its obligations to the Funds in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Funds at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Funds' performance and returns to Members.  The termination of the Funds' relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Funds and could have a material adverse effect on the Funds' performance and returns to Members.

Information Technology Systems.  The Funds are dependent on the Advisors for certain management services as well as back-office functions.  The Advisors and the Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds and Portfolio Funds.  Information technology systems are also used to trade in the underlying investments of the Portfolio Funds.  It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors' or a Manager's ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control.  Any such information technology related difficulty could harm the performance of the Funds.  Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Funds.

Misconduct of Employees and of Service Providers.  Misconduct or misrepresentations by employees of the Advisors, Managers or service providers could cause significant losses to the Funds.  Employee misconduct may include binding the Funds or Portfolio Funds to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing.  Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets.  In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Funds' or a Portfolio Fund's business prospects or future marketing activities.  Despite the Advisors' due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors' due diligence efforts.  As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Legal, Tax and Regulatory Risks.  Legal, tax and regulatory changes could occur that may materially adversely affect the Funds.  For example, the regulatory and tax environment for derivative instruments in which Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Funds and the ability of the Funds to pursue their trading strategies.  Similarly, the regulatory environment for leveraged investors and for private equity and hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or private equity and hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Funds to pursue their investment objectives or strategies.  In particular, in light of recent market events, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and private equity and hedge funds, and the SEC has recently engaged in a general investigation of hedge funds which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds.  For example, during 2007, the SEC adopted new anti-fraud rules governing investment advisers to certain pooled vehicles (including certain hedge funds).  Such legislation or regulation could pose additional risks and result in material adverse consequences to the Portfolio Funds or the Funds and/or limit potential investment strategies that would have otherwise been used by the Managers or the Advisors in order to seek to obtain higher returns.  The Portfolio Funds may be established in jurisdictions where no or limited supervision is exercised on such Portfolio Funds by regulators.  Investor protection may be less efficient than if supervision was exercised by a regulator.  If regulators were to adopt leverage limitations for private equity or hedge funds, these funds may not be able to earn the same returns they earned in the past.

Certain Tax Risks for TEI Core Fund Members.  The TEI Core Fund, which will be taxed as a partnership for U.S. federal income tax purposes, will invest all its assets in the Offshore Fund.  The Offshore Fund will be taxed as a corporation for U.S. federal income tax purposes.  Given the nature of the Offshore Fund's investment activities, the Offshore Fund, however, will be treated as being engaged in a U.S. trade or business for U.S. federal income tax purposes.  Certain of the Offshore Fund's income that is effectively connected for U.S. federal income tax purposes (including gains from the sale of U.S. real property interests, such as real estate companies and REITs) generally will be subject to regular U.S. federal income taxation (and may also be subject to a 30% U.S. branch profits tax), thus reducing the Offshore Fund's distribution to the TEI Core Fund and TEI Core Fund Members.  The Master Fund will attempt to minimize, to the extent practicable and not in conflict with the economic returns to Core Fund Members, U.S. corporate income and branch profit taxes imposed on the Offshore Fund (and thus on TEI Core Fund Members).

Certain Tax Risks for Core Fund Members – Tax Liability in Excess of Distributions.  By reason of its treatment as a partnership for U.S. federal income tax purposes, the Core Fund will not itself be subject to U.S. federal income tax.  Rather, each Core Fund Member in computing its U.S. federal income tax will include its allocable share of Core Fund items of income, gain, loss, deduction and expense for the taxable year of the Core Fund ending within or with the taxable year of the Core Fund Member.  It is possible that a Core Fund Member's U.S. federal income tax liability with respect to its allocable share of the Core Fund earnings in a particular taxable year could exceed the cash distributions to the Core Fund Member for the year, thus giving rise to an out-of-pocket payment by such member.

Certain Tax Risks for Members – Schedule K-1s.  The Core Fund and the TEI Core Fund will not be able to deliver Schedules K-1s to Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.

Significant Financial Intermediaries.  To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Funds.  To the extent that such financial intermediary exercises collective influence over such investors' decisions to request repurchase of Interests, the Funds may make larger tender offers than would otherwise be the case.  Substantial acceptance of the Funds' offers to repurchase Interests could require the Funds to liquidate certain of their investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base.  This could have a material adverse effect on the performance of the Funds and the value of the Interests.

Similarly, if such financial intermediaries exercise collective influence over such investors' voting of such Interests, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Advisors to the Funds.  If effected, such changes could have a material adverse effect on the performance of the Funds and the value of the Interests.

Patent Risks Related to the TEI Core Fund and the Offshore Fund.  Man-Glenwood Lexington TEI, LLC, or an affiliate thereof ("MG"), has filed a patent application (the "First Patent Application") relating to a structure that interposes an offshore corporation between a registered investment company and an underlying master fund.  The First Patent Application was published on February 2, 2006.  At this time, all of the claims of the First Patent Application have been rejected by the U.S. Patent and Trademark Office (the "PTO").  Based on publicly available information from the PTO, MG has failed to respond by the October 7, 2008 deadline to the PTO's rejection and allowed the First Patent Application to have been abandoned.  MG has also filed a second patent application (the "Second Patent Application") that includes the same subject matter as the First Patent Application.  The Second Patent Application was published on November 22, 2007 and is still being examined by the PTO.  Because it was filed relatively recently, none of the claims of the Second Patent Application has been examined by the PTO yet.  Therefore, it is uncertain whether the Second Patent Application, or any related application that may be filed in the future, will be allowed to issue as United States Patents (collectively, the "MG Patents").  The TEI Core Fund, based on discussions with counsel, believes that the MG Patents, if issued, would have significant questions surrounding their validity and enforceability.  In addition, there is pending legislation that provides that an inventor shall not be awarded a patent if the invention is designed to minimize, avoid, defer, or otherwise affect the liability for Federal, State, local, or foreign tax.

Although alternatives are available, in the event that MG is successful in obtaining any MG Patent with claims that cover the structure or processes contemplated in this Prospectus, the TEI Core Fund may have to negotiate a mutually agreeable license to use such structure.  Also, under proposed Treasury Regulations, if the TEI Core Fund pays a licensing fee to MG or its agents to use the patented tax structure, the TEI Core Fund and its investors may be deemed to have participated in a reportable transaction for U.S. federal income tax purposes and may be required to disclose such participation and identity of investors to the Internal Revenue Service.  Available alternatives to any such negotiation include challenging the validity and/or enforceability of the MG Patents through the PTO or through litigation and/or recommending that the Board approve restructuring the TEI Core Fund.  Unless an alternative were pursued, in the absence of such mutually agreeable license, the TEI Core Fund may have to be dissolved and liquidated, which may result in costs and expenses and/or losses that could have a materially adverse impact on the value of the Interests.

Changes in United States and/or Cayman Islands Law.  If there are changes in the laws of the United States (federal or state) and/or the Cayman Islands, under which the TEI Core Fund and the Offshore Fund, respectively, are organized, resulting the inability of the TEI Core Fund and/or the Offshore Fund to operate as set forth in this Prospectus, there may be a material adverse effect on investors in the TEI Core Fund.  There can be no assurance that the positions of the TEI Core Fund relating to the tax consequences of its investment transactions will be accepted by the tax authorities.  In addition, the regulatory environment for leveraged investors, tax-exempt investors and for hedge funds generally is evolving.  To the extent that legislative or other regulatory changes occur in the direct or indirect regulation of leveraged investors, tax-exempt investors, widely-held partnerships or hedge funds, including tax regulation applicable thereto, all of which have preliminarily been discussed by members of Congress, there may be materially adverse effects on the ability of the TEI Core Fund to pursue its investment objectives or strategies, which could force the TEI Core Fund to change, or even cease, its operations. For example, if Congress were to change the treatment of investment in offshore corporations by tax-exempt investors, the TEI Core Fund likely would suffer a materially adverse impact including decreased investment returns.  In such circumstances, the Board would be required to assess what steps to take, including potentially eliminating the Offshore Fund or the TEI Core Fund.  In addition, if Cayman Islands law changes such that the Offshore Fund must conduct business operations within the Cayman Islands, or pay taxes, investors in the TEI Core Fund would likely suffer decreased investment returns.

ERISA Matters.  Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986 (the "Code"), the Employee Retirement Income Security Act of 1974 ("ERISA"), or both, which may be relevant to a decision whether such an investor should invest in a Fund.  There may, for example, be issues whether such an investment is "prudent" or whether it results in "prohibited transactions."  Legal counsel should be consulted by such an investor before investing in a Fund.

Anti-Takeover Provisions in the LLC Agreements.  Each Fund's LLC Agreement includes provisions that could limit the ability of other entities or persons to acquire control of the Funds or convert the Funds to open-end status.  These provisions could deprive the Members of opportunities to sell their Interests at a premium over NAV.

Risks Related to an Investment in the Interests

General.  An investment in the Interests carries the risk of loss of capital.  An investment in the Interests represent an indirect investment in the securities or Portfolio Fund interests owned by the Funds, and the value of these securities and interests, and in turn, the Interests, will move up or down, sometimes rapidly and unpredictably. Members may receive back less than the value of their initial investment or could even lose all of their investment.

Liquidity of Interests.  The Funds have been established as closed-end management investment companies designed primarily for long-term investors and are not intended to be trading vehicles.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Funds, may invest all or all or substantially all of its assets in illiquid investments (as is the Funds' investment practice).  The Advisors believe that unique investment opportunities exist in the market for Portfolio Funds, which generally are illiquid.

Members will have no right to have their Interests redeemed or, because the Funds are not "interval funds" within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Fund at any time.  While the Funds expect to offer to repurchase Interests from Members from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases will be conducted within the sole discretion of the Board.  Furthermore, the Funds may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.  Accordingly, there may be years in which no tender offer is made and Members may be unable to realize their investment at NAV or at all.

Repurchases of Interests.  There will be a substantial period of time between the date as of which Members must accept a Fund's offer to repurchase their Interests and the date such Members can expect to receive payment for their Interests from the Funds.  Members whose Interests are accepted for repurchase bear the risk that the Funds' NAV may fluctuate significantly between the time that they accept the Funds' offer to repurchase its Interests and the date as of which such Interests are valued for purposes of such repurchase.  Members will have to decide whether to accept the Fund's offer to repurchase its Interests without the benefit of having current information regarding the value of the Interests on a date proximate to the date on which the Interests are valued by the Funds for purposes of effecting such repurchases.  Payment for repurchased Interests in the Funds may require the liquidation of investments in Portfolio Funds or securities earlier than the Advisors would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Funds' portfolio turnover.  The Advisors intend to take measures (subject to such policies as may be established by the MAPS Team) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

Effect of Additional Subscriptions.  The Funds will accept additional subscriptions for Interests, and such subscriptions will dilute the interest of existing Members in the Funds' investment portfolio, which could have an adverse impact on Members' Interests.

Effect of Liquidation on Investment Objectives.  If a Fund is in the process of a complete liquidation pursuant to its limited liability company agreement, in order to effect an orderly liquidation of such Fund's assets, such Fund may not comply with the investment objectives described in this Prospectus during liquidation.

Investment in the Funds is Not Suitable for All Investors.  An investment in the Funds is not appropriate for all investors and is not intended to be a complete investment program.  An investment in the Funds should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment.  An investor could incur substantial, or even total, losses on an investment in a Fund.  The Interests are only suitable for persons willing to accept this high level of risk.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  As inflation increases, the real value of the Interests and any distributions on those Interests can decline.  In addition, during any periods of rising inflation, interest rates on any borrowings by the Funds would likely increase, which would tend to further reduce returns to Members.  Inflation risk may also affect the real value of the Funds' investments in securities or underlying Portfolio Funds.

Risks Related to the Investment Strategy

The Investment Program is Speculative and Entails Substantial Risks.  All securities investing and trading activities risk the loss of capital.  No assurance can be given that the Funds' investment objectives will be achieved or that the performance of the Funds will be positive over any period of time.  Many of the Portfolio Funds may use leverage, engage in short sales and derivative transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies.  The Funds may experience significant losses from investing in Portfolio Funds that use such strategies.

Leverage Risk.  The Advisors, on behalf of the Funds, and Managers, on behalf of Portfolio Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin, dollar roll transactions and "uncovered" reverse repurchase agreements and other forms of leverage in their investment programs.  Such investment techniques can substantially increase the adverse impact of investment risks to which the Funds' investment portfolio may be subject.  For additional information on the risks related to any leverage employed by the Funds or the Portfolio Funds, see "Borrowing by the Funds."

Investment Decisions.  The Funds intend to allocate a substantial portion of their capital to Managers and, in general and subject to the right of the Funds and the Advisors to reallocate such capital, neither the Funds nor the Advisors will have management discretion in respect of such capital for so long as it is allocated to such Managers.

Market Risk.  The Funds are exposed to market risk.  Market risk is risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable.  From time to time, multiple markets could move together against the Funds' investments, which could result in significant losses.  Such movement would have a material adverse effect on the performance of the Funds and returns to Members. The Advisors have no ability to control such market conditions.

General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities.  Economic and market conditions of this nature could result in significant losses for the Funds, which would have a material adverse effect on the performance of the Funds and returns to Members.

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis initially occurring during 2007 and 2008.  Such investments include collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007 and in 2008.  General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value.  Additionally, the federal rescue of the Federal Home Loan Mortgage Corporation (FHLMC), commonly referred to as "Freddie Mac," the Federal National Mortgage Association, commonly referred to as "Fannie Mae," and American International Group, as well as the filing of bankruptcy by Lehman Brothers Holdings, Inc. and the concern that other financial institutions are also experiencing severe economic distress and that the global financial system is under stress have led to significant market volatility and disruption in 2008 and thus further increase the illiquidity of any investments in issuers that are thinly capitalized.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude the Finds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Advisors will monitor developments and seek to manage the Funds' portfolio in a manner consistent with achieving the Funds' investment objectives, but there can be no assurance that they will be successful in doing so.

The current financial market situation, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets (and in particular the housing and mortgage markets) and may cause further economic uncertainties in the United States and worldwide.  It is difficult to predict how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.  Given the risks described above, an investment in the Interests may not be appropriate for all prospective investors.  Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAV of the Funds.

Hedge Funds.  In addition to the risks discussed in "General Risks – Risks Related to Portfolio Funds," the Funds will be limited in their exposure to certain hedge funds because the Funds follow a "Masters" approach to hedge fund investing.  The Masters approach requires that the Funds invest in hedge funds with at least $1 billion in assets under management at the time of investment.  This approach may prevent the Funds from investing in smaller, less established hedge funds that may in some cases perform better than larger, more established hedge funds.  The Masters approach may be detrimental to the investment performance of the Funds compared with what the performance would have been if the Funds did not follow the Masters approach.

         Real Estate.  The Funds are exposed to real estate risk through their investments in real estate investment trusts  ("REITs") and real estate funds. The residential housing sector in the United States has been under considerable pressure during the past two years with home prices nationwide down significantly on average.  Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities.  In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average.  Residential and commercial mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities.  Accordingly, the recent instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market during the investment period, thereby reducing the Funds' investment opportunities.  Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vancancy rates, which may reduce distributions to the Funds and reduce the value of the underlying properties.

         REITs and real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above).  Some REITs and real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type.  These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer.  Borrowers could default on or sell investments that a REIT or real estate fund holds, which could reduce the cash flow needed to make distributions to investors.  In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions.  REITs require specialized management and pay management expenses.  Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Investment funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

Private Equity.  Investment in private equity involves the same types of risks associated with an investment in any operating company.  However, securities issued by private partnerships may be more illiquid than securities issued by other Portfolio Funds generally, because the partnerships' underlying investments tend to be less liquid than other types of investments.  Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions.  The Funds may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of their interests in a private equity fund, nor may they withdraw from such fund, without the consent of the general partner of the fund, which consent may be withheld in the general partner’s sole discretion.  Attractive investment opportunities in private equity may occur only periodically, if at all.  Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitons of their investments.  Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing.  For additional information regarding the availability of financing, see "General Risks – Risks Related to Direct Investments in Securities – Recent Events."

Long/Short Equity.  Long/short equity strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk.  If the Advisors' or a Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Funds or Portfolio Funds.  Since a long/short equity strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability.  Positions may undergo significant short-term declines and experience considerable price volatility during these periods.  In addition, long and short positions may or may not be related.  If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio.  Long/short equity strategies may increase the exposure of the Funds or Portfolio Funds to risks relating to Strategic Transactions, leverage, portfolio turnover, concentration of investment portfolio and short-selling.  These risks are further described in this section under their respective headings.

Convertible Arbitrage.  This strategy entails the risk that the Advisors or Managers are incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Federal Reserve or government agencies, may have unexpected impacts on the value of the fixed income or equity markets, potentially adversely effecting the Funds' hedged position.  Recent market events have caused hedge funds to sell large amounts of convertible securities, which has adversely affected the market price of convertible securities.

Merger or Event Driven Arbitrages.  The Funds may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or "special situations."  The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high.  There is no assurance that the Advisors will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action.  There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received.  Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Funds may be required to sell their investment at a loss.  As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which the Funds may invest, there is potential risk of loss by the Funds of their entire investment in such companies.  In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges.  Accordingly, the Funds' ability to respond to market movements may be impaired and consequently the Funds may experience adverse price movements upon liquidation of their investments, which may in turn adversely affect the Funds.  Settlement of transactions may be subject to delay and administrative uncertainties.  An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Funds may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by the Advisors of such companies and may, at times, require active participation by the Funds (including by way of board membership or corporate governance oversight), in the management or in the bankruptcy or reorganization proceedings of such companies.  Such involvement may restrict the Funds' ability to trade in the securities of such companies.  It may also prevent the Funds from focusing on matters relating to other existing investments or potential future investments of the Funds.  In addition, as a result of their activities, the Funds may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager's request on the boards of directors of companies in which the Funds have an interest.  It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Funds, and thus may be obligated at times to act in a manner that is adverse to the Funds' interests.  The occurrence of any of the above events may have a material adverse effect on the performance of the Funds and consequently on the returns to Members.

Fixed Income Arbitrage.  Fixed income arbitrage strategies generally involve analyzing the relationship between the prices of two or more investments.  To the extent the price relationships between such investments remain constant, little or no gain or loss on the investments will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss.

Volatility Arbitrage Strategies.  The success of volatility arbitrage strategies depends on the ability of the Advisors to accurately assess the relative value of a security in relation to its historical trading range.  However, even if the Advisors make an accurate assessment of a security's historical trading range, the security may strike a new trading range, resulting in the failure of the volatility arbitrage strategy with respect to that security.  The simultaneous failure of volatility arbitrage strategies among a number of securities or Portfolio Funds may result in significant losses to the Funds.

Statistical Arbitrage Strategies.  The success of statistical arbitrage is heavily dependent on the mathematical models used by the Advisors in seeking to exploit short-term and long-term relationships among stock prices and volatility.  Models that have been formulated on the basis of past market data may not be predictive of future price movements.  The Advisors may select models that are not well-suited to prevailing market conditions.  Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.  In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

         Infrastructure.  Investment in infrastructure securities and funds exposes the Funds to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

        Overlay (GTAA).  The success of a GTAA strategy depends, in part, on the Advisors' ability to accurately analyze the correlation between various global equity, bond and currency markets.  If the Advisors' or Manager's correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the anticipated risk level of market exposure for the GTAA strategy.  In addition, the GTAA strategy may expose the Funds or Portfolio Funds to a higher degree of risk relating to Strategic Transactions.  See "General Risks – Risks Related to Strategic Transactions."  Investment made using the GTAA strategy will generally be considered illiquid.

Risks Related to Direct Investments in Securities

This section discusses risks relating to the types of direct investments that are expected to be made by the Funds or by the Portfolio Funds.  It is possible that Portfolio Funds or the Funds will make an investment that is not described below, and any such investment will be subject to its own particular risks.  For purposes of this discussion, risks related to the activities of the Advisors and the Funds should generally be interpreted to include the activities of Managers and Portfolio Funds.

Short-Selling.  The Funds may engage in short-selling.  Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short-selling necessarily involves certain additional risks.  However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss.  Uncovered short sales expose the Funds to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  There is the risk that the securities borrowed by the Funds in connection with a short-sale must be returned to the securities lender on short notice.  If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a ''short squeeze'' can occur, and the Funds may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

The SEC recently issued an emergency order that temporarily prohibited any person from short-selling certain publicly traded common equity securities. This prohibition has since expired; however, the imposition of another such emergency order may limit the Advisors' ability to engage in short sales pursuant to the Funds' investment objectives or negatively impact the return on an investment in which one of the Advisors has sold a security short.

Common Stock.  The Funds will have exposure to common stocks.  Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to fixed-income securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Funds have exposure.  Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Fixed Income Securities.  The Funds may invest in fixed income securities.  Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.  Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal bonds and securities related to municipal bonds; mortgage backed securities ("MBS") and asset backed securities ("ABS").  These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations.  Fixed income securities are subject to the risk of the issuer's or a guarantor's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).  In addition, MBSs and ABSs may also be subject to call risk and extension risk.  For example, homeowners have the option to prepay their mortgages.  Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk).  In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase.  Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.  In either case, a change in the prepayment rate can result in losses to investors.  The same would be true of asset-backed securities, such as securities backed by car loans.

Low Credit Quality Securities.  The Funds may invest in particularly risky investments that also may offer the potential for correspondingly high returns.  As a result, the Funds may lose all or substantially all of their investment in any particular instance, which would have an adverse effect on Members.  In addition, there is no minimum credit standard which is a prerequisite to the Funds' acquisition of any security, and the debt securities in which the Funds are permitted to invest will be less than investment grade and may be considered to be "junk bonds."  Securities in the non-investment grade categories are subject to greater risk of loss of principal and interest than higher rated securities and may be considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  They may also be considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions.  Adverse publicity and negative investor perception about these lower-rated securities, whether or not based on an analysis of the fundamentals with respect to the relevant issuers, may contribute to a decrease in the value and liquidity of such securities.  In addition, because investors generally perceive that there are greater risks associated with non-investment grade securities, the yields and prices of such securities may fluctuate more than those for higher-rated securities.  The market for non-investment grade securities may be smaller and less active than that for higher-rated securities, which may adversely affect the prices at which these securities can be sold.  In addition, the Funds may invest in debt securities which may be unrated by a recognized credit rating agency which are subject to greater risk of loss of principal and interest than higher-rated debt securities.

Securities in which the Funds may invest may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by all or substantially all of the issuer's assets.  Moreover, the Funds may invest in debt securities which are not protected by financial covenants or limitations on additional indebtedness.  The Funds may therefore be subject to credit, liquidity and interest rate risks.  In addition, evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult.  Also, the market for credit spreads is often inefficient and illiquid, making it difficult to hedge such risk or to calculate accurately discounting spreads for valuing financial instruments.

Distressed Securities.  The Funds may invest in securities of issuers in weak financial condition, experiencing poor operating results, having substantial financial needs or negative net worth, facing special competitive or product obsolescence problems, or issuers that are involved in bankruptcy or reorganization proceedings.  Investments of this type involve substantial financial and business risks that can result in substantial or total losses.  The Funds may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  Such investments also face the risk of the effects of applicable federal and state bankruptcy laws.  In any reorganization or liquidation proceeding relating to a portfolio company, the Funds may lose their entire investment or may be required to accept cash or securities with a value less than its original investment.  The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility and the spread between the bid and offer prices of such securities may be greater than normally expected.  It may take a number of years for the market price of such securities to reflect their intrinsic value.  Such securities are also more likely to be subject to trading restrictions or suspensions.  It is anticipated that some of the portfolio securities held by the Funds may not be widely traded, and that the Funds' position in such securities may be substantial in relation to the market for those securities.  The Advisors' judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Interest Rate Risk.  The value of certain debt securities in the Funds' portfolio could be affected by interest rate fluctuations.  When interest rates decline, the value of fixed rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.  Recent adverse conditions in the credit markets may cause interest rates to rise.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments.  Fluctuations in the value of the Funds' securities will not affect interest income on existing securities, but will be reflected in the Funds' NAV.  The Funds' may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Funds' exposure to interest rate risk, although there is no assurance that they will do so or that such strategies will be successful.

Insolvency Considerations with Respect to Issuers of Indebtedness.  Various laws enacted for the protection of creditors may apply to indebtedness in which the Funds invest.  The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law.  Insolvency considerations may differ with respect to other issuers.  If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary.  Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured.  There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which the Funds invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence.  In addition, in the event of the insolvency of an issuer of indebtedness in which the Funds invest, payments made on such indebtedness could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency.  In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Portfolio Fund to which such payments were made.

The Funds do not anticipate that they will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination.  There can be no assurance, however, as to whether any lending institution or other party from which the Funds or Portfolio Funds may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Funds or Portfolio Funds to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Funds or a Portfolio Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors.  These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Illiquid Investments and Market Characteristics.  Investments held by the Funds may be or become illiquid which may affect the ability of the Funds to exit such investments and the returns made by the Funds.  Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities.  Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors.  Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange.  It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded.  A suspension could render it difficult for the Funds to liquidate positions and thereby might expose the Funds to losses.

The market prices, if any, for such illiquid investments tend to be volatile and may not be readily ascertainable and the Funds may not be able to sell them when they desire to do so or to realize what they perceive to be their fair value in the event of a sale.  Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of the Funds attributable to such investment may not necessarily reflect the prices that would actually be obtained by the Funds when such investments are realized.  If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Funds will suffer a loss.  Moreover, securities in which the Funds may invest include those that are not listed on a stock exchange or traded in an over-the-counter market.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  The size of the Funds' position may magnify the effect of a decrease in market liquidity for such instruments.  Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which the Funds enter into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect the Funds' portfolio.

The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  The Funds may encounter substantial delays in attempting to sell non-publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds.  In some cases, the Funds may be contractually prohibited from disposing of investments for a specified period of time.  Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.  Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded.

Lending Portfolio Securities.  The Funds may lend their portfolio securities to brokers, dealers and financial institutions.  In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities.  The Funds would be entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities.  Lending portfolio securities would result in income to the Funds, however, the Funds may experience a loss in the event the borrower breaches its agreement, the return of the securities loaned is delayed or the default or insolvency of the borrower.

Material, Non-Public Information.  From time to time, the Advisors may come into possession of confidential or material, non-public information that would limit the ability of the Funds to acquire or dispose of investments held by the Funds.  The Funds' investment flexibility may be constrained as a consequence of the inability of the Advisors to use such information for investment purposes.  Moreover, the Advisors may acquire confidential or material, non-public information or be restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisors would otherwise take such an action.

Interest Rate Fluctuations.  The prices of several securities which may be held by the Funds tend to be sensitive to interest rate fluctuations and unexpected fluctuations in interest rates could cause the corresponding prices of the long and short portions of a position to move in directions which were not initially anticipated.  Interest rates are highly sensitive to factors beyond the Advisor's control, including, among others, governmental monetary and tax polices and domestic and international economic and political conditions.  In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may be expected to affect adversely the Funds' liquidity and operating results.  In addition, interest rate increases generally will increase the interest carrying costs to the Funds of borrowed securities and leveraged investments or the cost of leverage for the Funds.  Furthermore, to the extent that interest rate assumptions underlie the hedging of a particular position, fluctuations in interest rates could invalidate those underlying assumptions and expose the Funds to losses.

New Issue Investments.  The rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") regulate securities firms' activities related to the sale of "new issues" (as defined under applicable FINRA rules) to investment funds if "restricted" persons (generally, people engaged in the securities industry) hold beneficial interests in such investment funds.  As a result, to comply with FINRA Rules, where the Funds participate in new issues, the Funds may only invest where restricted persons' participation in the gains or losses from such investments is limited.  Alternatively, the Funds may, in the Advisor's absolute discretion, elect not to participate in new issues.  As a result, all of the Members would be unable to participate in profits attributable to investments in new issues, even where certain Members would not otherwise be so restricted.

Portfolio Turnover.  The Funds may invest and trade their portfolio securities on the basis of certain short-term market considerations.  The Funds are not generally restricted in effecting transactions by any limitation with regard to their respective portfolio turnover rates, and the turnover rate within the Funds is expected to be significant, which will result in significant transaction costs and thereby reduce the investment performance of the Funds.

Non-U.S. Investments.  The Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Funds' investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company.  There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S.  With respect to certain countries, there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Funds' investments in those countries.  Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.  The Funds' investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Portfolio Fund's returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of non-U.S. governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and the Funds may have limited recourse to compel payment in the event of a default.  A sovereign debtor's willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which the sovereign debtor may be subject.  Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Foreign Currency Risk.  Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Funds and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Funds' NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  The Advisors may, but are not required to, elect for the Funds to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions.  In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Emerging Markets.  The Funds may invest in securities and currencies traded in various markets throughout the world, including emerging or developing markets, some of which are highly controlled by governmental authorities.  Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Investments but to a heightened degree.  "Emerging market" countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  Particularly in developing countries, laws governing transactions in securities, commodities, derivatives and securities indices and other contractual relationships are new and largely untested.  Investments in emerging markets may, among other things, carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property, inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets, and lack of enforcement of existing regulations.  Hence, it may be difficult to obtain and enforce a judgment in certain emerging countries.  There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Funds and their operations.  In addition, certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.  There is also the possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of investments in those countries.  In addition, regulatory controls and corporate governance of companies in emerging  markets confer little protection on minority shareholders.  Anti-fraud and anti-insider trading legislation is often rudimentary.  The concept of fiduciary duty to shareholders by officers and directors is also limited when compared to such concepts in developed markets.  In certain instances management may take significant actions without the consent of shareholders and anti-dilution protection also may be limited.  The typically small or relatively small size of markets for securities of issuers located in emerging market countries and the possibility of a low or non-existent volume of trading in those securities may also result in a lack of liquidity and increased price volatility of those securities, which may reduce the return on such investments.

Geopolitical Risk.  The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Funds do not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

The Funds may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Funds will be investing, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.  The Funds may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested.

Growth Stock Risk.  The Funds may invest in "growth" stocks.  Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.  In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Stock Risk.  The Funds may invest in "value" stocks.  The Advisors may be wrong in their assessment of a company's value and the stocks the Funds own may not reach what the Advisors believe are their full values.  A particular risk of the Funds' value strategies is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.  Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production.  The market may not favor value-oriented stocks and may not favor equities at all.  During those periods, the Funds' relative performance may suffer.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

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Deferral: Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Funds own a preferred security that is deferring its distributions, the Funds may be required to report income for tax purposes although they have not yet received such income.

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Subordination: Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity: Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.
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Limited Voting Rights: Generally, preferred security holders (such as the Funds) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of trust preferred securities,' holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

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Special Redemption Rights: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws.  As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Funds.

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New Types of Securities: From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein.  The Funds reserve the right to invest in these securities if the Advisors believe that doing so would be consistent with the Funds' investment objectives and policies.  Since the market for these instruments would be new, the Funds may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk.  The Funds may invest in convertible securities.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall.  Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.  Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.  The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Highly Volatile Markets.  The prices of  the Funds' investments, and therefore the NAV of the Funds, can be highly volatile.  Price movements of forward contracts, futures contracts and other derivative contracts in which the Funds may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Recent Events.  Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financings or refinancing for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Funds do not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Funds does invest, including securities owned by the Funds.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These recent events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt to finance their operations.  These developments may increase the volatility of the value of securities owned by the Funds.  These developments also may make it more difficult for the Funds to accurately value its securities or to sell their securities on a timely basis.  These developments could adversely affect the ability of the Funds to borrow for investment purposes, if they chose to do so, and increase the cost of such borrowings, which would reduce returns to Members.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Funds to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Funds and adversely affect the NAV of the Interests.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Funds' portfolio.

Counterparty Arrangements. In selecting counterparties to transactions in which the Funds will engage, including but not limited to, currency hedging transactions and borrowings under lines of credit it may have in place, the Advisors have the authority to and will consider a variety of factors in addition to the price associated with such transactions.  Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility.  If the Advisors determine that the counterparty's transaction costs are reasonable overall, the Funds may incur higher transaction costs than they would have paid had another counterparty been used.  The Advisors will periodically re-evaluate their assessment of the selected counterparty.  Subject to any applicable regulatory frameworks and the terms of the Funds' governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Funds or the Advisors, and thus such transactions may be subject to a number of potential conflicts of interest.

Counterparty Risk.  To the extent that the Funds engage in principal transactions, including, but not limited to, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities they must rely on the creditworthiness of their counterparties under such transactions.  In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions including swap contracts.  In the event of the insolvency of a counterparty, the Funds may not be able to recover their assets in full or at all, during the insolvency process.  Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements.  Similarly, the Funds will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which they deal. The Advisors will seek to minimize the Funds' exposure to counterparty risk by entering into such transactions with counterparties the Advisors believe to be creditworthy at the time they enter into the transaction.  Certain strategic transactions may require the Funds to provide collateral to secure their performance obligations under a contract.

Reverse Repurchase Agreements Risk.  Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Funds, that the market value of the securities sold by the Funds may decline below the price of the securities at which the Funds are obligated to repurchase them and that the securities may not be returned to the Funds.  There is no assurance that reverse repurchase agreements can be successfully employed.  See also "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

Dollar Roll Transactions Risk.  Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom the Funds sell securities becomes insolvent, the Funds' right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Advisors' ability to predict correctly interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.  See also "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

Risks Related to Portfolio Funds

In addition to the risks identified above under "Risks Related to Direct Investments in Securities," the Portfolio Funds are subject to the additional risks disclosed in this section.

No Prior Operating History.  Certain Portfolio Funds may have no prior or limited operating history upon which the Advisors can evaluate their potential performance.  The past investment performance of funds managed by Managers with which the Funds invest or expect to invest may not be construed as an indication of the future results of an investment in the Funds.

Registration under the 1940 Act and Advisers Act.  Portfolio Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Funds as investors in Portfolio Funds, do not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Advisers Act, in which case the Funds as investors in Portfolio Funds managed by such Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

To the extent the Funds purchase non-voting interests in, or contractually foregoes the right to vote their interests in, Portfolio Funds, they will not be able to vote on matters that require the approval of the investors of the Portfolio Funds, including matters that could adversely affect the Funds' investments in such Portfolio Funds.

Limited Liquidity.  Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take a considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or redemption fees.  The Funds' ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, especially in the case of Portfolio Funds that are private equity funds, and such restrictions will limit the Funds' flexibility to reallocate such assets among Portfolio Funds.  In addition, Portfolio Funds may have the ability to indefinitely suspend the right of their investors to redeem their investment during periods of exceptional market conditions, such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund.  Consequently, the Funds' investments in a Portfolio Fund could depreciate in value during the time a redemption is delayed, and the Funds would be precluded from redeploying their capital to more advantageous investment opportunities.  The risk of illiquidity in a Portfolio Fund is exemplified by the recent turmoil in the markets in which a number of Portfolio Funds have suspended redemptions, resulting in the inability of investors to obtain liquidity in their holding in such Portfolio Fund.  Portfolio Funds also may be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Funds, and the Advisors may not have experience managing such assets.  It may therefore be difficult for the Funds to sell or realize their investments in the Portfolio Funds in whole or in part.  In addition, liquidity may be subject to commitments made by the Advisors or the Managers as to the frequency of redemptions and/or length of lock-up periods to secure capacity with such Portfolio Funds.

In addition, although the Funds do not currently anticipate the use of leverage, any use of leverage by the Funds may compound the risks associated with liquidity of Portfolio Fund investments because the Funds must maintain a certain degree of liquidity, based on their leveraged position, in order to service such debt.  Failure to maintain such necessary liquidity may materially adversely affect the Funds.

Strategy Risk.  Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses.  Strategy specific losses may result from excessive concentration by multiple Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g. the disruption of historical pricing relationships).  The strategies employed by Managers may be speculative and involve substantial risk of loss in the event of such failure or deterioration.

Use of Multiple Managers.  No assurance can be given that the collective performance of the Managers will result in profitable returns or avoid losses for the Funds.  Positive performance achieved by one or more Managers may be neutralized by negative performance experienced by other Managers.

Convergence Risk.  The Funds may invest in Portfolio Funds whose Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued.  In the event that the perceived mispricings underlying one or more Managers' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Managers, the Funds may incur significant losses.

Managers' Trading Strategies.  There can be no assurance that the trading strategies employed by a Manager will be successful.  For example, the proprietary models used by a Manager may not function as anticipated during unusual market conditions.  Furthermore, while each Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Access to Information from Managers.  The Advisors will request information from Managers regarding their historical performance and investment strategy.  The Advisors will also monitor the performance of underlying investments on a continuing basis as such information is made available to the Advisors by the Managers.  However, the Advisors may not always be provided with such information because certain of this information may be considered proprietary information by the particular Manager or for other reasons.  This lack of access to independent information is a significant investment risk.  Furthermore, the net asset values received by, or on behalf of, the Funds from each Manager will typically be estimates only, subject to revision through the end of each Portfolio Funds' annual audit, which may occur on a date other than March 31st.  Revisions to the Funds' gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Funds' annual audit is completed.

Emerging Managers.  The Funds may invest in Portfolio Funds that are managed by Managers that have managed funds for a relatively short period of time ("Emerging Managers").  The previous experience of Emerging Managers is typically in trading proprietary accounts of financial institutions or managing unhedged accounts of institutional money managers or other investment firms.  Because Emerging Managers may not have direct experience managing alternative funds, including experience with financial, legal or regulatory considerations unique to alternative fund management, and because there is generally less information available on which to base an opinion of such Emerging Managers' investment and management expertise, investments with Emerging Managers may be subject to greater risk and uncertainty than investments with more experienced alternative fund managers.

Reliance on Key Individuals.  The success of the investment policy of the Funds will be significantly dependent upon the Managers and their expertise and ability to attract and retain suitable staff.  The success of a particular Portfolio Fund will be dependent on the expertise of the Manager for that Portfolio Fund.  Incapacitation or loss of key people within Portfolio Funds may adversely affect such Portfolio Fund and thereby the Funds.  Many Managers may have only one or a limited number of key individuals.  The loss of one or more individuals from a Manager could have a material adverse effect on the performance of such Portfolio Fund which, in turn, could adversely affect the performance of the Funds.

Manager Risk.  Manager risk is the risk of loss due to fraud on the part of a Manager, intentional or inadvertent deviations from their communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment.

Although the Advisors will seek to allocate the Funds' assets to Managers whom they believes will operate with integrity and sound operational and organizational standards, the Advisors may have no, or only limited, access to information regarding the activities of the Managers, and the Advisors cannot guarantee the accuracy or completeness of such information.  As a consequence, although the Advisors will monitor the activities of the Managers, it may be difficult, if not impossible, for the Advisors to protect the Funds from the risk of Manager fraud, misrepresentation or material strategy alteration.  The Advisors will have no control over the day-to-day operations of any of the Portfolio Funds managed by the Managers.  As a result, there can be no assurance that every such Portfolio Fund will conform its conduct to these standards.  The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Portfolio Funds.  Members themselves will have no direct dealings or contractual relationships with the Managers.

Monitoring of Portfolio Funds.  Although the Advisors attempt to monitor the performance of all of the Portfolio Funds, the Advisors must ultimately rely on (i) the Manager to operate in accordance with the investment guidelines governing the Portfolio Fund, and (ii) the accuracy of the information provided to the Advisors by the Manager of the Portfolio Fund.  Any failure of the Manager to operate within such guidelines or to provide accurate information with respect to such Portfolio Fund could subject the Funds to losses.  Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest.  The Advisors have no ability to independently verify the financial information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general.

Potential Conflicts of Interest Involving Managers.  Certain of the Managers may engage in other forms of related and unrelated activities in addition to advising Portfolio Funds.  They may also make investments in securities for their own account.  Activities such as these could detract from the time a Manager devotes to the affairs of Portfolio Funds.  In addition, certain of the Managers may engage affiliated entities to furnish brokerage services to Portfolio Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions.  As a result, in such instances the choice of broker, market maker or counterparty made by a Portfolio Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm's length.

Proprietary Investment Strategies.  The Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Advisors or the Funds.  The Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds.  These strategies may involve risks that are not anticipated by the Managers, the Advisors or the Funds.

Prime Brokers and Custodians.  Under the arrangements between the Portfolio Funds and their prime brokers and custodians, the prime brokers and custodians will have rights to identify as collateral, to rehypothecate or to otherwise use for their own purposes assets held by them for the Portfolio Funds from time to time.  Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian.  Similarly, any cash of the Portfolio Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of the Financial Services Authority or equivalent rules of other regulators to which such prime broker or custodian may be subject.  Accordingly, the cash of the Portfolio Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians.  Consequently, Portfolio Funds may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full.  The inability of Portfolio Funds to recover such cash could have a material adverse effect on the Funds' performance and returns to Members.  For example, the recent placement of Lehman Brothers Holdings Inc. into administration has materially and adversely affected the operations of funds that used Lehman Brothers Holdings Inc. as a prime broker.

Side Letters and Other Agreements.  Managers and Portfolio Funds may enter into separate agreements with certain of their investors, such as those affiliated with Managers or Portfolio Funds or those deemed to involve a significant or strategic relationship.  Such agreements may provide more beneficial terms to investors other than the Funds by waiving certain terms or allowing such investors to invest on different terms than those on which the Funds have invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), "most favored nation" clauses and disclosure of certain information.  Under certain circumstances, these agreements could create preferences or priorities for such investors.  For example, Portfolio Funds may offer certain of its investors additional or different information and reporting than that offered to the Funds.  Such information may provide the recipient greater insights into the Portfolio Fund's activities as compared to the Funds in their capacity as investors in such Portfolio Fund, thereby enhancing the recipient's ability to make investment decisions with respect to the Portfolio Fund and enabling such investor to make more informed decisions than the Funds about redeeming from the Portfolio Fund.  Any resulting redemption could force the Portfolio Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Funds as the remaining investor in the relevant Portfolio Fund.

The Advisors may in certain circumstances attempt to negotiate separate agreements with Managers or Portfolio Funds to which it allocates the Funds' capital.  No assurance can be given that any such agreement, if entered into, will be respected by the applicable Manager or Portfolio Fund or that such agreement would be enforceable in accordance with its terms.  Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with a Manager or other considerations will result in differences between the Funds and a Manager's other clients in terms of the availability of the benefits of any such agreements.  Furthermore, there may be circumstances where the benefit provided cannot be exercised by all clients simultaneously or where one client directly or indirectly receives a greater benefit due to the participation by another client.  In addition, although the Advisors may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms.

Performance Fees and Management Fees.  Managers may receive compensation calculated by reference to the performance of the Portfolio Funds managed by them.  Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.  In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Portfolio Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.  Furthermore, Managers may receive compensation calculated by reference to their assets under management.  Such compensation arrangements may create an incentive to increase their assets under management regardless of their ability to effectively and optimally invest them.

Multiple Levels of Expense.  The Funds and Portfolio Funds impose management fees and some Portfolio Funds may also charge performance fees.  In addition to a fixed management fee, Managers typically will also be paid or allocated amounts based upon a share of the profits of the Portfolio Fund.  Managers of such Portfolio Funds may receive substantially higher payments than would otherwise be the case under alternative arrangements.  Other service providers of Portfolio Funds will normally be compensated or will receive allocations on terms that may include fixed and/or performance-based fees or allocations.  As a result, the Funds, and indirectly Members, will pay multiple investment management and other service provider fees.  In addition to the fees paid indirectly by the Funds to the Manager, fees paid in relation to Portfolio Funds will generally, for fixed fees, if applicable, range from 1% to 2% per annum of the average net asset value of the Portfolio Funds, and performance fees or allocations are likely to range from 20% to 25% of the net capital appreciation in the Portfolio Funds for the relevant performance fee measurement period.  Moreover, an investor in the Funds bears a proportionate share of the expenses of the Funds and, indirectly, similar expenses of the Portfolio Funds.  Investors could avoid the additional level of fees and expenses of the Funds by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  Performance figures issued by the Funds and stated performance targets will be net of these fees and expenses.

Effect of Funds' Repurchases on Diversification of Portfolio Funds.  Although the Funds plan to seek diversification in the investment of its assets, if the Directors elect to offer to repurchase Interests, and as a result, a significant number of Interests are tendered, the Funds may not be able to satisfy such repurchase requests from a variety of their Portfolio Funds and thus may be required to make disproportionate redemptions from select Portfolio Funds, resulting in a temporary imbalance in the Funds' diversification strategy.

Capacity Limitations of Portfolio Funds.  Portfolio Funds may place limitations on the amount of, or number of persons whose, money they will manage.  In addition, new rules and regulations may result in additional limitations or restrictions being placed by Managers on the types of investors or assets that Portfolio Funds may accept.  Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Funds or Other BlackRock Funds and therefore result in differences in portfolio composition.  Any such restrictions or limitations could prevent the Advisors from allocating assets of the Funds to certain Managers and Portfolio Funds with which the Advisors would otherwise like to invest.  In addition, when capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Funds or Other BlackRock Funds, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions.  Moreover, in the case of Portfolio Funds that generally are not accepting new investments, if the Advisors determine, in the ordinary course of managing the Funds' assets, that it would be in the Funds' best interests to change the Funds' exposure to such Portfolio Funds, the Advisors may, in its sole and absolute discretion and subject to applicable law, reallocate such Portfolio Funds (in whole or in part) from or to, as the case may be, Other BlackRock Funds.

If the Advisors' ability to make allocations to Managers or Portfolio Funds is limited or restricted, the Funds' investment objectives, and thus their returns, could be negatively impacted.  Furthermore, because of these capacity limitations, it is likely that the Funds' portfolio and the portfolios of Other BlackRock Funds will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar.  These distinctions will result in differences in portfolio performance.

Portfolio Valuation.  The Funds value their Portfolio Funds at fair value.  Interests in Portfolio Funds generally will be valued at estimated prices provided to the Funds by the Manager (or administrator) of the relevant Portfolio Fund based on interim unaudited financial statements.  Such estimates may be subject to little independent verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles.  In addition, these entities may not provide estimates of the value of Portfolio Funds, or may do so irregularly, with the result that the values of such investments may be estimated by and at the discretion of the Administrator.  Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value.  Because of overall size, concentration in particular markets and maturities of positions held by the Funds through the Portfolio Funds, the value at which their investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Funds.  In addition, the timing of liquidations may also affect the values obtained on liquidation.  Securities held by Portfolio Funds may routinely trade with bid-offer spreads that may be significant.  In addition, the Portfolio Funds may hold loans or privately placed securities for which no public market exists.  Accordingly, the values of Portfolio Funds provided to the Funds may be subject to an upward or downward adjustment based on information reasonably available at that time or following the auditing of Portfolio Funds' financial records.  There can therefore be no guarantee that the Funds' investments could ultimately be realized at the Funds' valuation of such investments.

Because of the inherent uncertainty of valuation, the estimated value of Portfolio Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material.

In the event that a price or valuation estimate accepted by the Funds in relation to an underlying investment subsequently proves to be incorrect or varies from the final published price, no adjustment to any previously published NAV will be made.

Furthermore, when market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations.  These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances.  In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Portfolio Funds.

Furthermore, the Managers will generally face a conflict of interest in providing valuations to the Funds since such valuations will affect the compensation of the Managers.

The Funds will pay repurchase proceeds in connection with the operation of periodic tender offers, as well as calculate fees, on the basis of these net asset valuations.  As a result, if a Member's Interests are repurchased by the Funds, subsequent valuation adjustments to Portfolio Funds may occur and there is a risk that the tendering Member may receive an amount upon repurchase that is greater or less than the amount such Member would have been entitled to receive on the basis of the adjusted valuation.  In the event that subsequent adjustments result in an overpayment in connection with a tender offer, the remaining Members will bear the risk of such overpayment.  More specifically, to the extent such subsequently adjusted valuations from Portfolio Funds adversely affect the Funds' NAVs, or to the extent the Funds are required to reimburse Portfolio Funds for any overpayment with respect to redemption proceeds paid by the Portfolio Fund to the Funds, the Funds will be adversely affected to the benefit of Members whose Interests had previously been repurchased.  Conversely, any increases in the NAVs resulting from such subsequently adjusted valuations generally will be entirely for the benefit of current Members and to the detriment of Members who tendered pursuant to a tender offer at an NAV lower than the adjusted amount.  Finally, the fees payable to the Advisors, and the management and performance fees payable to Managers, generally will not be reduced or subject to rebate, unless adjusted as the result of an audit.  See "Calculation of Net Asset Value; Valuation."

Portfolio Funds may include "side pockets," which are accounts used by Managers to separate illiquid assets from other more liquid investments.  Managers may not mark-to-market such side pockets, but instead value them at cost until realization.  To the extent such investments are held in Portfolio Funds but not realized until after a Member has tendered Interests pursuant to the periodic tender offers, the tendering Member may not benefit from a "side pocket's" full realized value, or conversely, the remaining Members may bear some or all of the losses on a "side pocket" investment.

Ownership of Underlying Investments.  When deciding whether to invest, or continue investing in, Portfolio Funds, the Advisors carry out no independent investigation of the ownership of the assets of the Portfolio Fund or the administrator to the Portfolio Fund.  Instead the Advisors rely on audited accounts and other financial information provided to it by the Portfolio Fund.  In the event that Portfolio Funds do not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Funds to achieve their investment objectives.

Disposition of Securities of Portfolio Funds.  In connection with the disposition of securities of Portfolio Funds, the Funds may be required to make representations about the business and financial affairs of the relevant Portfolio Fund typical of those made in connection with the sale of any security or business.  The Funds may also be required to indemnify the purchasers of such securities of the Portfolio Fund to the extent that any such representation turns out to be inaccurate.  These arrangements may result in contingent liabilities, which may ultimately have to be funded by the Funds.

Currency Hedging.  Where Portfolio Funds offers shares denominated in currencies other than the US Dollar, the Portfolio Fund may endeavor to hedge its exposure to such currency.  The Funds will have no control over the manner in which such Portfolio Fund accounts for the profits, losses, and expenses associated with such hedging activities.  It is possible that there could be cross liability among all classes of shares of such Portfolio Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses.  As a result, the performance of such Portfolio Fund (and, thus, the performance of the Funds) could be adversely affected.  The Funds themselves may also engage in currency hedging.  For additional information on the Funds' use of currency hedging, see "General Risks – Risks Related to Strategic Transactions – Hedging Transactions."

Increasing Size and Maturity of Hedge Fund Markets.  The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty.  The growth in the number of hedge funds and assets managed by such funds, together with the increase in other market participants (such as the proprietary desks of investment banks) may reduce the opportunities available for the Advisors and the Managers to make certain investments or adversely affect the terms upon which investments can be made.  This could reduce the ability of the Funds to generate returns and/or reduce the quantum of these returns.  Historic opportunities for some or all hedge fund strategies may be eroded over time while structural and/or cyclical factors may reduce opportunities for the Advisors and the Managers temporarily or permanently.

In addition, it is possible that the Funds may have exposure to the same investment or securities through more than one Portfolio Fund.  Furthermore, the applicable Managers could take opposing positions with respect to such securities and thus the Funds' exposure to such underlying security or investment could move against each other.

Non-US Exchange Risk Exposure.  Although Portfolio Funds are typically denominated in US Dollars, certain Portfolio Funds may invest in securities denominated, and may receive a portion of their income and gains, in currencies other than the US Dollar.  A reduction in the value of such other currencies relative to the US Dollar prior to conversion into US Dollars, as applicable, would adversely affect the NAV of the Portfolio Fund and correspondingly, the NAV of the Funds.  The Funds do not expect to hedge the exchange exposure related to any Portfolio Funds.  To the extent that the Managers themselves seek to hedge non-US exchange risk exposure, they may not be able to do so.

Leveraging by Portfolio Funds.  Portfolio Funds may engage in various forms of leverage, and the Funds do not limit the use of leverage by individual Portfolio Funds or Portfolio Funds in the aggregate.  Leverage can be employed in a variety of ways including direct borrowing, margining (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), short selling and the use of futures, warrants, options and other derivative products.  To the extent that a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed.  If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of a Portfolio Fund's (and therefore the Funds') net assets will decrease.  The use of leverage by the Portfolio Funds can substantially increase the adverse impact of risks to which an investment in the Funds may be subject.

The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to such Portfolio Funds could result in a substantial loss to the Funds, which would be greater than if the Portfolio Funds were not leveraged.  As a result, if the Funds' losses with respect to any Portfolio Fund were to exceed the amount of capital invested in that Portfolio Fund, the Funds could lose their entire investment.  Leverage increases the risk and volatility of Portfolio Funds and, as a consequence the Funds' risk and volatility.  To the extent that Portfolio Funds use leverage, the rates at which they can borrow will affect their returns.  In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund, and therefore the losses incurred by Funds.

In addition, the Funds themselves may enter into leverage transactions.  Leverage transactions by the Funds would be in addition to any leverage transactions of Portfolio Funds and are not limited by the amount, if any, by which Portfolio Funds are leveraged or by leverage incurred by the Funds in connection with their currency hedging transactions, if any.

Use of Financing Arrangements by Portfolio Funds.  A number of Portfolio Funds depend upon the availability of credit to finance their investment strategies.  The prime brokers, banks and dealers that may provide financing to Portfolio Funds can apply essentially discretionary margin or other valuation policies.  Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers.  These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time.  For additional information regarding recent events affecting the availability of financing, see "General Risks – Risks Related to Direct Investments in Securities – Recent Events."

Brokerage Commissions and Transaction Costs.  In selecting brokers or counterparties to effect portfolio transactions, Portfolio Funds will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided.  Such products and services generally may be of benefit to the Portfolio Funds in question or to other clients of the relevant Manager but may not directly relate to transactions executed on behalf of such Portfolio Fund.  Accordingly, if the Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Portfolio Funds may pay an amount greater than that charged by another entity.  Moreover, if a Manager enters into "soft dollar" arrangements, there can be no assurance that such Manager will comply with the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934 ("Section 28(e)"), which provides parameters for the use of soft or commission dollars to obtain "brokerage and research" services.  Although disclosure of the use of "soft dollars" is generally sufficient to avoid legal risk under US federal law, there may still be legal risk to the Manager under US state law if "soft dollars" are used to pay for services not covered under the Section 28(e) safe harbor.

Managers may use "soft dollars" to acquire a variety of research, brokerage and other investment-related services, for example, research on market trends, reports on the economy, industries, sectors and individual companies or issuers; credit analyses; technical and statistical studies and information; accounting and tax law interpretations; political analyses; reports on legal developments affecting Portfolio Funds; information on technical market actions; and financial and market database services.  Some may acquire goods or services outside of Section 28(e) that others would otherwise be considered manager overhead.  The use of "soft dollars" by Managers to pay for items not covered under the Section 28(e) safe harbor creates a conflict of interest between the Manager and the Portfolio Fund to the extent that such items benefits primarily or exclusively the Manager or its other clients rather than the Portfolio Fund.  In addition, the availability of non-monetary benefits not covered under the Section 28(e) safe harbor may influence the selection of brokers by the Manager.  These conflicts of interest may have a detrimental effect on the Portfolio Fund and ultimately the Funds.

Concentration of Investment Portfolio.  Because Portfolio Funds may have the ability to concentrate their investments by investing an unlimited amount of its assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Portfolio Fund, and correspondingly on the Funds, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Portfolio Fund were not permitted to concentrate its investments to such an extent.  By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, Portfolio Funds will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.  Moreover, a number of Portfolio Funds might accumulate positions in the same or related investment at the same time, compounding such risk.  In addition, the Funds are permitted to make direct investments, including, without limitation, in single security positions.  It is possible for the Funds to have a portion of their assets concentrated in a single issuer or security, and thus be subject to a similar concentration risk.

Investment Strategies.  Certain of the Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Portfolio Funds' performance, risk levels, and/or market correlation.  There can be no assurance that any Manager will have success in achieving any goal related to such practices.  The Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of a Manager's trading activities will depend on, among other things, the Manager's ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets.  Identification and exploitation of the investment strategies to be pursued by a Manager involve a high degree of uncertainty.  No assurance can be given that the Managers will be able to locate suitable investment opportunities in which to deploy all their capital.  A reduction in the volatility and pricing inefficiency of the markets in which a Manager may seek to invest, as well as other market factors, will reduce the scope for a Manager's investment strategies.

Risks Related to Strategic Transactions

This section discusses risks relating to the types of Strategic Transactions that are expected to be made by the Funds or by the Portfolio Funds.  It is possible that Portfolio Funds or the Funds will engage in a Strategic Transaction that is not described below, and any such Strategic Transaction will be subject to its own particular risks.  Furthermore, Strategic Transactions involve counterparty risk, i.e., the risk that the counterparty fails to fulfill its contractual obligations under the terms of the instrument, and such instrument may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor, which is described in more detail in "General Risks – Risks Related to Direct Investments in Securities – Counterparty Risk."  For purposes of this discussion, risks related to the activities of the Advisors and the Funds should generally be interpreted to include the activities of Managers and Portfolio Funds.

General.  Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell. Contractual asymmetries and inefficiencies can also increase risk, such as break clauses, whereby a counterparty can terminate a transaction on the basis of a certain reduction in NAV of the Funds, incorrect collateral calls or delays in collateral recovery.  Additionally, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Funds for investment purposes.  Successful use by the Funds of Strategic Transactions is subject to the Advisors' ability to predict correctly movements in the direction of the price of the underlying asset.

Strategic Transactions can be highly volatile and expose the Funds to a high risk of loss.  The low initial margin deposits normally required to establish a position in such instruments permit a high degree of leverage.  As a result, depending on the type of instrument, a relatively small movement in the price of a contract or the underlying securities may result in a profit or a loss which is high in proportion to the amount of funds actually placed as initial margin and may result in further loss exceeding any margin deposited.

In addition, Strategic Transactions will likely be highly illiquid.  Daily limits on price fluctuations and speculative position limits on exchanges may prevent prompt liquidation of positions resulting in potentially greater losses.  It is possible that the Funds will not be able to terminate a Strategic Transaction prior to its expiration date or that the penalties associated with such a termination might impact the performance of the Funds in a material adverse manner.

Some derivatives markets are, in general, relatively new markets and there are uncertainties as to how these markets will perform during periods of unusual price volatility or instability, market liquidity or credit distress.  For example, the swaps market is a relatively new market and is largely unregulated.  Documentation, clearance and settlement practices generally in the market have been the subject of regulatory and industry concerns.

When the Funds use Strategic Transactions as an investment instrument rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  Therefore, the Funds will be directly exposed to the risks of that derivative.  While derivatives used for hedging purposes can reduce or eliminate losses, such use can also reduce or eliminate gains.

Hedging Transactions.  The Funds may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

When engaging in a hedging transaction, the Funds may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged.  Such an imperfect correlation may prevent the Funds from achieving the intended hedge or expose the Funds to a risk of loss.  The Funds may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk.  It may not be possible for the Funds to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Funds from the decline in value of the portfolio positions anticipated as a result of such change.  The Funds may also be restricted in their ability to effectively manage the portion of their assets that are segregated to cover their obligations.  In addition, it may not be possible to hedge at all against certain risks.

Option Transactions.  The Funds may engage in option transactions.  The purchase or sale of an option involves the payment or receipt of a premium payment by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period.  Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium.  Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security in excess of the premium payment received.  The writer of a covered call option also gives up the opportunity for gain on the underlying security above the exercise price of the call.  The writer of a call option that is not covered assumes the additional risk that it will be required to satisfy its obligation to the buyer of the call option by making an open-market purchase of the underlying securities on unfavorable terms.

Commodity and Financial Futures Contracts.  Although the Funds do not invest directly in commodities, the Funds may invest in financial futures contracts and in options thereon.  The Funds may also be subject to risks related to a direct investment in commodities through their investments in Portfolio Funds.  Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account.  As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor.  In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the "daily limit."  Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Funds are willing to effect trades at or within the limit, which may hinder the ability of the Funds to trade.

The profitability of such an investment depends on the ability of the Advisors to analyze correctly the commodity markets, which are influenced by, among other things, changing supply and demand relationships, weather, changes in interest rates, trade policies, world political and economic events, and other unforeseen events.  Such events could result in large market movements and volatile market conditions and create the risk of significant loss.  A variety of possible actions by various government agencies can also inhibit profitability or can result in loss.  In addition, activities by the major power producers can have a profound effect on spot prices which can, in turn, substantially affect derivative prices, as well as the liquidity of such markets.  Moreover, investments in commodity and financial futures and options contracts involve additional risks including, without limitation, leverage (margin is usually only 5-15 percent of the face value of the contract and exposure can be nearly unlimited).  The CFTC and futures exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in particular commodity or financial futures contracts.  All of the positions held by all accounts owned or controlled by the Funds will be aggregated for the purposes of determining compliance with position limits.  It is possible that positions held by the Funds may have to be liquidated in order to avoid exceeding such limits.  Such modification or liquidation, if required, could adversely affect the operations and profitability of the Funds.

Futures Transactions.  The Funds may invest in commodity futures contracts and in options thereon in a variety of countries and exchanges including those in less established markets.  This is the case even if the exchange is formally "linked" to a more established exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange.  The activities of such exchanges, including the execution, delivery and clearing of transactions on such an exchange may be subject to a lesser degree of control and enforcement than more established markets.  Moreover, such laws or regulations will vary depending on the country in which the transaction occurs.  In addition, funds received from the Funds to margin futures transactions may not be provided the same protections as funds received to margin futures transactions on established exchanges.

The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by the Funds due to unusually high trading volume, political intervention or other factors.  Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Advisors would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Funds.

Failure of Futures Commission Merchants.  Under the U.S. Commodity Exchange Act, futures commission merchants are required to maintain customers' assets in a segregated account.  Such requirements may also be found in other jurisdictions in which Portfolio Funds are organized.  To the extent that the Funds engage in futures and options contract trading and the futures commission merchants with whom the Funds maintain accounts fail to so segregate the assets of the Funds, the Funds will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants.  In certain circumstances, the Funds might be able to recover, even in respect of property specifically traceable to the Funds, only a pro rata share of all property available for distribution to customers of a bankrupt futures commission merchant.

Forward Contracts.  The Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.  The Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns).  Forward contracts are transactions involving the Funds' obligation to purchase or sell a specific instrument at a future date at a specified price.  Forward contracts may be used by the Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Advisors anticipate purchasing or selling a foreign security.  For example, this technique would allow the Funds to "lock in" the U.S. dollar price of the security for the Funds.  Forward contracts may also be used to attempt to protect the value of the Funds' existing holdings of foreign securities.  Forward contracts may also be used for non-hedging purposes to pursue the Funds' investment objectives, such as when the Advisors anticipate that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Funds' portfolio.  There is no requirement that the Funds hedge all or any portion of their exposure to foreign currency risks.

Swap Agreements.  The Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements.  The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Funds' exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if the Funds agree to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Funds' exposure to U.S. interest rates and increase their exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Funds' portfolio.

Most swap agreements entered into by the Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Funds' current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make.  If the other party to a swap defaults, the Funds' risk of loss consists of the net amount of payments that the Funds contractually are entitled to receive.  If a swap agreement calls for payments by the Funds, they must be prepared to make such payments when due.  In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Funds.  In addition, swap agreements may be subject to new or increased government regulation as discussed in "General Risks – Risks Related to the Investment Strategy – Government Intervention in Financial Markets" and the effects of such regulation cannot be predicted.

Synthetic Participation in a Portfolio Fund.  The Advisors may utilize Strategic Transactions to replicate, modify or replace the economic attributes associated with Portfolio Funds.  The Funds may be exposed to additional risks if the Advisors use Strategic Transactions as a means to implement synthetically the Fund's investment strategies with respect to Portfolio Funds.  If the Funds enter into a Strategic Transaction whereby they agree to receive the return of a Portfolio Fund, they typically will contract to receive such returns for a predetermined period of time.  During such period, the Funds may not have the ability to increase or decrease their exposure.  In addition, such Strategic Transactions will likely be highly illiquid, and it is possible that the Funds will not be able to terminate such Strategic Transactions prior to their expiration date or that the penalties associated with such a termination might impact the Funds' performance in a materially adverse manner.  Furthermore, Strategic Transactions typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events.  Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty.  If a termination were to occur, the Funds' return could be adversely affected as they would lose the benefit of the indirect exposure to the reference securities, and they may incur significant termination expenses.

In the event the Funds seek to participate in a Portfolio Fund through the use of such Strategic Transactions, the Funds would not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Portfolio Fund.  Accordingly, the Funds would not participate in matters submitted to a vote of the investors in such Portfolio Fund.  In addition, the Funds would not receive all of the information and investors' reports that the Funds would receive in connection with a direct investment in the Portfolio Fund.  Further, the Funds would pay the counterparty to any such Strategic Transaction structuring fees and ongoing transaction fees, which will reduce the investment performance of the Funds.  Finally, certain tax aspects of such customized derivative instruments are uncertain and, if the Funds' tax treatment of such instruments is challenged successfully by tax or other regulatory authorities in the applicable country or jurisdiction, a Member's return could be adversely affected.  The Funds have not obtained any opinion or other advice with respect to tax consequences in the United States or any other jurisdiction relating to the Funds or an investment therein with respect to such Strategic Transactions.

Structured Securities.  The Funds may invest in structured securities including CDOs, CBOs CLOs, structured notes, credit-linked notes and other types of structured products.   Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a "Reference") or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference.  Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.  Recent market conditions have magnified the risks related to an investment in structured securities, including greater volatility, increased lack of liquidity and significant losses in value.  The Advisor may not be able to accurately predict the value of structured securities or the direction of the structured securities market, resulting in losses to the Funds.

Certain structured products may be thinly traded or have a limited trading market.  CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CBOs, CLOs and CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including, but not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk.  Where the Funds' investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

When-Issued and Forward Commitment Securities.  The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis for hedging or speculative purposes.  These transactions involve a commitment by the Funds to purchase or sell securities at a future date (ordinarily at least one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Funds.  When-issued securities and forward commitments may be sold prior to the settlement date.  If the Funds dispose of their right to acquire a when-issued security prior to their acquisition or dispose of their right to deliver or receive against a forward commitment, they may incur a gain or loss.

Off-Exchange Transactions.  Certain Strategic Transactions, such as spot and forward contracts and options thereon may not be traded on any exchange ("off-exchange transactions"), and banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The Funds may enter into such off-exchange transactions.  Off-exchange transactions are not regulated, and contracts related to such off-exchange transactions are not guaranteed by an exchange or clearing house.  Consequently, trading in these contracts is subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk that a counterparty will default on an obligation.  The counterparties will typically not be required to post collateral.  Off-exchange transactions are also subject to legal risks, such as the legal incapacity of counterparty to enter into a particular contract or the declaration of a class of contracts as being illegal or unenforceable.

Legal or Regulatory Risks.  Strategic Transactions may be subject to additional legal or regulatory risks, including changing applicable laws and regulations, developing or differing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities.  The regulatory and tax environment for derivative and related instruments is evolving and may be subject to government or judicial action which may adversely affect the value of investments held by the Funds.  The effect of any future regulatory or tax change on the Funds is impossible to predict but could be substantial and adverse.

Limits of Risk Disclosure

The above discussion relates to various risks associated with the Funds, the Interests, the Investment Strategy, Portfolio Funds and Strategic Transactions and is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Funds.  Prospective investors should read this entire Prospectus and the applicable LLC Agreement and should consult with their own advisors before deciding whether to invest in the Funds.  In addition, as the Funds' investment program or market conditions change or develop over time, an investment in the Funds may be subject to risk factors not currently contemplated or described in this Prospectus.

The financial markets continue to evolve and financial products continue to be developed.  The Funds reserve the right to invest in new financial products as they are developed or become more widely accepted.  As with any new financial product, these products will entail risks, including risks to which the Funds currently are not subject.

MANAGEMENT OF THE FUNDS

Advisor and Sub-Advisor

BlackRock Advisors, LLC (the "Advisor") is the Funds' investment advisor.  BlackRock Financial Management, Inc. (the "Sub-Advisor," together with the Advisor, the "Advisors"), is the Funds' sub-advisor.  The Advisors will provide certain day-to-day investment management services to the Funds and investor services to Members.

The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at 40 East 52 Street, New York, New York 10022, are wholly-owned subsidiaries of BlackRock.  BlackRock is one of the world's largest publicly-traded investment management firms.  As of September 30, 2008, BlackRock's assets under management were approximately $1.26 trillion.  BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products.  In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

BlackRock has over 20 years of experience managing closed-end products and, as of September 30, 2008, advised a registered closed-end family of 107 active funds with approximately $38.7 billion in assets.  BlackRock and its affiliated entities had $71.3 billion in alternative assets under management as of September 30, 2008, including $28 billion of assets across more than 100 fund-of-funds products.  Headquartered in New York City, BlackRock has over 5,800 employees in 22 countries and a major presence in key global markets, including the United States, Europe, Asia, Australia and the Middle East.

Investment Management Agreements and Sub-Investment Advisory Agreements

Each Feeder Fund is a party to a separate Investment Management Agreement with the Master Fund and the Advisor (each, an "Investment Management Agreement") and a separate Sub-Investment Advisory Agreement with the Master Fund, the Advisor, and the Sub-Advisor (each, a "Sub-Advisory Agreement" and the Sub-Advisory Agreements together with the Investment Management Agreements, the "Advisory Agreements").  Pursuant to the Advisory Agreements, the Advisors will provide the Funds with ongoing investment guidance, policy direction and monitoring of the Funds, subject to the general supervision of the Board (and the supervision of the Advisor with respect to the services provided by the Sub-Advisor), and in accordance with the investment objectives, policies, and restrictions of the Funds; buy, retain and sell the Funds' portfolio investments; select brokers or dealers to execute transactions; provide investment research; maintain or cause to be maintained all required books, records, and reports and other information required for the proper operation of the Funds; and furnish all other services required in connection with management of the Funds.  In addition, the Sub-Advisory Agreements provide that the Sub-Advisor will, subject to the Board's and the Advisor's oversight, assist the Advisor in determining what portion of each Fund's assets will be invested in cash, cash equivalents and money market instruments and place orders for all purchases and sales of such investments; and provide certain administrative services under the Investment Management Agreement at the Advisor's request.

Each of the Advisory Agreements was approved by the applicable Fund Board, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, of the Funds or the Advisors (the "Independent Directors"), at a meeting held on September 12, 2008.  The Investment Management Agreements provide that the Funds will pay a management fee at an annual rate equal to 2.00% of their average net assets, accrued monthly and payable quarterly in arrears.  The Feeder Funds, however, will not pay a fee to the Advisor so long as the Feeder Funds invest through the Master Fund.

The Advisor will also provide ongoing investor services to investors in the Funds either directly or through financial intermediaries.  These investor services may include, but are not limited to: (i) handling inquiries from investors regarding the Funds, including but not limited to questions concerning their investments in the Funds, capital account balances, tender offers and reports and tax information provided by the Funds; (ii) assisting in the enhancement of communications between investors and the Funds; (iii) assisting in the establishment and maintenance of investors' accounts with the Funds and maintaining related records; (iv) receiving, aggregating and processing purchase and repurchase transactions; (v) assisting in the preparation of reports and transaction statements to investors;  (vi) providing sub-accounting services for Interests held beneficially; (vii) forwarding reports of the Funds and other information to investors; (viii) receiving, tabulating and transmitting proxies; and (ix) providing such other information and investor services as may be reasonably requested by the Funds.  The Advisor may, out of its own assets, pay financial intermediaries for providing distribution services an annual amount expected to range between     % to     % of the average month-end NAV of the Interests owned by the financial intermediary's customers.  Any such payments to financial intermediaries are anticipated to begin as of the 13th month following the commencement of the continuous offering of Interests.  In addition, the Adivsor may, out of its own assets, pay financial intermediaries in connection with the provision of investor services an annual amount equal to     % of the NAV of the Interests purchased by the financial intermediary's customers.  It is anticipated that Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), an affiliate of the Advisor, will serve as the initial financial intermediary.

Each Feeder Fund has entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses below 0.50% of the respective Feeder Fund's average net assets (the "Expense Cap").  Expenses borne by the Advisor are subject to reimbursement by the respective Feeder Fund up to five years from the date the Advisor paid the expense, but no reimbursement will be made by a Feeder Fund at any time if it would result in its covered expenses exceeding the Expense Cap.  Expenses covered by the Expense Cap include all of a Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Cayman Company or the Master Fund level) other than (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Cayman Company or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses incurred by a Portfolio Fund, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, and (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's business (including, without limitation, litigation expenses).

Each of the Advisory Agreements will continue in effect for a period of two years from their effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Funds' Board or the vote of a majority of the securities of the Funds at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.  An Investment Management Agreement may be terminated at any time, without the payment of any penalty, by the applicable Fund (upon the vote of a majority of such Fund's Board or a majority of the outstanding voting securities of such Fund) or by the Advisor, upon 60 days' written notice by a party to the other parties, which notice can be waived by the non-terminating parties.  A Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the applicable Fund (upon the vote of a majority of such Fund's Board or a majority of the outstanding voting securities of such Fund), by the Advisor, or by the Sub-Advisor, upon 60 days' written notice by a party to the other parties, which notice can be waived by the non-terminating parties.  A Sub-Advisory Agreement will terminate automatically upon any termination of the Investment Management Agreement among the applicable Funds and the Advisor.  Each of the Advisory Agreements will also terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder).

The Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations thereunder, the Advisors are not liable to the Funds or any of the Funds' shareholders for any act or omission by the Advisors in the supervision or management of their respective investment activities or for any loss sustained by the Funds or the Members and provides for indemnification by the Funds of the Advisor under the Investment Management Agreements, and the Sub-Advisor under the Sub-Advisory Agreements, and their respective directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Funds, subject to certain limitations and conditions.

The Advisors will devote such time and effort to the business of the Funds as is reasonably necessary to perform their duties to the Funds.  However, the services of the Advisors are not exclusive, and the Advisors provide similar services to other investment companies and other clients and may engage in other activities.

Certain affiliates of the Advisors may provide services to the Portfolio Funds in compliance with applicable law.  See "Conflicts of Interest."

Matters Considered by the Board

A discussion regarding the basis for the approval by each Fund's Board, including the Independent Directors, of its Investment Management Agreement and its Sub-Investment Advisory Agreement will be available in the Fund's report to Members for the period ending March 31, 2009.

Directors and Officers

Each Fund's Board has overall responsibility for monitoring and overseeing each Fund's investment program and its management and operations.  The initial directors of each Fund ("Directors") have each been ratified by the Fund's initial Member.  Any vacancy on the Board may be filled by the remaining Directors of such Board, except to the extent the 1940 Act requires the election of Directors by the Members.  There are 13 Directors on the Board, a majority of whom are Independent Directors.  The Board exercises the same powers, authority and responsibilities on behalf of the Funds as are customarily exercised by the directors of an investment company organized as a corporation and registered under the 1940 Act.  To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of the Funds, the Advisors or any committee of the Board.  Directors will not contribute to the capital of the Funds in their capacity as Directors, but may subscribe for Interests as members, subject to the eligibility requirements described in this Prospectus.

Each Director serves for an indefinite term or until he or she reaches mandatory retirement age as established by the Board or in the event of death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office.  The Board appoint officers of the Funds who are responsible for the Funds' day-to-day business decisions based on policies set by the Board.  The officers serve at the pleasure of the Board.

The Directors and officers of the Funds may also be directors or officers of some or all of the other registered closed-end investment companies managed by the Advisors or their affiliates (the "Fund Complex").  The table below shows, for each Director and executive officer, his or her full name, age, the position held with the Funds, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other public directorships held by such Director.  The business address of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809.

Effective January 1, 2009, Robert S. Salomon, Jr. will resign from the Board. Mr. Salomon will have served as a director of the Funds since September 2008 and, at the time of his resignation, served on the Audit Committee.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office (1) and Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

NON-INTERESTED DIRECTORS
G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2008
Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham College since 1981; Board of Trustees, University of
				111 Funds 108 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office (1) and Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 2008
Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Chairman and Trustee, Educational Testing Service since 1997; Director, The Fremont Group since 1996; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				111 Funds 108 Portfolios	Arch Chemical (chemical and allied products)

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director And Member of the Audit Committee	Since 2008	Consultant/Investor since 1988.	111 Funds 108 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 2008
Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				111 Funds 108 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2008
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital since 2000; Member of the Corporation of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (healthcare) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002; Formerly Director of Bell South (communications) from 1998 to 2006; Formerly Director of Ionics (water purification) from 1992 to 2005; Formerly Director of John Hancock Financial Services from 1994 to 2003; Formerly Director of Knight Ridder (media) from 1998 to 2006.
				111 Funds 108 Portfolios	The McClatchy Company (publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2008	Formerly Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	111 Funds 108 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office (1) and Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2008	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	111 Funds 108 Portfolios	BlackRock-Kelso Capital Corp.

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2008
Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School's Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.
				111 Funds 108 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Metropolitan Life Insurance Company (insurance); Information Services Group (media/technology)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	Since 2008
Mizuho Financial Group Professor of Finance, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.
				111 Funds 108 Portfolios	None

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2008
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.
				111 Funds 108 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

Robert S. Salomon, Jr. 40 East 52nd Street New York, NY 10022 1936	Director and Member of Audit Committee	Since 2008	Formerly Principal of STI Management LLC (investment adviser) from 1994 to 2005	111 Funds 108 Portfolios	None

__________________
(1)	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office (1) and Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

INTERESTED DIRECTORS(2)

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2008
BlackRock Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.
				180 Funds 292 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2008
Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				180 Funds 292 Portfolios	None

__________________________
(1)	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
(2)	Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
FUND OFFICERS (1)

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2008
Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM.) and Fund Asset Management, L.P. ("FAM") in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2008
Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2008	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2008
Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2008
Since 2007 Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2008
Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

_____________________
(1)	Officers of the Funds serve at the pleasure of the Board.

Share Ownership

Name of Director	Dollar Range of Equity Securities in the Funds(*)	Aggregate Dollar Range of Equity Securities Overseen by Directors in the Family of Registered Investment Companies
G. Nicholas Beckwith III	$0	over $100,000
Richard E. Cavanagh	$0	over $100,000
Richard Davis	$0	over $100,000
Kent Dixon	$0	over $100,000
Frank J. Fabozzi	$0	$50,001-100,000
Kathleen F. Feldstein	$0	$10,001-50,000
James T. Flynn	$0	over $100,000
Jerrold B. Harris	$0	None
Henry Gabbay	$0	over $100,000
R. Glenn Hubbard	$0	$50,001-100,000
W. Carl Kester	$0	over $100,000
Karen P. Robards	$0	$50,001-100,000
Robert S. Salomon, Jr.	$0	None

_____________________
*
As of December 31, 2007.  The directors could not own shares in the Funds as of this date because the Funds had not yet begun investment operations.  The term "Family of Registered Investment Companies" refers to all registered investment companies advised by the Advisors or an affiliate thereof.

The Board for each Fund currently has five standing committees: an Executive Committee, an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Each Board has a standing Audit Committee comprised of Karen P. Robards, Kent Dixon, Frank J. Fabozzi, James T. Flynn, W. Carl Kester and Robert S. Salomon, Jr., each of whom is an Independent Director.  The primary purposes of each Board's Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds' independent registered public accounting firm, and the Funds' compliance with legal and regulatory requirements.  The Audit Committees review the scope of the Funds' audit, accounting and financial reporting policies and practices and internal controls.  The Audit Committees approve, and recommend to the Independent Directors for their ratification, the selection, appointment, retention or termination of the Funds' independent registered public accounting firms.  The Audit Committees also approve all audit and permissible non-audit services provided by the Funds' independent registered public accounting firms to its manager or advisor and any affiliated service providers if the engagement relates directly to the Fund's operations and financial reporting of the Fund.

Each Board has a standing Governance and Nominating Committee.  Each Governance and Nominating Committee is comprised of R. Glenn Hubbard, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and Kathleen F. Feldstein, each of whom is an Independent Director.  Each Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board, scheduling and organization of Board meetings, evaluating the structure and composition of the Board and determining compensation of the Funds' Independent Directors.  Each Governance and Nominating Committee may consider nominees recommended by a Member.  A Member who wishes to recommend a nominee should send recommendations to the Funds' Secretary and must include:

•	The name of the Member and evidence of the person's ownership of Interests in the Fund, including the number of Interests owned and the length of time of ownership; and
•
The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of a Fund and the person's consent to be named as a Director if selected by the Governance and Nominating Committee and nominated by the Board.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director/trustee if elected.  The Member's recommendation and information described above must be sent to the appropriate Fund's Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

Each Fund has a Compliance Committee composed of Kathleen F. Feldstein, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, each of whom is an Independent Director.  The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Directors in acting independently of the Advisors in pursuing the best interests of the Funds and their Members, receiving information on and, where appropriate, recommending policies concerning the Funds' compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Funds' Chief Compliance Officer.

Each Fund has a Performance Oversight Committee composed of all of the Independent Directors.  The Performance Oversight Committee acts in accordance with the Performance Oversight Committee charter.  The Performance Oversight Committee performs those functions enumerated in the Performance Oversight Committee charter, including, but not limited to, supporting the Independent Directors in acting independently of the Advisors in pursuing the best interests of the Funds and their Members, developing an understanding of and reviewing the investment objectives, policies and practices of the Funds, and reviewing with respect to the Funds: (a) whether the Funds have complied with their investment policies and restrictions as reflected in this Prospectus, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Funds' investment results.

Each Fund has an Executive Committee composed of Messrs. Cavanagh and Davis, which acts on behalf of the full Board on certain matters in the interval between meetings of the Board.

As the Funds are closed-end investment companies with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Funds to select the Funds' independent registered public accounting firm.

Prior to this offering, all of the outstanding Interests in the Feeder Funds were owned by an affiliate of the Advisors.

Independent Director Ownership of Securities

As of December 31, 2007, the Independent Directors (and their respective immediate family members) did not beneficially own securities of the Advisors or the Distributor, or an entity controlling, controlled by or under common control with the Advisors or the Distributor (not including registered investment companies).

As of December 31, 2007, as a group, Directors and officers owned less than 1% of the outstanding Interests in each Fund because the Funds are commencing their offering coincident with the date of this Prospectus.

Compensation for Directors

The fees and expenses of the Independent Directors are paid by the Funds.  The Directors who are members of the BlackRock organization receive no compensation from the Funds.  It is estimated that the Independent Directors will receive from the Funds the amounts set forth below for each Fund's calendar year ending December 31, 2007, as though the Funds have been in existence for the full calendar year:

Name of Director	Estimated Compensation from the Funds(1)	Total Compensation from the Funds and Fund Complex Paid to Board Members(1)(2)
G. Nicholas Beckwith III	$2,655	$250,000
Richard E. Cavanagh	$3,930	$370,000(4)
Kent Dixon	$2,921	$275,000(5)
Frank J. Fabozzi	$3,133	$295,000(5)(6)
Kathleen F. Feldstein	$2,868	$270,000(7)
James T. Flynn	$2,921	$275,000(5)
Jerrold B. Harris	$2,655	$250,000(5)
R. Glenn Hubbard	$2,762	$260,000(8)
W. Carl Kester	$2,921	$275,000(5)
Karen P. Robards	$3,717	$350,000(5)(9)
Robert S. Salomon, Jr.(3)	$2,921	$275,000(5)

____________________________
(1)
Of these amounts, it is anticipated that trustees Beckwith, Cavanagh, Dixon, Fabozzi, Feldstein, Flynn, Harris, Hubbard, Kester, and Robards may defer a portion of compensation paid in calendar year 2009, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2009.

(2)
Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2008 from the Fund Complex.  The Funds shall pay a pro rata portion quarterly (based on the relative net assets) of the above director/trustee fees paid by all of the funds in the Fund Complex for which they serve.

(3)	Effective January 1, 2009, Mr. Salomon will resign from the Board.
(4)	Mr. Cavanagh serves as Chair of each board of directors/trustees in the Fund Complex. For his services as Chair, Mr. Cavanagh receives $120,000 per annum by the Fund Complex.
(5)
Includes compensation for service on the Audit Committee.  Ms. Robards receives $35,000 per annum for her service as Chair of the Audit Committee and all directors/trustees on the Audit Committee, including Ms. Robards, receive $25,000 per annum for their service on the Audit Committee.

(6)	Mr. Fabozzi receives $20,000 per annum for his service as Chair of the Performance Oversight Committee.
(7)	Ms. Feldstein receives $20,000 per annum for her service as Chair of the Compliance Committee.
(8)	Mr. Hubbard receives $10,000 per annum for his service as Chair of the Governance and Nominating Committee.
(9)	Ms. Robards serves as Vice-Chair of each board of directors/trustees in the Fund Complex. For her services as Vice-Chair of the board, Ms. Robards receives $40,000 per annum by the Fund Complex.

The Independent Directors have agreed that a maximum of 50% of each Independent Board Member's total compensation paid by funds in the Fund Complex may be deferred pursuant to the Fund Complex's deferred compensation plan.  Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Fund Complex selected by the Independent Board Members.  This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Fund Complex for which they serve.  The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund.  A fund may, however, elect to invest in common shares of those funds in the Fund Complex selected by the Independent Board Members in order to match its deferred compensation obligation.

Proxy Voting Policies

The Board may delegate the voting of proxies for the Funds' portfolio securities to the Advisors pursuant to the Advisors' proxy voting guidelines; however, the Funds will reserve the right, and will not delegate responsibility to the Advisors, to vote any proxies with respect to Interests in the Master Fund.  Under these guidelines, the Advisors will vote proxies related to the Funds' portfolio securities in the best interests of the Funds and their Members.  If the Feeder Funds, as Members of the Master Fund, are asked to vote any proxy issued by the Master Fund, the Feeder Funds will poll their investors on the matter and vote the Master Fund proxy in proportion to the responses received from the Feeder Fund investors.  A copy of the Advisors' proxy voting policy is attached as Appendix A to this Prospectus.  Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) by calling (800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

Portfolio Managers

As of September 30, 2008, Philip Green managed, or was a member of the management team primarily responsible for the day-to-day management of, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	15	$788,000,000	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$757,000,000	1	$41,000,000
Other Accounts	2	$472,000,000	1	$444,000,000

BlackRock Compliance

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another.  BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.  Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Funds.  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Funds.  In this regard, it should be noted that Mr. Green currently manages certain accounts that are subject to performance fees.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with a particular investment discipline and client base.

BlackRock Portfolio Manager Compensation

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.  Compensation may include a variety of components and may vary from year to year based on a number of factors.  The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, such as its Long-Term Retention and Incentive Plan.

Base Compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.  Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Funds, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock's Chief Investment Officers determine the benchmarks against which the performance of Funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, it is anticipated that such benchmarks for the Funds will include the         index, and the Funds' Lipper peer group.

BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan ("LTIP") – The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock.  Mr. Green has received awards under the LTIP.

Deferred Compensation Program – A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.  Mr. Green has participated in the deferred compensation program.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans.  BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan ("RSP") and the BlackRock Employee Stock Purchase Plan ("ESPP").  The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm.  BlackRock contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Securities Ownership of Portfolio Managers

The Funds are newly-organized investment companies.  Accordingly, as of the date of this Prospectus, none of the portfolio managers beneficially owned any securities issued by the Funds.

PLAN OF DISTRIBUTION

Each Feeder Fund is offering Interests at an offering price equal to its then current NAV plus sales compensation of up to 3.0% as described below.  Each Feeder Fund has entered into a Distribution Agreement (the "Distribution Agreement") with BlackRock Investments, Inc. (the "Distributor"), an affiliate of the Advisors located at 40 East 52nd Street, New York, NY 10022, to provide for distribution of the Interests on a reasonable best efforts basis, subject to various conditions.  No fees are payable to the Distributor by the Funds under the Distribution Agreement.  The Distributor will enter into selling agreements with various brokers and dealers ("financial intermediaries") that have agreed to participate in the distribution of the Interests and are members of FINRA.

Generally, the minimum required initial investment by each investor is $50,000 and the minimum subsequent investment is $25,000.  Each Feeder Fund, in its sole discretion, may accept investments below these minimums.  A financial intermediary may establish higher minimum investment requirements than the Funds.  The initial closing for purchases of Interests is anticipated to be on or about                 , 2009, but may be changed by a Feeder Fund in its sole discretion.  It is the obligation of financial intermediaries to transmit orders received by them to the Distributor so they will be received in a timely manner.

Interests may be purchased only through a financial intermediary.  To make an investment in a Feeder Fund, a prospective investor must open a brokerage account with a financial intermediary.

Each Feeder Fund, acting through the Advisor and the Administrator, will have the sole right to accept orders to purchase Interests and reserves the right to reject any order in whole or in part.  The offering may be terminated by a Feeder Fund or the Distributor at any time.

No market currently exists for the Interests.  The Interests will not be listed on any national securities exchange, and the Funds do not anticipate that a secondary market will develop for the Interests.  None of the Funds, the Advisors, the Distributor or the financial intermediaries intends to make a market in the Interests.

SALES CHARGES

The Distributor has the exclusive right to distribute Interests through financial intermediaries.  The Distributor's obligation is an agency or "best efforts" arrangement under which neither the Distributor nor any financial intermediary is required to purchase any Interests.

Financial intermediaries that sell Interests may impose fees, terms and conditions on investor accounts and investments in the Feeder Funds that are in addition to the terms and conditions imposed by the Funds.  In this connection, a financial intermediary may charge an investor a sales commission of up to 3.0% of purchase price of the Interests.  No portion of this sales commission will be paid to the Distributor or any of its affiliates.  The amount of an investor's investment in the Funds will not be affected by the amount of the sales commission paid to a financial intermediary because the commission is added to the purchase price of the Interest, and not deducted from the purchase price.  The Funds will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the Interests.

As noted above, the Advisor may, out of its own assets, pay financial intermediaries for providing distribution services an annual amount expected to range between    % to    % of the average month-end NAV of the Interests owned by the financial intermediary's customers (the "Trail Fee").  In addition, the Advisor may, out of its own assets, pay financial intermediaries in connection with the provision of investor services an annual amount equal to    % of the NAV of the Interests purchased by the financial intermediary's customers (the "Service Fee").  The Trail Fee and the Service Fee will be paid quarterly in arrears.  The Trail Fee and the Service Fee may be significant in amount and the prospect of receiving such compensation may provide the recipient of the compensation or their representatives and employees with an incentive to favor sales or retention of Interests over other investment options.  The amounts of any such payments may vary among the financial intermediaries.

On the initial closing date and during the three-month period following the initial closing date, investors in BlackRock Multi-Strategy Hedge Opportunities LLC ("MSHO") and BlackRock Multi-Strategy Hedge Advantage ("MSHA") who owned shares of those funds through Merrill Lynch will be permitted to invest in the Funds without paying any sales commissions to financial intermediaries.  The Advisors, out of their own assets, will pay Merrill Lynch (but not other financial intermediaries)    % of the NAV of the Interests purchased during such period by any MSHO or MSHA investor who is a Merrill Lynch customer (the "Transition Fee").

The initial sales commission of up to 3.0% charged by the financial intermediary, the Trail Fee and the Transition Fee paid by the Advisor will not, in the aggregate, exceed   % of the aggregate gross offering proceeds from the sale of Interests.

Financial intermediaries that are members of FINRA may not accept any compensation in connection with a Feeder Fund's Interests that exceeds the underwriting compensation limit set by FINRA.  See "Distribution Agreements."

Each Feeder Fund has agreed to indemnify the Distributor and hold the Distributor harmless against, or contribute to losses arising out of, certain liabilities, including liabilities under the 1933 Act, except for any liability to the Feeder Funds or their investors to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties under its agreement with each Feeder Fund.

ADMINISTRATION, ACCOUNTING AND INVESTOR SERVICES AGREEMENTS

Each Fund has retained PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS"), whose principal business address is 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative, accounting, transfer agency and investor services to the Fund (the "Administration Agreement").  Under the terms of the Funds' Administration Agreements, PNC GIS, an affiliate of the Advisors, is responsible, directly or through its agents, for, among other things: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' NAVs; preparing the Funds' Statement's of Assets and Liabilities and Statement's of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Interests; arranging for the calculation of the issue and repurchase price of Interests; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members.

PNC GIS is paid a monthly fee at the annual rate of                  .  The Master Fund also pays PNC GIS certain fixed fees for tax preparation and other services.  PNC GIS is also reimbursed by the Master Fund for out-of-pocket expenses (including those of any third party retained to assist PNC GIS) relating to services provided to the Master Fund.  The Administration Agreement may be terminated at any time by either party generally upon not less than 120 days' written notice.

CUSTODIAN

PFPC Trust Company, a limited purpose trust company incorporated under the laws of the State of Delaware, serves as the Custodian of the assets of the Funds, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board.  Assets of the Funds are not held by the Advisors or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account.  The Custodian's principal business address is 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

ESCROW AGENT

PNC GIS serves as Escrow Agent with respect to subscriptions received from prospective investors in advance of dates when Interests may be subscribed for and monies may be transmitted to the Funds.  The Escrow Agent's principal business address is 301 Bellevue Parkway, Wilmington, Delaware 19809.

FUND EXPENSES

The Funds will pay their organizational costs in full out of the seed capital prior to completion of this offering.  The Funds will amortize their offering costs over a 12-month period.  The Funds' organizational and offering costs will be subject to the 0.50% expense cap described below.

The Funds pay all of their expenses other than those that the Advisors or an affiliate of the Advisors assumes, if any.  The expenses of the Feeder Funds (whether directly or indirectly incurred through the Offshore Fund and, in turn, the Master Fund) include, but are not limited to, all fees and expenses related to portfolio transactions and positions made in Portfolio Funds, and enforcing rights in respect of such investments; the investment management fee payable to the Advisor and the fee payable to the Administrator; brokerage commissions; interest and fees on any borrowings; Directors' fees; directors' and officers' insurance; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Master Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with tender offers and any repurchases of Interests; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Funds, all costs and charges for equipment or services used in communicating information regarding any of the Funds' or the Offshore Fund's transactions between either of the Advisors and the Custodian (or other agent engaged by any of such funds); bank services fees; expenses of preparing, printing, and distributing copies of this Prospectus, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members' meetings; expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Independent Directors; insurance premiums; and extraordinary expenses such as litigation expenses. The Master Fund may need to sell portfolio securities to pay fees and expenses, which could affect investment returns to Members of the Funds.

Each Feeder Fund has entered into an Expense Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses below 0.50% of the respective Feeder Fund's average net assets (the "Expense Cap").  Expenses borne by the Advisor are subject to reimbursement by the respective Feeder Fund up to five years from the date the Advisor paid the expense, but no reimbursement will be made by a Feeder Fund at any time if it would result in its covered expenses exceeding the Expense Cap.  Expenses covered by the Expense Cap include all of a Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Cayman Company or the Master Fund level) other than (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Cayman Company or the Master Fund, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, and (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's business (including, without limitation, litigation expenses).

If within five years following a waiver or reimbursement, the operating expenses of a Feeder Fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if:  (1) the Feeder Fund has more than $50 million in assets, (2) the Advisor or an affiliate serves as the Feeder Fund's investment adviser or administrator and (3) the Board of the Feeder Fund has approved in advance the payments to the Advisor at the previous quarterly meeting of the Board.

The Advisors bear all of their expenses and their own costs incurred in providing investment management services to the Funds, including travel and other expenses related to the selection and monitoring of Portfolio Funds.  In addition, the Advisors are responsible for the payment of the compensation and expenses of those Directors and officers of the Funds affiliated with the Advisors, and making available, without expense to the Funds, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Core Fund's organizational expenses and offering costs, including its proportionate share of the expenses of the Master Fund, were initially borne by the Advisors or an affiliate.  The Core Fund's organizational expenses were approximately $                    .  The TEI Core Fund's organizational expenses and offering costs initially were borne by the Advisor or an affiliate.  The TEI Core Fund's organizational expenses and offering costs including its proportionate share of the expenses of the Master Fund and the Offshore Fund, were approximately $                   .

The Advisor may, out of its own assets, pay financial intermediaries for providing distribution services an annual amount expected to range between    % to    % of the average month-end NAV of the Interests owned by the financial intermediary's customers. In addition, the Advisor may, out of its own assets, pay financial intermediaries in connection with the provision of investor services an annual amount equal to    % of the NAV of the Interests purchased by the financial intermediary's customers.  Financial intermediaries may charge investors a fee for their distribution services and/or maintenance of investor accounts.  Such a fee is not a sales charge imposed by or paid by the Funds or the Advisors.  Investors should direct any questions regarding such fees to the relevant financial intermediary.

The Portfolio Funds will bear various fees and expenses in connection with their operations.  These fees and expenses are similar to those incurred by the Funds.  In addition, the Portfolio Funds will pay asset-based fees to their Managers and generally may pay performance-based fees or allocations to their Managers, which effectively reduce the investment returns of the Portfolio Funds.  These expenses, fees, and allocations are in addition to those incurred by the Funds themselves.  As an investor in the Portfolio Funds, the Funds will indirectly bear a portion of the expenses and fees of the Portfolio Funds.

The Funds' fees and expenses will decrease the net profits or increase the net losses of the Funds that are credited to or debited against each Member's capital account.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Funds

The Advisors are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  The Funds will generally purchase equity securities on a stock exchange effected through brokers who charge a commission for their services.  The Funds may also invest in securities that are traded principally in the over the-counter market.  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer.  Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s).  The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.  In most instances, the Funds will purchase securities of a Portfolio Fund directly from such Portfolio Fund, and such purchases by the Funds may be, but are generally not, subject to transaction expenses.  Nevertheless, the Funds anticipate that some of their transactions in securities of Portfolio Funds may be subject to expenses.

Payments of commissions to brokers who are affiliated persons of the Funds (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisors may, consistent with the interests of the Funds, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and their other clients.  Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisors' investment decision-making processes in order for such research, statistical and/or pricing services to be considered by the Advisors in selecting a broker.  These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e).  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisors under their respective contracts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisors determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisors to the Funds and their other clients and that the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long-term. The advisory fees that the Funds pay to the Advisors will not be reduced as a consequence of the Advisors' receipt of brokerage and research services.  To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined.  Such services generally would be useful and of value to the Advisors in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisors in carrying out their obligations to the Funds.  While such services are not expected to reduce the expenses of the Advisors, the Advisors would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs.  Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

Other BlackRock Funds may own from time to time some of the same investments as the Funds.  Investment decisions for the Funds are made independently from those of Other BlackRock Funds; however, from time to time, the same investment decision may be made for multiple Other BlackRock Funds.

When two or more Other BlackRock Funds seek to purchase or sell the same Portfolio Funds, the Advisors will seek to allocate investment opportunities and dispositions fairly over time among the Fund and the Other BlackRock Funds.  The Funds' specific portfolio composition will be influenced by a number of factors, including, but not limited to, the Funds' investment guidelines, the Funds' specific terms and conditions and the investment judgment of the portfolio manager.  The Advisors manage Other BlackRock Funds with investment mandates that may overlap or conflict with the investment strategies pursued by the Funds, as both the Funds and the Other BlackRock Funds may be eligible to participate in the same investment opportunities.  Additionally, interests in Portfolio Funds are generally offered in private offerings and it is not uncommon for Portfolio Funds to become closed or limited with respect to new investments due to size constraints or other considerations.  Moreover, the Funds or the Other

BlackRock Funds may not be eligible or appropriate investors in all potential Portfolio Funds.  As a result of these and other factors, the Funds may be precluded from making a specific investment or may reallocate existing Portfolio Funds among the Other BlackRock Funds.  These decisions will be made by the Advisor taking into consideration the respective diversification guidelines, investment objectives, existing investments, liquidity, contractual commitments or regulatory obligations and other considerations applicable to the Funds and the Other BlackRock Funds.  However, there likely will be circumstances where the Funds are unable to participate, in whole or in part, in certain investments to the extent it would participate absent allocation of an investment opportunity among the Funds and Other BlackRock Funds.  In addition, it is likely that the Funds' portfolio and those of Other BlackRock Funds will have differences in the specific Portfolio Funds held in their portfolios even when their investment objectives are the same or similar.  Such differences may be magnified by the Masters approach utilized by the Funds' in their selection of hedge funds.  These and other distinctions will result in differences in portfolio performance between the Funds and the Other BlackRock Funds.

When two or more Other BlackRock Funds seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the Other BlackRock Funds on a good faith equitable basis, usually on a pro rata basis, by the Advisors in their discretion in accordance with the Other BlackRock Funds' various investment objectives.  Such allocations are based upon the written procedures of the Advisors, which have been reviewed and approved by the Board.  In some cases, this system may adversely affect the price or size of the position obtainable for the Funds.  In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds.  It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Advisors' organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Advisors and their affiliates manage investments for clients from offices located around the world.  As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets throughout the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

The annual portfolio turnover rate of the Funds may be greater than 100%.  Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower.  Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

The Portfolio Funds

The Portfolio Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Funds' investment in the Portfolio Funds.  Because the investment program of certain of the Portfolio Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds' investments may be substantially greater than the turnover rates of other types of investment vehicles.  In addition, the order execution practices of the Portfolio Funds may not be transparent to the Funds.  Each Portfolio Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage.  The Advisors will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Managers.  The Advisors expect that the Managers will generally select broker-dealers to effect transactions on behalf of their respective Portfolio Fund substantially in the manner set forth below.

It is anticipated that Managers will seek reasonably competitive commission rates.  However, Portfolio Funds will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker-dealers based on different criteria than those considered by the Funds.  Portfolio Funds may not be subject to the same regulatory restrictions on principal and agency transactions.  It is anticipated that some Portfolio Funds may effect principal or agency transactions through affiliates of the Funds.  The Funds will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Portfolio Funds.

No guarantee or assurance can be made that Portfolio Funds' brokerage transaction practices will be transparent or that the Portfolio Funds will establish, adhere to, or comply with their stated practices.  However, as the Portfolio Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Funds' Managers or their affiliates rather than the Portfolio Funds.

As with the Funds, Portfolio Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

VOTING

Each Member of a Fund will have the right to cast a number of votes based on the value of such Member's investment percentage in the Fund at any meeting of its Members called by the (i) majority of the Board or (ii) Members holding at least 51% of the total number of votes eligible to be cast by all Members.  Members will be entitled to vote on any matter on which stockholders of a registered investment company organized as a corporation would be entitled to vote, including the selection of Directors and the approval of the Investment Management Agreement.  Notwithstanding their ability to exercise their voting privileges, Members are not entitled to participate in the management or control of the Funds' business and may not act for or bind the Funds.  If the Feeder Funds, as Members of the Master Fund, are asked to vote any proxy issued by the Master Fund, the Feeder Funds will poll their investors on the matter and vote the Master Fund proxy in proportion to the responses received from the Feeder Fund investors.

CONFLICTS OF INTEREST

The investment activities of the Advisors and their affiliates (including, for these purposes, BlackRock and investment funds managed by their affiliates, and their directors, officers, employees and other affiliates (collectively with the Advisors, the "Affiliates")) and the Managers and their affiliates, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and the Members.  The Advisors provide investment management services to other investment funds and discretionary managed accounts that follow an investment program similar to that of the Funds.  The Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds.  One or more Affiliates act or may act as an investor, investment manager, advisor, lender, agent and/or principal, and have other direct and indirect interests, in the global equity, fixed income, currency, commodity and other markets in which the Funds and the Portfolio Funds directly and indirectly invest.  One or more Affiliates may advise accounts and funds that have investment objectives similar to those of the Funds, invest in the same Asset Classes as the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and Portfolio Funds as the Funds.  The trading activities of these Affiliates are carried out independently of the positions held directly or indirectly by the Funds and may result in an Affiliate having positions that are adverse to those of the Funds.  No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds or the Managers.  As a result, an Affiliate may compete with the Funds and the Portfolio Funds for appropriate investment opportunities.  The results of the Funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts.  In addition, the Funds or Portfolio Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest.  Furthermore, transactions undertaken by an Affiliate or an Affiliate-advised client may adversely impact the Funds or the Portfolio Funds.  Transactions by one or more Affiliate-advised clients or the Advisors may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds or the Portfolio Funds.  The Funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions.  An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or Portfolio Funds or who engage in transactions with or for the Funds or Portfolio Funds.

The Advisors have a conflict of interest in selecting Portfolio Funds because certain investors in such Portfolio Funds are other investment funds managed by the Advisors or their Affiliates.  Also, the Advisors, for example, may determine that an investment opportunity is appropriate for a particular fund or account that they manage, or for themselves, but not for the Funds.  In addition, the Affiliates or accounts managed by the Affiliates may invest in

Portfolio Funds on terms more favorable than those available to the Funds and as investors in such Portfolio Funds may act in ways adverse to the interests of the Funds.

The Advisors and their Affiliates manage a number of different multi-advisor accounts.  In some cases, a Portfolio Fund may only permit one entity managed by the same investment manager to invest.  Consequently, the Advisors may be required in their Portfolio Fund selections to allocate availability among the Funds and such other accounts and have a conflict of interest in doing so.

Under a securities lending program approved by the Board, the Funds have retained an Affiliate to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program.  For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds' investment of the cash received as collateral for the loaned securities.  In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.

The activities of the Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and the Members.  The Advisors have adopted policies and procedures designed to address these potential conflicts of interest.

CONFLICTS OF INTEREST RELATING TO THE MANAGERS

The Advisors anticipate that each Manager will consider participation by the applicable Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Manager for other portfolio funds and accounts managed by the Manager ("Manager Accounts") that pursue investment programs similar to that of the applicable Portfolio Fund or the Funds.  However, there can be no guarantee or assurance that a Manager will follow such practices or that a Manager will adhere to, and comply with, its stated practices, if any.  In addition, circumstances may arise under which a Manager will cause its Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Manager will commit assets of the Portfolio Fund.  Circumstances may also arise under which a Manager will consider participation by its Manager Accounts in investment opportunities in which the Manager intends not to invest on behalf of the Portfolio Fund, or vice versa.

Situations may occur where the Funds could be disadvantaged by investment activities conducted by the Manager for the Manager Accounts.  These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken by Portfolio Funds in which the Funds and/or Manager Accounts participate (collectively, "Co-Investors" and, individually, a "Co-Investor"), limiting the size of the Portfolio Fund's position; (2) legal prohibitions on the Co-Investors' participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A Manager may from time to time cause Portfolio Funds to effect certain principal transactions in securities with one or more Manager Accounts, subject to certain conditions.  For example, these transactions may be made in circumstances in which the Manager determined it was appropriate for the Portfolio Fund to purchase and a Manager Account to sell, or the Portfolio Fund to sell and the Manager Account to purchase, the same security or instrument on the same day.

Each Manager, its affiliates and their principals, partners, directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Portfolio Funds, and may have conflicts of interest with respect to investments made on behalf of Portfolio Funds in which the Funds participate.  As a result of different trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, employees and affiliates of the Manager that are the same as, different from or made at different times than positions taken for the Portfolio Fund in which the Funds participate.  Future investment activities of the Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Funds and their Members.

Managers or their affiliates may from time to time provide investment advisory or other services to private portfolio funds and other entities or accounts managed by the Manager or its affiliates.  In addition, Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Manager) may provide to one or more Manager Accounts.

CODES OF ETHICS

Each of the Funds, the Advisor, the Sub-Advisor and the Distributor has adopted a code of ethics (the "Code of Ethics") in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.  Each Code of Ethics establishes procedures for personal investing and restricts certain transactions.  Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Portfolio Funds that may be purchased or held by the Fund.  The Codes of Ethics are available on the EDGAR Database on the SEC's website at www.sec.gov.  In addition, the Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

ELIGIBLE INVESTORS

Each prospective investor will be required to complete a Feeder Fund's subscription agreement ("Subscription Agreement") and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Feeder Fund.

An investment in a Feeder Fund involves risks and it is possible that an investor may lose some of its investment.  In addition, an investment in a Feeder Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Feeder Fund to meet their foreseeable liquidity needs.  Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs.  See "General Risks."  Short-term investors and investors who cannot bear the loss of some of their investment and/or the risks associated with a lack of liquidity should not invest in the Funds.

Core Fund

Generally, the Subscription Agreement requires that an investor certify that it is an "accredited investor" as defined in Regulation D under the 1933 Act.  An "accredited investor" includes, among other investors, an individual who: (i) has a net worth (or a joint net worth with that person's spouse) immediately prior to the time of purchase in excess of $1 million; or (ii) an individual who has income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year.  Other categories of "accredited investor" or other eligible investor standards applicable to companies and other investors are set forth in the Subscription Agreement In addition, Interests in the Core Fund are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  Additional requirements are set forth in the form of Subscription Agreement.  Investors who meet the qualifications set forth in the form of Subscription Agreement are referred to in this Prospectus as Eligible Investors.

An investment in the Core Fund will generate UBTI for U.S. federal income tax purposes (and may have other adverse tax consequences) for U.S. Tax-Exempt Investors.  Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Fund.

All prospective investors must complete an Investor Application Supplement to the Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Interests (or any portion thereof) except in accordance with the LLC Agreement.  Existing Members who request to purchase additional Interests are required to qualify as Eligible Investors and to complete an additional Investor Application Supplement prior to the additional purchase.

TEI Core Fund

Generally, the Subscription Agreement requires that an investor certify that it is an "accredited investor" for purposes of Regulation D under the 1933 Act.  Categories of "accredited investor" and other eligible investor standards applicable to TEI Core Fund Eligible Investors are set forth in the Subscription Agreement

The TEI Core Fund is offered only to TEI Core Fund Eligible Investors, which include non-U.S. investors and the following U.S. Tax-Exempt Investors:  (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code, by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities.  TEI Core Fund Eligible Investors that purchase Interests in the TEI Core Fund are referred to from time to time in this Prospectus as "TEI Core Fund Members."

Investors who meet the qualifications set forth in the Subscription Agreement are referred to in this Prospectus as Eligible Investors.  All prospective investors must complete an Investor Application Supplement to the Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Interests (or any portion thereof) except in accordance with the LLC Agreement.  Existing Members who request to purchase additional Interests are required to qualify as Eligible Investors and to complete an additional Investor Application Supplement prior to the additional purchase.

PURCHASING INTERESTS

The minimum initial investment in the Feeder Funds by any investor is $50,000, and the minimum additional investment in the Feeder Funds by any investor is $25,000.  However, the Feeder Funds, in their sole discretion, may accept investments below these minimums.  A financial intermediary may establish higher minimum investment requirements than the Funds.  Interests will generally be offered for purchase at NAV as of the first Business Day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board in its sole discretion.  The Board may also suspend or terminate the sale of Interests at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Interests will be payable in cash.  Each initial or subsequent purchase of Interests will be payable in one installment which will generally be due prior to the proposed acceptance of the purchase.  A prospective investor must submit a completed Subscription Agreement before the acceptance date set by the Feeder Funds, and a Member generally may subscribe for additional Interests by completing an additional subscription agreement.  The Feeder Funds reserve the right, in their sole discretion, to reject in whole or in part, any subscription to purchase Interests in the Funds at any time.  Although the Feeder Funds may, in their sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Member until cleared funds have been received.  Cleared funds must be available in such account no later than five business days prior to the particular subscription date or such other date as the Distributor may determine in its sole discretion and communicate to investors.

Financial intermediaries also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in the Feeder Funds that are in addition to the fees, terms and conditions set forth in this Prospectus.  Such terms and conditions are not imposed by the Feeder Funds, the Distributor or any other service provider of the Funds.  Any terms and conditions imposed by a financial intermediary, or operational limitations applicable to such parties, may affect or limit a Member's ability to subscribe for Interests, or otherwise transact business with the Feeder Funds.  Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the financial intermediary.

REPURCHASES OF INTERESTS

No Right of Redemption

No Member or other person holding Interests acquired from a Member will have the right to require the Feeder Funds to redeem the Interests.  No public market for Interests exists, and none is likely to develop in the future.  Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Feeder Funds, as described below.

Repurchases

Each Feeder Fund may from time to time repurchase Interests from their respective Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the respective Board may determine in its sole discretion.  Each such tender offer may be limited and will generally apply up to 10% of the net assets of the respective Feeder Fund.  In determining whether a Feeder Fund should offer to repurchase Interests from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board that a Feeder Fund offer to repurchase Interests from Members quarterly on the last Business Day of March, June, September and December, beginning in March 2010.  However, the Feeder Funds are not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.  The Feeder Funds will require that each tendering Member tender a minimum of $25,000 worth of Interests.  In determining whether to accept such a recommendation, the Board may  consider the following factors, among others:

•	whether any Members have requested to tender Interests to the Feeder Fund;
•	the liquidity of the Feeder Fund's assets (including fees and costs associated with withdrawing from Portfolio Funds);
•	the investment plans and working capital and reserve requirements of the Feeder Fund;
•	the history of the Feeder Fund in repurchasing Interests;
•	the availability of information as to the value of the Feeder Fund's interests in underlying Portfolio Funds;
•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•	any anticipated tax or regulatory consequences to the Feeder Fund of any proposed repurchases of Interests; and
•	the recommendations of the Advisors.
The Fund will repurchase Interests from Members pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Funds and to all Members of the Funds.  The value of a Member's Interests that are being repurchased will be equal to their aggregate NAV as of the Valuation Date.  When the Board determines that a Feeder Fund will repurchase Interests, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Members deciding whether to tender Interests during the period that a tender offer is open may obtain the estimated aggregate NAV of their Interests by contacting the PNC GIS during the period at the contact number provided in the Member's repurchase materials.

Repurchases will be effective after receipt and acceptance by the Feeder Fund of all eligible written tenders of Interests from its Members.  Marketable securities used to satisfy an in-kind distribution will be valued in accordance with the LLC Agreement of the Feeder Funds and will be distributed to all tendering Members on a proportionate basis.  If, however, payments are made in kind to a tendering Member, such Member may incur tax liability and brokerage costs in converting such securities to cash.  The Feeder Funds do not impose any charges in connection with repurchases of Interests.

In light of liquidity constraints associated with investments in Portfolio Funds and that the Feeder Fund may have to effect withdrawals from those funds to pay for Interests being repurchased, the Feeder Fund expects to employ the following repurchase procedures:

•
If the Board elects to offer to repurchase Interests in a Feeder, the Feeder Fund will send each Member a tender offer that explains the terms and conditions of the repurchase.  This tender offer will be sent to Members at least 20 business days prior to the date on which the Member must notify the Feeder Fund that the Member has elected to tender Interests to the Feeder Fund.

•
A Member choosing to tender Interests for repurchase must do so by the Notice Date, which generally will be the 25th calendar day of the second month prior to that containing the date as of which Interests are to be repurchased.  Interests or portions of them will be valued as of the Valuation Date, which is generally expected to be the last business day of March, June, September or December.  This means, for example, that the Notice Date for a tender offer having a December 31 Valuation Date would be October 25.

•
Promptly after the Notice Date, the Feeder Fund will issue to each Member whose Interests (or portion of them) have been accepted for repurchase a repurchase instrument (the "Repurchase Instrument"), which will be held by the Escrow Agent, entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date (the "Payment Amount"), of the repurchased Interests.

•
The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable.  A Member who receives a Repurchase Instrument (the "Payee") shall retain all rights, with respect to tendered Interests, to inspect the books and records of the Feeder Fund and to receive financial and other reports relating to the Feeder Fund until the payment date.  Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Member of the Feeder Fund and shall have no other rights (including, without limitation, any voting rights) under the applicable Feeder Fund's LLC Agreement.  For purposes of calculating the value of the Repurchased Interests, the amount payable to the Payee will take into account and include all Feeder Fund income, gains, losses, deductions and expenses that the Payee would have been allocated for tax and book purposes had the Payee remained the owner of the Repurchased Interests until the Valuation Date.  If the Feeder Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Feeder Fund is liquidated or dissolved and the value of the Repurchased Interests will be calculated in accordance with the foregoing sentence.

•	As the owner of a Repurchase Instrument, an investor will no longer be a Member of the respective feeder fund and will not have the rights of a Member, including without limitation voting rights.
•
Payment in respect of the Repurchase Instrument will be made as of the later of (1) a period that is within 45 days after the Valuation Date, or (2) if the Feeder Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Interests, within ten business days after the Feeder Fund has received at least 90% of the aggregate amount withdrawn from the Portfolio Funds.  Payment in respect of the Repurchase Instrument will be made in one or more installments.  The Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date.

•
Although the amounts required to be paid by a Feeder Fund under the Repurchase Instrument will generally be paid in cash, the Feeder Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.  The Feeder Fund intends to make an in-kind payment only under the limited circumstance where the Feeder Fund receives an in-kind distribution from Portfolio Funds of transferable securities that the Feeder Fund cannot liquidate itself prior to making the distribution.

If modification of the Feeder Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Interests as would be available under the procedures described above.

In the event that the Advisors or any of their affiliates holds Interests in the capacity of a Member, the Interests may be tendered for repurchase in connection with any tender offer made by the Feeder Fund.

A Member tendering only a portion of its Interests for repurchase will be required to continue to hold Interests with a value of at least $25,000 (or any lower amount equal to the Member's initial subscription amount) after giving effect to the repurchase. If a Member tenders an amount that would cause the value of its Interests in the Feeder Fund to fall below the required minimum, the Feeder Fund reserves the right to reduce the amount to be repurchased from the Member so the value of the Member's Interests is above the minimum or to repurchase all of the Member's Interests.

Payment for repurchased Interests may require the Feeder Fund to liquidate portfolio holdings earlier than the Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund's investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Interests also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds. The Feeder Funds will charge a 2.00% early repurchase fee with respect to any repurchase of Interests from a Member at any time prior to the Business Day immediately preceding the one-year anniversary of the Member's purchase of the Interests. The purpose of this fee is to reimburse a Feeder Fund for its expenses associated with the initial sale of Interests and the costs incurred in liquidating securities in such Feeder Fund's portfolio in order to honor the Member's repurchase request.

The LLC Agreement grants the Board the authority to repurchase the Interests, or any portion of them, of a Member or any person acquiring Interests from or through a Member, without consent or other action by the Member or other person, if the Board in its sole discretion determines that:

•	the Interests had been transferred or vested in any person in violation of the Feeder Fund's LLC Agreement;
•
ownership of the Interests by a Member or other person is likely to cause the Feeder Fund to be in violation of, or subject the Feeder Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of the Interests by a Member may be harmful or injurious to the business or reputation of the Feeder Fund, or may subject the Feeder Fund or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Member or other person in connection with the acquisition of Interests was not true when made or has ceased to be true;
•
ownership of the Interests by the Member would cause the Feeder Fund to be subject to additional regulatory or compliance requirements imposed by laws other than the 1933 Act, the Securities Exchange Act of 1934 or the 1940 Act; or

•	if such repurchase would be in the best interest of the Feeder Fund, including without limitation in connection with the liquidation or termination of the Feeder Fund.
In the event that the Board determines that the Feeder Fund should, without the additional consent of the Member, repurchase the Interests of such Member, or any person acquiring Interests from or through the Member, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board from time to time:

•
Interests (or portions thereof) will be valued as of the "Compulsory Repurchase Valuation Date" (which date, unless otherwise determined by the Board, shall be the last business day of the month in which the Fund intends to repurchase the Interests);

•
promptly after the Board determines that the Feeder Fund should repurchase the Interests of a Member, or any person acquiring Interests from or through a Member, pursuant to the authority granted in the LLC Agreement, the Fund will give to such person whose Interests (or portion thereof) have been called for repurchase (a "Compulsorily Repurchased Member") notice of the Feeder Fund's intent to repurchase the Interests and the expected Compulsory Repurchase Valuation Date for such Interests;
•
promptly after the Compulsory Repurchase Valuation Date, the Feeder Fund will issue to the Compulsorily Repurchased Member a promissory note (the "Compulsory Repurchase Instrument"), which will be held by the Escrow Agent, entitling the Compulsorily Repurchased Member to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased Interests; and

•
the Compulsory Repurchase Instrument will be non-interest bearing, nontransferable and non-negotiable.  A Member who receives a Compulsory Repurchase Instrument (the "Compulsory Repurchase Instrument Payee") shall retain all rights, with respect to tendered Interests, to inspect the books and records of the Feeder Fund and to receive financial and other reports relating to the Feeder Fund until the payment date.  Except as otherwise provided in the Compulsory Repurchase Instrument, such Compulsory Repurchase Instrument Payee shall not be a Member of the Feeder Fund and shall have no other rights (including, without limitation, any voting rights) under the applicable Feeder Find's LLC Agreement.  For purposes of calculating the value of the Repurchased Interests, the amount payable to the Compulsory Repurchase Instrument Payee will take into account and include all Feeder Fund income, gains, losses, deductions and expenses that the Compulsory Repurchase Instrument Payee would have been allocated for tax and book purposes had the Compulsory Repurchase Instrument Payee remained the owner of the Repurchased Interests until the Valuation Date.  If the Feeder Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Feeder Fund is liquidated or dissolved and the value of the Repurchased Interests will be calculated in accordance with the foregoing sentence.

•
Payment in respect of the Compulsory Repurchase Instrument will be made as of the later of (i) a period that is within 45 days after the Compulsory Repurchase Valuation Date, or (ii) if the Feeder Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of Interests, within ten business days after the Feeder Fund has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds.  Payment in respect of the Compulsory Repurchase Instrument will be made in one or more installments.  The Compulsory Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date.

Transfers of Interests

A Member may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation through any swap, structured note or any other derivative transaction) of all or any of its Interests, including, without limitation, any portion of an Interest (such as a right to distributions), to any person (collectively a "Transfer" and each a "Transferee"), except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of such Member or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. No assignee, purchaser or Transferee may be admitted as a substitute Member, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion.  No Transfer will be permitted unless the Board of the Feeder Fund concludes that such Transfer will not cause the Feeder Fund to be treated as a "publicly traded partnership" taxable as a corporation for U.S. federal income tax purposes.  Any Transfer made or purported to be made that is in violation of the applicable Board Fund's LLC Agreement shall be void and of no effect.  To the extent any Member, Transferee or successor Member is purported to have transferred any economic interest in a Feeder Fund in violation of such Feeder Fund's LLC Agreement, such Feeder Fund shall not recognize such action and the Board may terminate all or any part of the Interest of such Member, Transferee or successor Member at no value or such value as the Board determines in its sole and absolute discretion and the Member, Transferee or successor Member will forfeit all or such portion of its capital account in connection with such termination as determined by the Advisor in connection therewith.

With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Member may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of the Member or a Transfer that is effected with the written consent of the Board, which consent may be given or withheld in the Board's sole and absolute discretion.

CALCULATION OF NET ASSET VALUE; VALUATION

Each of the Funds will calculate its NAV as of the close of business on the last Business Day of each calendar month and at such other times as the Board, upon advice from the Advisors, may determine, including in connection with repurchases of Interests, in accordance with the procedures described below.

In determining its NAV, the Fund generally values its investments as of month-end.  The NAV of a Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. Because the Feeder Funds intend to invest all or substantially all of their investable assets in the Master Fund (in the case of the TEI Core Fund, indirectly through the Offshore Fund), the value of the assets of the Feeder Funds will depend on the value of their share of the Portfolio Funds or other investments in which the Master Fund invests.

The internal valuation committee of the Advisor and its registered investment advisory affiliates (the "Valuation Committee") oversees the valuation of the Funds' investments, including interests in the Portfolio Funds, in accordance with written policies and procedures (the "Valuation Procedures") that the Board has approved for purposes of determining the value of securities held by the Funds, including the fair value of the Funds' investments in Portfolio Funds.  As a general principle, the fair valuation of an asset should reflect the amount that the Valuation Committee determines the Funds might reasonably expect to receive for the asset from the current sale of that asset in an arm's-length transaction, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

Valuation of Portfolio Funds

Prior to an investment by the Funds in any Portfolio Fund, the Advisors will conduct a due diligence review of the valuation methodologies used by the Portfolio Fund. As a general matter Portfolio Funds selected by the Funds will use market value when available, and otherwise will use principles of fair value applied in good faith. The Advisors will consider whether it is appropriate, in light of all relevant circumstances, to value interests at the NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.  In making this determination, the Fund may consider factors such as, among others, (i) in the case of a Portfolio Fund, the price at which recent subscriptions for or redemptions of the Portfolio Fund's Interests were effected; (ii) information provided to the Fund or Advisors by a Manager, or the failure to provide such information as agreed to in the Portfolio Fund's offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In the unlikely event that a Portfolio Fund does not report a month-end value (or quarter-end, in the case of a Portfolio Fund that is a private equity fund) to the Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time.

Investments in Portfolio Funds will typically be valued at fair value, that is, the amount the Funds might reasonably expect to receive from the Portfolio Fund if the Funds' interests in such Portfolio Fund were redeemed on the date as of which it was valued. It is anticipated that the Valuation Committee will make this determination based on the valuation most recently provided by the Portfolio Fund in accordance with the policies that the Portfolio Fund has adopted, which valuation may constitute the Portfolio Fund's best estimate at the time based upon data then available and based on any other relevant information reasonably available to the Valuation Committee at the time of the valuation.

Although the Valuation Procedures approved by the Board provide that the Valuation Committee will review the valuations provided by the Managers or their administrators, neither the Valuation Committee nor the Advisors will be able to confirm independently the accuracy of any unaudited valuations provided thereby.  For a description of certain risks related to the valuation of Portfolio Funds, see "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

The valuations reported by the Managers of the Portfolio Funds, upon which the Funds calculates their month-end NAV and NAV per Interest, may be subject to later adjustment, based on information reasonably available at that time. The Funds will pay redemption proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Funds have determined a NAV, the Funds will generally not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. If, after the Funds pay redemption proceeds, one or more of the valuations used to determine the NAV on which the redemption payment is based are revised, the redeeming Members (if the valuations are revised upward) or the remaining Members (if the valuations are revised downwards) will bear the risk of such revisions. A redeeming Member will neither receive distributions from, nor will it be required to reimburse, the Funds in such circumstances. This may have the effect of diluting or increasing the economic interest of other Members. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Interests repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Managers or revisions to NAV of a Portfolio Fund adversely affect the Funds' NAV, the outstanding Interests of the Funds will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a NAV per Interest higher than the adjusted amount. Conversely, any increases in the NAV per Interest resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a NAV per Interest lower than the adjusted amount. New Members, as well as Members purchasing additional Interests, may be affected in a similar way because the same principles apply to the subscription for Interests.

Valuation of Securities

To the extent the Funds invest directly in securities other than investments in Portfolio Funds (e.g., directly or through Separate Accounts), the Funds will generally value such assets as described below.

Securities for which market quotations are readily available and not determined by the Advisors to be unreliable shall be valued at their current market value based on market quotations.  Equity securities that are traded on a recognized securities exchange or through a market system that provides contemporaneous pricing information, whether U.S. or foreign (an "Exchange"), including the NASDAQ National Market System, are valued via an independent pricing service at the latest sale price on that Exchange, or the Exchange on which the security is primarily traded if more than one, prior to the time as of which the assets of the Funds are valued.  In the event there are no sales involving an equity security on a day on which the Funds value such security, the last bid (long positions) or ask (short positions) price, if available, will be used.  If no bid or ask price is available, the prior day's price will be used, provided that the Advisors are not aware of any significant event or other information that would cause such last price to no longer reflect the fair value of the security.

The Advisors may utilize, to value securities or assets for which market quotations are not readily available or for which such market quotations are determined to lo longer reflect the fair value of the security,  pricing agents or pricing services ("Pricing Services") approved or ratified by each Fund's Board or a committee thereof or (ii) broker-dealers or market makers ("Broker-Dealers").   The use of Pricing Services and Broker-Dealer for determining fair value is in addition to the use of such Pricing Services and Broker-Dealers for obtaining available market quotations.

When market quotations are not readily available or are believed to be unrealizable, or the Advisor believes the values received from the Pricing Services or Broker-Dealers are unreliable, the security or asset is valued at fair value.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee and/or the Board, in consultation with the Advisors, will reevaluate the Funds' fair value methodology to determine, what, if any, adjustments should be made to the methodology.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

Each Fund will maintain a separate capital account on its books for each of its Members. Each Member's capital account will have an initial balance equal to the Member's initial contribution to the capital of the relevant Fund (which may be net of any fee charged directly by a financial intermediary for distribution or investor services), and thereafter, will be (i) increased by the amount of any additional capital contributions by such Member (which may be net of any fee charged directly by a financial intermediary for distribution services distribution or investor services), (ii) decreased for any payments upon repurchase of such Member's Interests or any distributions in respect of such Member, and (iii) increased or decreased as of the close of each accounting period (as defined below) by such Member's allocable share of the net profits or net losses of the respective Fund. A Member's capital account will also be adjusted for any amounts debited against the Member's capital account as described below.

Members' capital accounts are adjusted on the last day of each accounting period, other than for repurchases and capital contributions, which are debited and credited, respectively, to the Members' capital accounts as of the beginning of each accounting period. The initial accounting period begins upon the commencement of operations of a Fund. Each subsequent accounting period begins on the day after the last day of the preceding accounting period, and each accounting period (including the initial accounting period) ends on the first to occur of (1) the last day of each fiscal period of a Fund, (2) the last day of a tax year; (3) the day preceding any day on which a contribution of capital is made to a Fund; (4) the effective date of a repurchase of Interests or portion of an Interest by a Fund or the complete withdrawal by a Member; (5) the day on which a substituted Member is admitted to a Fund; or (6) any day for which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages (as defined below).

In addition, the final accounting period shall end on the date a Fund dissolves. An "investment percentage" will be determined for each Member as of the start of each accounting period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Investors should note that fees charged directly by a financial intermediary for distribution or investor services may reduce the amount of an initial or subsequent contribution of capital and may impact an investor's capital account.

Allocation of Net Profit and Net Loss

Net profits or net losses of each Fund for each accounting period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of each accounting period in accordance with the Members' respective investment percentages as of the start of such accounting period. Net profits or net losses for a Fund will be measured as the net change in the value of the net assets of such Fund, adjusted to exclude any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

Allocation of Special Items — Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by a Fund that are attributable to any Member will be debited against the capital account of that Member as of the close of the accounting period during which the relevant Fund accrued or paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes accrued or paid. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interests is required to pay upon demand to such Fund, as a contribution to the capital of the Fund, the amount of the excess. The Funds are not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although to the extent that a Member claims to be entitled to a reduced rate or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Fund with such information and forms as such Member may be required to complete to comply with all laws and regulations governing the obligations of withholding tax agents.

Any expenditures payable by a Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the accounting period during which the items were paid or accrued by such Fund.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Members for any liabilities, including contingent liabilities as of the date the contingent liabilities become known to the Advisor or the Board. Reserves will be in such amounts (subject to increase or reduction) that a Fund or the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, adjusted by any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Taxation of Core Fund and Core Fund Members

The following is a summary of certain U.S. federal income tax consequences to U.S. taxable persons who purchase Core Fund Interests in the offering. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular Core Fund Member or to Core Fund Members subject to special treatment under U.S. federal income tax laws. This discussion is limited to Core Fund Members who hold their Interests as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as otherwise expressly stated in the sub-heading "Tax Status of the Core Fund" below, counsel to the Core Fund has not rendered any legal opinion regarding any tax consequences relating to the Core Fund or an investment in the Core Fund and the Master Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Interests, as well as the effects of state, local and non-U.S. tax laws.

PROSPECTIVE "CORE FUND" INVESTORS SHOULD ONLY CONSIDER AN INVESTMENT IN THE CORE FUND BASED ON ANTICIPATED PRE-TAX ECONOMIC RETURNS. TAX ADVANTAGES (I.E., DEDUCTIONS AND LOSSES) ARE NOT A SIGNIFICANT OR INTENDED FEATURE OF AN INVESTMENT IN THE CORE FUND.

The Core Fund will invest all its assets in the Master Fund. The Master Fund will be treated as a partnership for U.S. federal income tax purposes. Consequently, the Core Fund's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master Fund. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Core Fund's investment practices and activities, in effect, take into account the investment practices and activities of the Master Fund. Because the exact nature of the Funds' investments is not known at this time, it is not possible to address the specific tax consequences of the Core Fund's investments. Accordingly, the following discussion is intended as a general guide only.

Tax Status of the Core Fund.  The Core Fund expects to be treated as a partnership and not as a corporation for U.S. federal income tax purposes.  The Core Fund will receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, the Core Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for U.S. federal income tax purposes.  The opinion of Skadden, Arps, Slate, Meagher & Flom LLP is not binding on the IRS or any court.

A limited liability company (such as the Core Fund) that has registered under the 1940 Act would be treated as a corporation for U.S. federal income tax purposes if it were to become a publicly traded partnership.  A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).  The Core Fund has represented to Skadden, Arps, Slate, Meagher & Flom LLP that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

In addition, the LLC Agreement imposes significant restrictions on Transfers.  By purchasing an Interest, each Member agrees to indemnify and hold harmless the Core Fund, the Board, the Advisors, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of the LLC Agreement and (ii) any misrepresentation made by such Member in connection with any such Transfer.  A similar indemnification will be required to be made by any proposed Transferee of Interests.

Ultimately, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to the treatment of the Core Fund as a partnership for U.S. federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Core Fund), the continuation of which cannot be assured.  Skadden, Arps, Slate, Meagher & Flom LLP has not been asked to render a Core Fund tax status opinion, or to review such factual environment, after the closing of the initial offering and, thus, will not do so.

If the Core Fund were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for the Members would result.  The Core Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Members, thereby materially reducing the amount of any cash available for distribution to Members.  In addition, the Members would be treated as stockholders of a corporation for U.S. federal income tax purposes.  Thus, capital gains and losses and other income and deductions of the Core Fund would not be passed through to Members, and all distributions by the Core Fund to Members would be treated as dividends, return of capital and/or gains.

Taxation of Core Fund Members. By reason of its treatment as a partnership for U.S. federal income tax purposes, the Core Fund will not itself be subject to U.S. federal income tax. Rather, each Core Fund Member in computing its U.S. federal income tax will include its allocable share of Core Fund items of income, gain, loss, deduction and expense for the taxable year of the Core Fund ending within or with the taxable year of such member. It is possible that a Core Fund Member's U.S. federal income tax liability with respect to its allocable share of Core Fund earnings in a particular taxable year could exceed the cash distributions to such member for the year, thus giving rise to an out-of-pocket payment by such member.

For U.S. federal income tax purposes, a Core Fund Member's allocable share of Core Fund tax items will be determined by the provisions of the LLC Agreement if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If the IRS successfully challenged the Core Fund's allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Core Fund Member for U.S. federal income tax purposes may be less favorable than the allocations set forth in the LLC Agreement.

Nature of Core Fund's Investments. Certain of the Core Fund's investments are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Core Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Tax Basis Rules. Core Fund distributions generally will not be taxable to a Core Fund Member to the extent of such member's adjusted tax basis in its Interests. In addition, a Core Fund Member is allowed to deduct its allocable share of Core Fund losses (if any) only to the extent of such member's adjusted tax basis in its Interests at the end of the taxable year in which the losses occur. A Core Fund Member's adjusted tax basis is equal to such member's aggregate capital contributions to the Core Fund as adjusted by certain items. Basis is generally increased by the Core Fund Member's allocable share of Core Fund profits (and items of income and gain) and Core Fund nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any. Basis is generally decreased by the Core Fund Member's allocable share of Core Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Core Fund to the Core Fund Member, the Core Fund's tax basis of property (other than cash) distributed by the Core Fund to the Core Fund Member and any reduction in the Core Fund Member's allocable share of Core Fund nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any.

To the extent that a Core Fund Member's allocable share of Core Fund losses are not allowed because such Member has insufficient adjusted tax basis in its Interests in the Core Fund, such disallowed losses may be carried over by such member to subsequent taxable years and will be allowed if and to the extent of such Member's adjusted tax basis in subsequent years.

At Risk Rules. Individuals and certain closely held C corporations are allowed to deduct their allocable share of Core Fund losses (if any) only to the extent of each Core Fund Member's "at risk" amount in the Core Fund at the end of the taxable year in which the losses occur. A Core Fund Member's at risk amount generally is equal to such member's aggregate capital contributions to the Core Fund. To the extent that a Core Fund Member's allocable share of Core Fund losses is not allowed because such member has an insufficient amount at risk in the Core Fund, such disallowed losses may be carried over by such member to subsequent taxable years and will be allowed if and to the extent of such member's at risk amount in subsequent years.

Passive Activity Loss Rules. The Core Fund's investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a Core Fund Member that is subject to these rules will not be allowed to offset its allocable share of Core Fund items of income or gain with such member's passive activity losses (as defined for U.S. federal income tax purposes) from other sources.

Investment Interest Limitation. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Core Fund on its indebtedness (so-called "investment interest") only to the extent of each Core Fund Member's net investment income for the taxable year. A Core Fund Member's net investment income generally is the excess, if any, of such member's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Core Fund gains on the sale of its investments), as well as "qualified dividend income," unless the Core Fund Member elects to pay tax on such gain or income at ordinary income rates.

To the extent that a Core Fund Member's allocable share of Core Fund investment interest is not allowed as a deduction because such member has insufficient net investment income, such disallowed investment interest may be carried over by such member to subsequent taxable years and will be allowed if and to the extent of such member's net investment income in subsequent years. If a Core Fund Member borrows to finance the purchase of its Interests, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a Core Fund Member's allocable share of Core Fund investment interest that is subject to this limitation will depend on such member's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Core Fund investment interest will be disallowed under this rule will depend on each such member's particular circumstances each year.

Other Limitations on Deductions and Special Code Provisions. An individual, estate or trust may deduct so-called "miscellaneous itemized deductions," which include fees and other expenses of the Core Fund, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Core Fund Member's allocable share of such expenses that is subject to this disallowance rule will depend on such member's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Thus, the extent, if any, to which such fees and expenses will be subject to disallowance will depend on each Core Fund Member's particular circumstances each year. Other limitations are also imposed on itemized deductions of high-income individuals.

Organizational expenses of the Core Fund are not currently deductible, but generally must be amortized ratably over a period of 15 years. Syndication expenses of the Core Fund (i.e., expenditures made in connection with the marketing and issuance of Interests, including placement fees and possibly a portion of the management fees if and to the extent used by the Advisors to pay syndication expenses) are neither deductible nor amortizable.

Phantom Income from Core Fund Investments in Non-U.S. Corporations. The Core Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" and "controlled foreign corporations" (each as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, these investments may, among other things, cause a Core Fund Member to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

Non-U.S. Currency Gains or Losses. If the Core Fund makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Core Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Core Fund may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

Non-U.S. Taxes. Certain dividend, interest and other income received by the Core Fund from sources outside of the United States may be subject to withholding taxes imposed by other countries. The Core Fund may also be subject to income and other taxes in certain other countries. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Core Fund and the Members to claim the benefits of such treaties. Members will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes.

Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

Distributions; Disposition  of Interests. Cash distributions by the Core Fund with respect to Interests or in repurchase of less than all of a Core Fund Member's Interests generally will not be taxable to such Member. Instead, such distributions will reduce, but not below zero, the adjusted tax basis in all of the Interests held by such Member immediately before the distribution. If such distributions by the Core Fund to a Member exceed the Member's adjusted tax basis in its Interests, the excess will be taxable to it as though it were a gain from a sale or exchange of the Interests. It is possible that partial repurchases made during the taxable year could result in taxable gain to a Member where no gain would otherwise have resulted if the same partial repurchase were made at the end of the taxable year.

A Core Fund Member who sells its Interests (including a repurchase for cash of all of its Interests) will recognize gain or loss measured by the difference between the amount realized on the sale and such member's adjusted tax basis in the Interests sold (as described in "Tax Basis Rules"  above). Such gain or loss generally will be long-term capital gain or loss if the Core Fund Member held the sold Interests for more than one year (except as otherwise provided by Section 751 of the Code discussed below). The amount realized will include the Core Fund Member's allocable share of Core Fund nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any, as well as any proceeds from the sale.

Upon a Core Fund Member's partial or complete withdrawal from the Core Fund, the Core Fund will allocate its gains and losses for U.S. federal income tax purposes to eliminate, as nearly as possible, the difference, if any, between the Core Fund Member's capital account for, and tax basis in, the withdrawn Interest. These allocated gains and losses may be long-term or short-term capital gains and losses, and a withdrawing Core Fund Member may therefore recognize a short-term or long-term capital gain or loss as a result of a withdrawal, regardless of such member's holding period for its Interests. To the extent that a disparity between the Core Fund Member's capital account and tax basis for the withdrawn Interest is not eliminated as a result of these allocations, a withdrawing Core Fund Member will generally recognize a taxable gain or loss as if it had disposed of its withdrawn Interest, as described in the previous paragraph.

Gains recognized upon cash distributions or dispositions may be treated as ordinary income, taxable at ordinary income tax rates, to the extent that the cash proceeds are attributable to the Core Fund Member's allocable share of the Core Fund's "unrealized receivables" or "substantially appreciated inventory," each as defined in Section 751 of the Code.

Qualified Dividends and Certain Capital Gains. Reduced U.S. federal income tax rates apply to (a) capital gains received by individuals and (b) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates applicable to capital gains will also apply to capital gains recognized by Core Fund Members who sell Interests that they have held for more than one year (except as otherwise provided by Section 751 of the Code as discussed in "Distributions; Dispositions of Interests" above). The reduced rates cease to apply for taxable years beginning after December 31, 2010, after which they are scheduled to be increased to 20% for long-term capital gains and to ordinary income rates for dividends.

Investments in REITs. Core Fund investments in real estate investment trusts ("REITs") may generate dividend income or net capital gains. Dividends from REITs are not "qualified dividends" and thus are not eligible for the reduced rates described in the previous paragraph. A REIT does not pass through losses to its investors.

Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Core Fund Member's potential alternative minimum tax liability may be affected by reason of an investment in the Core Fund. The extent, if any, to which the alternative minimum tax applies will depend on each Core Fund Member's particular circumstances for each taxable year.

Tax Elections and Certain Basis Adjustments. Neither the Core Fund nor the Master Fund currently intends to make an election under Section 754 of the Code (which election would adjust the Core Fund's tax basis in its assets in connection with, among other things, a disposition of Interests). The Advisor, subject to the supervision of the Board, will make all tax elections for the Core Fund and the Master Fund.

Regardless of whether the Core Fund makes the Section 754 election, such fund will be required to reduce the tax basis in its remaining property following certain distributions in liquidation of a Core Fund Member's Interests. This would occur when, subject to a de minimis exception, the departing Core Fund Member recognizes a loss upon the liquidation or takes property distributed in kind with a tax basis that is in excess of its tax basis in the hands of the Core Fund immediately before the distribution. These reductions in tax basis are intended to prevent certain duplications of losses.

Tax Reports to Members. The Core Fund will not be able to deliver Schedule K-1s to Core Fund Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year. The Core Fund will provide Core Fund Members with estimated annual U.S. federal income tax information prior to April 15, assuming the Core Fund is able to obtain such information.

Tax Audits. The IRS may audit Core Fund information tax returns at the Core Fund level in a unified entity proceeding. The Advisor would represent the Core Fund at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the Core Fund Members. The Advisor may also generally enter into settlement agreements with the IRS that bind such members and consent on behalf of the Core Fund to extend the statute of limitations for assessing a deficiency with respect to a Core Fund item. Successful adjustments by the IRS of Core Fund items of income, gain, loss, deduction or expense could change a Core Fund Member's U.S. federal income tax liabilities.

Reportable Transactions and Certain Tax Filing Requirements. Treasury Regulations that govern potentially tax-motivated transactions (the "Reportable Transaction Regulations") provide that certain taxpayers participating, directly or indirectly, in a "reportable transaction" must disclose such participation to the IRS. The scope and application of the Reportable Transaction Regulations is not entirely clear. An investment in the Core Fund may result in a Core Fund Member's participation in a "reportable transaction" if, for example, the Core Fund recognizes certain types of losses in the future (potentially including losses recognized by Core Fund investments), or if the Core Fund (or Core Fund investments) utilizes certain investment strategies and, in each case, the Core Fund does not otherwise meet certain applicable exemptions. If an investment in the Core Fund results in participation in one or more "reportable transactions," the Core Fund and potentially each Core Fund Member may be required to make disclosures to the IRS, on attachments to their United States federal income tax returns. The Core Fund and the Core Fund Members may also be required to make separate disclosures to the IRS. Significant penalties may apply to taxpayers who fail to properly disclose their participation in a "reportable transaction." Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in the Core Fund.

Treasury Regulations additionally require "material advisors" with respect to any "reportable transaction" to make a return (in such form as the IRS may prescribe) setting forth certain information regarding such "reportable transaction." The IRS will issue a "reportable transaction number" to be associated with such "reportable transactions." Material advisors are required to maintain lists that identify these "reportable transactions" and their participants. Material advisors may be required to furnish such lists to the IRS, upon request. The Core Fund and/or its advisors may be considered a "material advisor" with respect to one or more "reportable transactions," and as such, would be required to follow the above described procedures. To the extent the Core Fund is involved in a "reportable transaction," the Core Fund and Core Fund Members may be required to report the applicable "reportable transaction number" to the IRS as part of its disclosure obligations discussed above. Prospective investors are urged to consult their own tax advisors regarding their potential responsibility to furnish the aforementioned reportable transaction number(s) to the IRS.

Certain Considerations for U.S. Tax-Exempt Investors. An investment in the Core Fund will generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Fund.

State, Local and Non-U.S. Tax Consequences. Core Fund Members, as well as the Core Fund itself (and the Master Fund), may be subject to various state, local and non-U.S. taxes. Prospective investors are urged to consult their own tax advisors with respect to the state, local and non-U.S. tax consequences of acquiring, holding and disposing of Interests.

Taxation of TEI Core Fund and TEI Core Fund Members

The following is a summary of certain U.S. federal income tax consequences to TEI Core Fund Members who purchase Interests in the offering. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular TEI Core Fund Member or to TEI Core Fund Members subject to special treatment under U.S. federal income tax laws. This discussion is limited to TEI Core Fund Members who hold their Interests as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein.  Except as otherwise expressly stated in the sub-heading "Tax Status of the TEI Core Fund" below, counsel to the TEI Core Fund has not rendered any legal opinion regarding any tax consequences relating to the TEI Core Fund and the Offshore Fund or an investment in the TEI Core Fund and the Master Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Interests, as well as the effects of state, local and non-U.S. tax laws.

PROSPECTIVE TEI CORE FUND ELIGIBLE INVESTORS SHOULD ONLY CONSIDER AN INVESTMENT IN THE TEI CORE FUND BASED ON ANTICIPATED PRE-TAX ECONOMIC RETURNS. TAX ADVANTAGES (I.E., DEDUCTIONS AND LOSSES) ARE NOT A SIGNIFICANT OR INTENDED FEATURE OF AN INVESTMENT IN THE TEI CORE FUND.

For purposes of this summary, a "Non-U.S. Member" means any TEI Core Fund Member (other than an entity treated as a partnership or other flow-through entity and its beneficial owners) that is not a "U.S. person." A "U.S. person" is a citizen or individual resident of the U.S., a corporation created or organized in the U.S. or under the laws of the U.S. or any political subdivision thereof, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if (i) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and properly elected to be treated as a U.S. person. The U.S. federal income tax treatment of a partner or other beneficial owner in a partnership or other flow-through entity generally will depend on the status of the partner and the activities of such partnership. Partners and partnerships (including beneficial owners of pass-through entities and such entities themselves) should consult their own tax advisors as to the particular U.S. federal income tax consequences applicable to them.

Tax Status of TEI Core Fund.  The TEI Core Fund expects to be treated as a partnership and not as a corporation for U.S. federal income tax purposes.  The TEI Core Fund will receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, the TEI Core Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for U.S. federal income tax purposes.  The opinion of Skadden, Arps, Slate, Meagher & Flom LLP is not binding on the IRS or any court.

A limited liability company (such as the TEI Core Fund) that has registered under the 1940 Act would be treated as a corporation for U.S. federal income tax purposes if it were to become a publicly traded partnership.  A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).  The TEI Core Fund has represented to Skadden, Arps, Slate, Meagher & Flom LLP that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

In addition, the LLC Agreement imposes significant restrictions on Transfers.  By purchasing an Interest, each Member agrees to indemnify and hold harmless the TEI Core Fund, the Board, the Advisors, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of the LLC Agreement and (ii) any misrepresentation made by such Member in connection with any such Transfer.  A similar indemnification will be required to be made by any proposed Transferee.

Ultimately, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to the treatment of the TEI Core Fund as a partnership for U.S. federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the TEI Core Fund), the continuation of which cannot be assured.  Skadden, Arps, Slate, Meagher & Flom LLP has not been asked to render a TEI Core Fund tax status opinion, or to review such factual environment, after the closing of the initial offering and, thus, will not do so.

If the TEI Core Fund were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for the Members would result.  The TEI Core Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Members, thereby materially reducing the amount of any cash available for distribution to Members.  In addition, the Members would be treated as stockholders of a corporation for U.S. federal income tax purposes.  Thus, capital gains and losses and other income and deductions of the TEI Core Fund would not be passed through to Members, and all distributions by the TEI Core Fund to Members would be treated as dividends, return of capital and/or gains.

         By reason of its treatment as a partnership for U.S. federal income tax purposes, the TEI Core Fund will not itself be subject to U.S. federal income tax. Rather, each TEI Core Fund Member, who is subject to U.S. federal income tax, in computing its U.S. federal income tax, will include its allocable share of TEI Core Fund items of income, gain, loss, deduction and expense for the taxable year of the TEI Core Fund ending within or with the taxable year of such Member. It is possible that a TEI Core Fund Member's U.S. federal income tax liability with respect to its allocable share of the TEI Core Fund earnings in a particular taxable year could exceed the cash distributions to such member for the year, thus giving rise to an out-of-pocket payment by such member.

         For U.S. federal income tax purposes, a TEI Core Fund Member's allocable share of TEI Core Fund tax items will be determined by the provisions of the LLC Agreement if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If the IRS successfully challenged the TEI Core Fund's allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular TEI Core Fund Member for U.S. federal income tax purposes may be less favorable than the allocations set forth in the LLC Agreement.

Tax Status of the Offshore Fund and the Master Fund. The TEI Core Fund will invest all of its assets in the Offshore Fund.  The Offshore Fund will be treated as a corporation for U.S. federal income tax purposes. Thus, subject to the rules discussed below, the income, gains, losses, deductions and expenses of the Offshore Fund will not be passed through to the TEI Core Fund, and all distributions by the Offshore Fund will be treated as dividends, return of capital and/or capital gains.  The Offshore Fund will invest all its assets in the Master Fund, which will be treated as a partnership for U.S. federal income tax purposes. Consequently, the Offshore Fund's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master Fund. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Offshore Fund's investment practices and activities, in effect, take into account the investment practices and activities of the Master Fund.

Given the nature of the Offshore Fund's investment activities, the Offshore Fund will be treated as engaged in a U.S. trade or business as determined for U.S. federal income tax purposes. Any of the Offshore Fund's income that is effectively connected with such U.S. trade or business generally would be subject to regular U.S. federal income taxation (and may also be subject to a 30% U.S. branch profits tax), thus reducing the Offshore Fund's distributions to the TEI Core Fund and its Members.

Any of the Offshore Fund's income that is associated with gains from the sale of United States real property interests ("USRPIs") generally would be subject to regular U.S. federal income taxation (and may also be subject to a 30% U.S. branch profits tax), thus reducing the Offshore Fund's distributions to the TEI Core Fund and its Members. Offshore Fund investments in Portfolio Funds that predominantly invest in real estate, securities of real estate companies, and securities of real estate investment trusts may be classified as USRPIs.

Certain dividends, interest and other income received by the Offshore Fund from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Offshore Fund may also be subject to capital gains taxes in certain countries where it purchases and sells stocks and securities. Certain types of periodic income received by the Offshore Fund from sources inside the U.S. may be subject to U.S. withholding tax at a rate of 30%.

U.S. Tax-Exempt Members. Under current law, an investment in Interests in the TEI Core Fund will not generate UBTI for a U.S. Tax-Exempt Member, provided that such member does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in Interests in the TEI Core Fund.  Congress has, however, studied the use of non-U.S. corporations organized in tax haven jurisdictions to "block" or prevent UBTI from being realized by tax-exempt investors. No assurance can be given that the law in this area will not be changed. Prospective U.S. Tax-Exempt  Members must consult their own tax advisors in this regard.

The Offshore Fund will be a passive foreign investment company (a "PFIC") as defined for U.S. federal income tax purposes. The Offshore Fund will also be a "controlled foreign corporation" (a "CFC"), as defined for U.S. federal income tax purposes. These tax rules may, among other things, cause a TEI Core Fund Member to recognize income without a corresponding receipt of cash and convert capital gains into ordinary income. Tax rules applicable to PFICs and CFCs are subject to complex coordination rules.  Treasury Regulations provide that U.S. tax-exempt persons generally are not subject to the potentially adverse effects of the PFIC and CFC rules.  Prospective U.S. Tax-Exempt Members are urged to consult their own tax advisors as to the possible effects of these rules on them, as well as any associated reporting requirements.

Non-U.S Members. A non-U.S. investor generally will not be subject to U.S. federal income taxation on Offshore Fund distributions or on gains recognized on the sale, exchange, Transfer or repurchase of Interests in the TEI Core Fund where such Non-U.S. Member's nexus with the U.S. is solely as a result of an investment in such Interests. Different rules from those described above apply in the case of a Non-U.S. Member (i) who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business, (ii) who is an individual present in the U.S. for 183 days or more in a taxable year or has a "tax home" in the U.S. for U.S. federal income tax purposes, or (iii) who is a former citizen of the U.S.

Tax Reports to TEI Core Fund Members. The TEI Core Fund will not be able to deliver Schedule K-1s to TEI Core Fund Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns (if any return filing requirements exist) each year. The TEI Core Fund will provide TEI Core Fund Members with estimated annual U.S. federal income tax information prior to April 15, assuming the TEI Core Fund is able to obtain such information.

Reportable Transactions. Treasury Regulations that govern potentially tax-motivated transactions (the "Reportable Transaction Regulations") provide that certain taxpayers (including certain U.S. persons owning shares in a non-U.S. corporation) participating, directly or indirectly, in a "reportable transaction" must disclose such participation to the IRS. The scope and application of the Reportable Transaction Regulations is not entirely clear. An investment in the TEI Core Fund may result in a TEI Core Fund Member's participation in a "reportable transaction" if, for example, the TEI Core Fund recognizes certain types of losses in the future (potentially including losses recognized by TEI Core Fund Investments), or if the TEI Core Fund (or a TEI Core Fund Investment) utilizes certain investment strategies and, in each case, the TEI Core Fund does not otherwise meet certain applicable exemptions. Also, under proposed Treasury Regulations, a taxpayer who pays (directly or indirectly) a fee to use a patented tax structure may be deemed to have participated in a reportable transaction for U.S. federal income tax purposes. If the proposed Treasury Regulations are finalized, they will be effective with respect to all transactions undertaken after September 26, 2007. As described in greater detail under "Summary − Risk Factors," MG has filed a patent application relating to a structure that imposes an offshore corporation between a registered investment company and an underlying master fund (the "TEI Core Fund Structure"). If MG is successful in obtaining a patent, TEI Core Fund may have to pay a fee for the continued use of the TEI Core Fund Structure. Therefore, if: (i) the proposed Treasury Regulations are finalized; (ii) MG is successful in obtaining a patent on the TEI Core Fund Structure; and (iii) TEI Core Fund agrees to pay MG a fee for the continued use of such patented tax structure, then TEI Core Fund and TEI Core Fund Members may be deemed to have participated in a reportable transaction for U.S. federal income tax purposes. If an investment in the TEI Core Fund results in participation in one or more "reportable transactions," the TEI Core Fund and potentially each TEI Core Fund Member may be required to disclose such participation to the IRS. Significant penalties may apply to taxpayers who fail to properly disclose a "reportable transaction." The TEI Core Fund and the TEI Core Fund Members may also be required to make separate disclosures to the IRS. Significant penalties may apply to taxpayers who fail to properly disclose their participation in a "reportable transaction." Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in the TEI Core Fund.

Treasury Regulations additionally require "material advisors" with respect to any "reportable transaction" to make a return (in such form as the IRS may prescribe) setting forth certain information regarding such "reportable transaction." The IRS will issue a "reportable transaction number" to be associated with such "reportable transactions." Material advisors are required to maintain lists that identify these "reportable transactions" and their participants. Material advisors may be required to furnish such lists to the IRS, upon request. The TEI Core Fund and/or its advisors may be considered a "material advisor" with respect to one or more "reportable transactions," and as such, would be required to follow the above described procedures. To the extent the TEI Core Fund is involved in a "reportable transaction," the TEI Core Fund and TEI Core Fund Members may be required to report the applicable "reportable transaction number" to the IRS as part of its disclosure obligation discussed above. Prospective investors are urged to consult their own tax advisors regarding their potential responsibility to furnish the aforementioned reportable transaction number(s) to the IRS.

Cayman Islands Taxation

There is, at present, no direct taxation in the Cayman Islands, and interest, dividends and gains payable to the Offshore Fund will be received free of all Cayman Islands taxes.  The Offshore Fund is registered as an "exempted company" pursuant to the Companies Law (as amended).  The Offshore Fund has applied for, and expects to receive, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from such date, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits or income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in, or any income arising under, the Offshore Fund, or to the shareholders thereof, in respect of any such property or income.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Plans") should consider, among other things, the matters described below before determining whether to invest in a Fund.

A Plan fiduciary considering an investment in a Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See "Certain U.S. Federal Income Tax Considerations."

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan's governing instruments, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the relevant Fund's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Certain U.S. Federal Income Tax Considerations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because each Fund is registered as an investment company under the 1940 Act, the underlying assets of a Fund should not be considered to be "plan assets" of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, none of the Advisors are fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Member in a Fund, solely by reason of the Plan's investment in the Fund.

Certain prospective investors may currently maintain relationships with the Advisors in which the respective Fund invests, or with other entities that are affiliated with the Advisors. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit the use of Plan assets for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and fiduciaries of such Plans should not permit an investment in the Fund with plan assets if the Advisors or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules apply with respect to such purchase.

Each Fund requires Plan fiduciaries proposing to invest in the respective Fund to certify that (a) the investment by such Plan interest holder in the Fund is prudent for the Plan  (taking into account any applicable liquidity and diversification requirements of ERISA); (b) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan's governing plan documents; (c) none of the Advisors nor any of its affiliates (including, without limitation, any of the Related Parties) has acted as a fiduciary under ERISA with respect to such purchase; (d) no advice provided by the Advisors or any of its affiliates (including, without limitation, any of the Related Parties) has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (e) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in a Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in any Fund.

A FUND'S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISORS OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENTS

An investor in a Fund will be a Member of that Fund and his or her rights in the Fund will be established and governed by the respective LLC Agreement.  A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Members; Additional Classes of Interests

Eligible Investors who subscribe for Interests in a Fund and are admitted to the Fund by its Board will become Members of that Fund. In addition, to the extent permitted by the 1940 Act or any required exemptive relief, the Funds reserve the right to issue additional classes of Interests in the future subject to fees, charges, repurchase rights and other characteristics different from those of the Interests offered in this Prospectus.

Liability of Members

Under Delaware law and the LLC Agreement, each Member will be liable for the debts and obligations of the Funds only to the extent of the value of such Member's Interests. A Member, in the sole discretion of the Board, may be obligated to return to a Fund amounts distributed to the Member in accordance with its LLC Agreement in certain circumstances where, after giving effect to the distribution, certain liabilities of the Feeder Fund exceed the fair market value of the Fund's assets.

Limitation of Liability

Each LLC Agreement provides that the Directors and officers of the Funds and the Advisors (including certain of its affiliates, among others) shall not be liable to the Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

Power of Attorney

In subscribing for Interests, a Member will appoint the Advisors as his, her or its attorney-in-fact for purposes of executing or filing any required certificates and documents relating to the formation and maintenance of a Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in a Fund or the LLC Agreement. This power of attorney, which will be contained in the Subscription Agreement, is a special power of attorney and is coupled with an interest in favor of the Advisors and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a Transfer by a Member of all or any portion of the Member's Interests, except that when the Transferee has been approved by a Fund for admission to such Fund as a substitute Member.

Amendment of the LLC Agreements

Each LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members, except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the such Fund; reduce the capital account of a Member; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.6, 8.10 and 8.11 of the LLC Agreement and as required under the 1940 Act.

Conversion to Open-End Investment Company

To convert a Fund to an "open-end" investment company (that is, a registered investment company that offers redeemable interests or shares), each LLC Agreement requires the favorable vote of a majority of the Directors then in office followed by the favorable vote of the Members holding not less than 75% of the voting power (as determined in accordance with the applicable LLC Agreement) of each affected class or series outstanding, voting as separate classes or series, unless such conversion has been approved by 80% of the Directors, in which case approval by "a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund shall be required.  Upon the adoption of a proposal to convert a Fund from a ''closed-end company'' to an ''open-end company'' as those terms are defined by the 1940 Act and the necessary amendments to the applicable LLC

Agreement to permit such a conversion of such Fund's outstanding Interests entitled to vote, such Fund shall, upon complying with any requirements of the 1940 Act and state law, become an ''open-end'' investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the Members otherwise required by law.

Following any such conversion, it is possible that certain of such Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.  Investors of an open-end investment company may require the fund to redeem their interests at any time, except in certain circumstances as authorized by or under the 1940 Act and any rules thereunder at their then current NAV, less such redemption charge, if any, as might be in effect at the time of a redemption.

Certain Change of Control Provisions

Each Fund's LLC Agreement includes provisions (i) allowing for a merger or consolidation of a Fund with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved by two-thirds of its Directors; (ii) prohibiting the transfer of an Interest in a Fund in whole or in part to any person or entity without the express written consent of the Board of such Fund; (iii) authorizing each Fund's Board to amend its LLC Agreement without Member approval (except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the such Fund; reduce the capital account of a Member; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.6, 8.10 and 8.11 of the LLC Agreement and as required under the 1940 Act); and (iv) allowing for the removal of a Fund's Director from office for cause only, and not without cause, and only by the action of a majority of the remaining Directors followed by a vote of the holders of at least 75% of the Interests then entitled to vote for the election of such Director.  These provisions could have the effect of limiting the ability of other entities or persons to acquire control of such Feeder Fund or to change the composition of its Board.  Such attempts could have the effect of increasing the expenses of such Fund and disrupting the normal operation of the Fund.

Term, Dissolution and Liquidation

A Fund shall be dissolved: (1) upon the affirmative vote to dissolve the Fund by not less than 80% of the Directors (including a majority of the Independent Directors); or (2) as required by Delaware law or any other applicable law.  In the event of the dissolution of the Master Fund, the Board will seek to act in the best interests of the relevant Feeder Fund and the Members in determining whether, for example, to invest a Feeder Fund's assets directly, rather than through the Master Fund, or to dissolve the respective Feeder Fund.

Upon the occurrence of any event of dissolution of a Fund, the Board or the Advisor, acting as liquidators under appointment by the Board (or any other liquidator, if the Board does not appoint the Advisors to act as liquidators or is unable to perform this function) is charged with winding up the affairs of such Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section entitled "Capital Accounts and Allocations."

Upon the liquidation of a Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of such Fund (other than debts to its Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to its Members paid in order of seniority and on a pro rata basis; and (iii) finally to such Members in accordance with the positive balances in their respective capital accounts as determined after taking into account all adjustments to capital accounts for all periods.  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

The Board may in its sole discretion, if determined to be in the best interests of the Members, distribute the assets of the Funds into and through a liquidating trust to effect the liquidation of the Funds. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Members of the Funds.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of their current and former Members and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information a Fund collects, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, its affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds' or their affiliates' Web sites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former Members, except as permitted by law or as is necessary to respond to regulatory requests or to service member accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates or financial intermediaries to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former Members to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former members, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Funds to provide you with additional or different privacy-related rights beyond what is set forth above, then the Funds will comply with those specific laws, rules or regulations.

OTHER INFORMATION

Merrill Lynch & Co., Inc. owns approximately 49% of the total capital stock of BlackRock, the ultimate parent company of each of the Advisors, and no more than approximately 45% of BlackRock's voting power. The PNC Financial Services Group, Inc. owns approximately 34% of BlackRock's common stock.

REPORTS TO MEMBERS

Members will receive annual tax information necessary for completion of Federal, state and local tax returns. This information may in certain cases contain estimates. The Funds intend to furnish to Members such information as soon as practicable after receipt of the necessary information from the Portfolio Funds. However, such annual tax information will be provided by the Funds after April 15 of each year and, accordingly, Members will need to file extensions for the completion of their tax returns.

The Funds anticipate sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act. Members may also be sent additional reports regarding the Funds' operations, at the discretion of the Advisors.

FISCAL YEAR

For accounting purposes, each Fund's fiscal year is the 12-month period ending on December 31. The 12-month period ending March 31 of each year will be the taxable year of each Fund.

ACCOUNTANTS AND LEGAL COUNSEL

The Board has selected           ("           ") as the independent public accountants of the Funds.                 's principal business address is located at                                 ..

Skadden, Arps, Slate, Meagher & Flom, LLP, located at 4 Times Square, New York, New York, 10036, serves as legal counsel to the Funds and also serves as legal counsel to the Advisors and certain of its affiliates.

INQUIRIES

Inquires concerning the Funds and the Interests (including procedures for purchasing Interests) should be directed to:

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
Attention:
Toll-Free 1-800-882-0052

FINANCIAL STATEMENTS

The Core Fund's audited financial statements for the period ended                     , the TEI Core Fund's audited financial statements for the period ended                     , the Funds' audited financial statements for the period ended                     , and the registered public accountant's reports thereon are set forth in the following pages.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients.  The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent.  Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting.  BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,(3) whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).(4)  When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5)  It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

(1)           The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2)           In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies.  In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3)           Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4)           DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.

(5)           Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients.  While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I.	Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter.  In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.  As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues.  BlackRock believes that certain proxy voting issues—such as approval of mergers and other significant corporate transactions—require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines.  The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

(6)           Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually employed by BlackRock.

(7)           The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8)           The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9)

(9)           The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

All records will be maintained in accordance with applicable law.  Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion.  The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II.	Special Circumstances

Routine Consents.  BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients.  BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan.  Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies.  While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.  If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date.  With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest.  From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).(10)

(10)           Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•
The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•
if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

III.	Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.	Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies.  As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE and DESCRIPTION
A.1	FOR nominees for director of United States companies in uncontested elections, except for nominees who
•
have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

• voted to implement or renew a “dead hand” poison pill
• ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
• failed to act on takeover offers where the majority of the shareholders have tendered their shares
• are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
• on a case by case basis, have served as directors of other companies with allegedly poor corporate governance
• sit on more than six boards of public companies
A.2
FOR nominees for directors of non U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case by case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management.  While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the

Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1	FOR approval of independent auditors, except for
• auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
• auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation
• on a case by case basis, auditors who in the Committee’s opinion provide a significant amount of non audit services to the company
B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits.  As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1
IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the

Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name

F.	Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

G.	Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who
•
have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

• ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
• are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
• on a case by case basis, have served as directors of companies with allegedly poor corporate governance
G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master feeder structure or authorizing the Board to approve a master feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed end investment companies

H.	Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2	AGAINST proposals seeking to have companies provide non required reports on:
	•	environmental liabilities;
	•	bank lending policies;
	•	corporate political contributions or activities;
	•	alcohol advertising and efforts to discourage drinking by minors;
	•	costs and risk of doing business in any individual country;
	•	involvement in nuclear defense systems
H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11)           Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements
Audited Financial Statements.(1)
Report of Independent Registered Public Accounting Firm.(1)

(2)	Exhibits

(a)	Limited Liability Company Agreement.(2)

(b)	By-Laws.(2)

(c)	Inapplicable.

(d)	Refer to Exhibits (a) and (b) above.

(e)	Inapplicable.

(f)	Inapplicable.

(g)(1)	Form of Investment Management Agreement.(1)
(2)	Form of Sub-Investment Advisory Agreement.(1)

(h)(1)	Form of Distribution Agreement between Registrant and BlackRock Investments, Inc. (1)
(2)	Form of Broker-Dealer Agreement.(1)

(i)	Form of the BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan.(1)

(j)(1)	Form of Custody Agreement.(1)
(2)	Form of Escrow Agent Agreement.(1)

(k)(1)	Form of Transfer Agency Agreement.(1)
(2)	Form of Administrative, Accounting and Investor Services Agreement.(1)
(3)	Form of Name Licensing Agreement.(1)
(4)	Form of Expense Reimbursement Agreement.(1)
(5)	Form of Placement Agent Agreement.(1)

(l)	Opinion and Consent of Counsel to the Registrant.(1)

(m)	Inapplicable.

(n)	Independent Registered Public Accounting Firm Consent.(1)

(o)	Inapplicable.

(p)	Subscription Agreement.(1)

(q)	Inapplicable.

(r)(1)	Code of Ethics of the Registrant.(1)

(2)	Code of Ethics of the Advisor and Sub-Advisor.(1)
(2)	Code of Ethics of the Distributor.(1)

(s)(1)	Power of Attorney for directors.(2)
(2)	Power of Attorney for officers.(2)
(3)	Certified Resolution of the Board of Directors of the Registrant Regarding Power of Attorney. (2)

__________________________
(1)	To be filed by amendment.

(2)	Filed herewith.

Item 26. Marketing Arrangements

Reference is made to the Form of Distribution Agreement for the Registrant’s limited liability company interests filed by amendment to this registration statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$
Printing (other than certificates)
Accounting fees and expenses related to the offering
Legal fees and expenses related to the offering
FINRA fee
Miscellaneous (i.e., travel) related to the offering
Total	$

Item 28. Persons Controlled by or under Common Control with the Registrant

None.

Item 29. Number of Holders of Shares

As of                     , 2008:

Title of Class	Number of Record Holders
Limited Liability Company Interests

Item 30. Indemnification

Section 3.7 of the Registrant's Limited Liability Company Agreement provides as follows:

"SECTION 3.7.        INDEMNIFICATION.

(a)                 The Company hereby agrees to indemnify each person who at any time serves as a Director or officer of the Company (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any capacity set forth in this Section 3.7 by reason of the indemnitee having acted in any such capacity, except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that the indemnitee's action was in the best interest of the Company or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Directors or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Agreement shall continue as to a person who has ceased to be a Director or officer of the Company and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Agreement or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Director or officer of the Company or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)                 Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are Disinterested Non-Party Directors that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)                 The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his or her undertaking, (ii) the Company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)                 The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Agreement, the By-Laws of the Company, any statute, agreement, vote of Members or Directors who are ''disinterested persons'' (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)                 Subject to any limitations provided by the 1940 Act and this Agreement, the Company shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Company or serving in any capacity at the request of the Company to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Directors.

(f)                 Each Member covenants for itself and its successors, assigns, heirs and personal representatives that such Person shall, at any time prior to or after the dissolution of the Company, whether before of after such Member's withdrawal from the Company, pay to the Company and/or the Tax Matters Partner on demand any amount which the Company or the Tax Matters Partner, as the case may be, is required to pay in respect of taxes (including withholding taxes and, if applicable, interest, penalties and costs and expenses of contesting any such taxes) imposed upon income of or distributions to such Member."

Item 31. Business and Other Connections of Investment Adviser

Not Applicable

Item 32. Location of Accounts and Records

The Registrant's accounts, books and other documents are currently located at the offices of (1) the Registrant, (2) the Advisor, (3) the Sub-Advisor, (4) the Custodian and (5) the Administrator.  The address of each is as follows:

1.     BlackRock Core Alternatives Portfolio LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

2.     BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

3.     BlackRock Financial Management, Inc.
40 East 52 Street
New York, New York 10022

4.     PFPC Trust Company
8800 Tinicum Boulevard, 3rd Floor, Suite 200
Philadelphia, Pennsylvania 19153

5.     PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1)  The Registrant hereby undertakes to suspend the offering of its limited liability company interests until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not Applicable

(3)  Not Applicable

(4)  (a) The Registrant undertakes: to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (3) and to include any material information with respect to any plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C:  Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)  Not Applicable

(6)  Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of November 2008.
BLACKROCK CORE ALTERNATIVES PORTFOLIO LLC

By:	/s/ DONALD C. BURKE
Donald C. Burke
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature†	Title	Date
/s/ DONALD C. BURKE	President and Chief Executive Officer	November 25, 2008
Donald C. Burke
/s/ NEAL J. ANDREWS	Principal Financial Officer	November 25, 2008
Neal J. Andrews
/s/ G. NICHOLAS B BECKWITH, III*	Director	November 25, 2008
G. Nicholas B Beckwith, III
/s/ RICHARD E. CAVANAGH*	Director	November 25, 2008
Richard E. Cavanagh
/s/ RICHARD S. DAVIS*	Director	November 25, 2008
Richard S. Davis
/s/ KENT DIXON*	Director	November 25, 2008
Kent Dixon
/s/ FRANK J. FABOZZI*	Director	November 25, 2008
Frank J. Fabozzi
/s/ KATHLEEN F. FELDSTEIN*	Director	November 25, 2008
Kathleen F. Feldstein
/s/ JAMES T. FLYNN*	Director	November 25, 2008
James T. Flynn
/s/ HENRY GABBAY*	Director	November 25, 2008
Henry Gabbay
/s/ JERROLD B. HARRIS*	Director	November 25, 2008
Jerrold B. Harris
/s/ R. GLENN HUBBARD*	Director	November 25, 2008
R. Glenn Hubbard
/s/ W. CARL KESTER*	Director	November 25, 2008
W. Carl Kester
/s/ KAREN P. ROBARDS*	Director	November 25, 2008
Karen P. Robards
/s/ ROBERT S. SALOMON, JR.*	Director	November 25, 2008
Robert S. Salomon, Jr.

* By:	/s/ DONALD C. BURKE
Donald C. Burke, as Attorney-in-Fact

† This Registration Statement has also been signed by these persons in their capacities as directors and officers of BlackRock Core Alternatives Master Portfolio LLC.

INDEX TO EXHIBITS

Ex. 99.(a)	Limited Liability Company Agreement.
Ex. 99.(b)	By-Laws.
Ex. 99.(s)(1)	Power of Attorney.
Ex. 99.(s)(2)	Power of Attorney.
Ex. 99.(s)(3)	Certified Resolution of the Board of Directors of the Funds Regarding Power of Attorney.